UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☒ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Lockheed Martin Corporation

(Name of Registrant as Specified in Its Charter)

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Lockheed Martin Corporation

6801 Rockledge Drive Bethesda, MD 20817

Robert J. Stevens

Chairman, President and Chief Executive Officer

March 13, 2009

Dear Fellow Stockholders:

On behalf of the Board of Directors, I would like to invite you to attend our 2009 Annual Meeting of Stockholders. We will meet on Thursday, April 23, 2009, at 10:30 a.m., Eastern Daylight Time, at the Doubletree Hotel Philadelphia, 237 South Broad Street, Philadelphia, PA 19107. Prior to the meeting, you are invited to join the Board and senior management at a reception at 10:00 a.m. If you cannot attend, you may listen to a webcast of the Annual Meeting through our website, http://www.lockheedmartin.com/investor.

The Annual Meeting will include discussion and voting on the matters described in the accompanying notice and Proxy Statement. Whether or not you plan to attend, please be sure to vote your shares. You may vote your shares by returning the enclosed proxy card, or by following the instructions for Internet or telephone voting printed on the proxy card. If you plan to attend, please let us know by marking the appropriate box when you cast your vote.

Thank you for your continued support of Lockheed Martin. I look forward to seeing you in Philadelphia.

Sincerely,

Robert J. Stevens

LOCKHEED MARTIN CORPORATION

6801 Rockledge Drive

Bethesda, MD 20817

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

DATE	Thursday, April 23, 2009

TIME	10:30 a.m. Eastern Daylight Time

PLACE	Doubletree Hotel Philadelphia
237 South Broad Street
Philadelphia, PA 19107

WEBCAST	You may listen to a live webcast of our Annual Meeting at
http://www.lockheedmartin.com/investor. Listening to the webcast will not represent attendance at the Annual Meeting and you will not be able to cast your vote on our website during the live webcast.

ITEMS OF BUSINESS	(1) Election of 13 director-nominees to serve on the Board for a one-year term ending at next year’s Annual Meeting;
(2) Ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditors for the 2009 fiscal year;
(3) Management Proposal to amend the Charter to delete the 80% supermajority vote requirement for amendment of Article XIII;
(4) Stockholder Proposal to require the Corporation to provide a written report to stockholders on certain information relating to the Corporation’s space-based weapons program;
(5) Stockholder Proposal to adopt a policy requiring stockholder approval on agreements that would provide payments or awards after a senior executive’s death that are unrelated to services rendered to the Corporation;
(6) Stockholder Proposal to allow the Corporation’s stockholders to adopt a policy to give stockholders an opportunity to vote on a resolution, proposed by management, to ratify the compensation of the named executive officers; and
(7) Consideration of any other matters that may properly come before the meeting.

RECORD DATE	Stockholders of record at the close of business on March 2, 2009, are entitled to vote at the meeting.

ANNUAL REPORT	We have enclosed our 2008 Annual Report to Stockholders. The report is not part of the proxy soliciting materials for the Annual Meeting.

PROXY VOTING	It is important that you vote your shares, so that your shares are counted at the Annual Meeting. You may vote your shares by completing and returning the enclosed proxy card, or by following the instructions printed on the proxy card or contained in the Proxy Statement for Internet or telephone voting.

Lillian M. Trippett
Vice President, Corporate Secretary and
Associate General Counsel

March 13, 2009

i

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GENERAL INFORMATION

We are furnishing these proxy materials in connection with the solicitation of proxies, on behalf of your Board of Directors (the “Board”), to be voted at our 2009 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement. Lockheed Martin Corporation (the “Corporation”) is a Maryland corporation.

You are invited to attend our Annual Meeting on April 23, 2009, at 10:30 a.m., Eastern Daylight Time, at the Doubletree Hotel Philadelphia, 237 South Broad Street, Philadelphia, PA. Directions to the meeting appear at the back of this Proxy Statement at Appendix B.

We began mailing the notice, Proxy Statement, and proxy card for the Annual Meeting and our 2008 Annual Report to Stockholders (“Annual Report”) on or about March 13, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April  23, 2009. The Proxy Statement and Annual Report are available at http://www.lockheedmartin.com/investor.

Questions and Answers

Do I need a ticket to attend the Annual Meeting?

You will need both an admission ticket (or proof of ownership) and valid photo identification to attend the Annual Meeting. An admission ticket is attached to your proxy card. Please detach the ticket and bring it with you to the meeting. If you vote electronically through the Internet, you will be guided to an online site where you will be able to print an admission ticket. If you hold shares through an account with a bank or broker, you will need to contact your bank or broker and request a legally valid proxy from the owner of record to vote your shares. This will serve as your admission ticket.

A recent brokerage statement or letter from your broker showing that you owned Lockheed Martin stock in your account as of March 2, 2009 (the “Record Date”), also serves as an admission ticket.

If you do not have an admission ticket (or proof of ownership) and valid photo identification, you will not be admitted to the Annual Meeting. As a safety measure, all attendees must leave any bags, briefcases, or packages at the registration desk prior to entering the meeting room.

Will the Annual Meeting be webcast?

Yes. We will webcast the Annual Meeting live on April 23, 2009. You are invited to visit http://www.lockheedmartin.com/investor at 10:30 a.m., Eastern Daylight Time, on April 23, 2009, to access the live webcast. Registration for the webcast is required. Stockholders who wish to access the webcast should pre-register on our website. Listening to our Annual Meeting webcast will not represent attendance at the meeting, and you will not be able to cast your vote as part of the live webcast.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock, $1 par value per share, at the close of business on March 2, 2009, are entitled to vote their shares at the Annual Meeting. As of the Record Date, there were             shares outstanding. Each share outstanding on the Record Date is entitled to one vote on each proposal presented at the Annual Meeting. This includes shares held through Direct Invest, our dividend reinvestment and stock purchase plan, or through our employee benefit plans. Your proxy card shows the number of shares held in your account(s).

What is the difference between holding shares as a registered stockholder and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “registered stockholder” of those shares. We mail the proxy materials and our Annual Report to you directly.

GENERAL INFORMATION

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares that are registered in street name. In this case, the proxy materials and our Annual Report were forwarded to you by your broker, bank, or other nominee, who is considered the registered stockholder. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the voting instructions included in the mailing.

Employees with shares allocated in an employee benefit plan account will not receive a paper mailing and should review the information on procedures for employees on page 4.

What am I voting on and what are the Board’s voting recommendations?

Our stockholders will be voting on the following proposals which are described in more detail beginning on page 62:

Item No.	Description	Page	Board’s Voting Recommendation
1	Election of director-nominees	62	FOR all nominees
2	Ratification of appointment of Ernst & Young LLP, independent registered public accounting firm	65	FOR this proposal
3	Management proposal	67	FOR this proposal
4 – 6	Stockholder proposals	69	AGAINST these proposals

Can other matters be decided at the Annual Meeting?

At the time the Proxy Statement went to press, we were not aware of any other matters to be presented at the Annual Meeting. If other matters are properly presented for consideration at the Annual Meeting, the proxy holders appointed by your Board (who are named in your proxy card if you are a registered stockholder) will have the discretion to vote on those matters for you in accordance with their best judgment.

How do I vote?

If your shares are registered in your name, you may vote using any of the methods described below. If your shares are held in the name of a broker, bank, or other nominee, your nominee will provide you with voting instructions.

Internet or By Telephone

Our Internet and telephone voting procedures for registered stockholders are designed to authenticate your identity, allow you to give your voting instructions, and confirm that those instructions are properly recorded.

You may access the Internet voting site at http://www.investorvote.com. Please have your proxy card in hand when you go online. You will receive instructional screen prompts to guide you through the voting process. You also will have an opportunity to confirm your voting selections before your vote is recorded.

You can vote by calling toll free 1-800-652-8683 within the U.S., Canada, and Puerto Rico, or 1-781-575-2300 from outside the U.S. Please have your proxy card in hand when you call. You will receive voice prompts to guide you through the process. You also will have an opportunity to confirm your voting selections before your vote is recorded.

Internet and telephone voting facilities for registered stockholders will be available 24 hours a day until 1:00 a.m., Eastern Daylight Time, on April 23, 2009. If you vote on the Internet or by telephone, you do not have to return your proxy card.

GENERAL INFORMATION

The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank, or other nominee. We recommend that you follow the voting instructions in the materials that you receive from your nominee.

By Mail

Simply mark, date, and sign the proxy card and return it in the postage-paid envelope provided.

If you want to vote in accordance with the Board’s recommendations, simply sign, date, and return the proxy card. The named proxy holders will vote unmarked proxy cards in accordance with the Board’s recommendations.

If you are a registered stockholder, and the postage-paid envelope is missing, please mail your completed proxy card to Lockheed Martin Corporation, c/o Computershare Investor Services, P.O. Box 43116, Providence, RI 02940.

In person at the Annual Meeting

All registered stockholders may vote in person at the Annual Meeting. Voting your proxy electronically through the Internet, by telephone, or by mail does not limit your right to vote at the Annual Meeting. You also may be represented by another person at the Annual Meeting by executing a legally valid proxy designating that person to vote on your behalf. If you are a beneficial owner of shares, you must obtain a legally valid proxy from your broker, bank, or other nominee and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting. A legally valid proxy is an authorization from your broker, bank, or other nominee to vote the shares held in the nominee’s name that satisfies Maryland law and Securities and Exchange Commission (“SEC”) requirements for proxies.

Your vote is important. You can save us the expense of a second mailing by voting promptly, even if you plan to attend the Annual Meeting.

Can I change my proxy vote?

Yes. If you are a registered stockholder, you can change your proxy vote or revoke your proxy at any time before the Annual Meeting by:

•	returning a signed proxy card with a later date;
•	entering a new vote electronically by the Internet or telephone;
•	notifying the Corporate Secretary in writing; or
•	submitting a written ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other nominee. You also may vote in person at the Annual Meeting if you obtain a legally valid proxy from the registered stockholder as described in the answer to the previous question.

Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain voting instructions will be voted:

•	FOR the election of director-nominees.
•	FOR the ratification of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2009.
•	FOR the management proposal.
•	AGAINST the stockholder proposals.
•	In the best judgment of the named proxy holders on other matters properly brought before the Annual Meeting.

GENERAL INFORMATION

How do I vote if I participate in one of the Corporation’s 401(k) or Defined Contribution Plans?

As a participant in one of the 401(k) or defined contribution plans, you may direct the plan trustees how to vote shares allocated to your account(s) on a proxy voting direction card, by telephone, or electronically by the Internet. Most active employees who participate in the savings plans will receive an email notification announcing Internet availability of this Proxy Statement and how to submit voting directions.

If you do not provide timely directions to the plan trustee, shares allocated to your account will be voted by the plan trustee depending on the terms of your plan or other legal requirements.

Plan participants are entitled to attend the Annual Meeting, but may not vote plan shares at the Annual Meeting. If you wish to vote, whether you plan to attend the Annual Meeting or not, you should direct the trustee of your plan(s) how you wish to vote your plan shares no later than 11:59 p.m. Eastern Daylight Time, on April 20, 2009.

How many shares must be present to hold the Annual Meeting?

In order for us to conduct our Annual Meeting, a majority of the shares outstanding and entitled to vote as of March 2, 2009, must be present in person or by proxy. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet, telephone, or mail. We will count abstentions and broker non-votes for purposes of determining whether a quorum exists at the meeting.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered stockholder, your shares will not be voted unless you provide a proxy or vote in person at the Annual Meeting. If you are a participant in one of the 401(k) or defined contribution plans and you do not provide timely directions to the plan trustee, shares allocated to your account will be voted by the plan trustee depending on the terms of your plan or other legal requirements. If you hold shares through an account with a bank, broker, or other nominee, and you do not provide voting instructions, your shares still may be voted on certain matters.

Brokerage firms have authority under New York Stock Exchange (“NYSE”) rules to vote shares on routine matters for which their customers do not provide voting instructions. The election of directors, the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2009, and Management Proposal 3 are considered routine matters. As a result, if you hold your shares through a broker and do not direct the broker how to vote your shares on these routine matters, your broker may vote the shares on your behalf.

The stockholder proposals are not considered routine matters by the NYSE. As a result, if you hold your shares through a broker and do not direct the broker how to vote your shares on these non-routine matters, the brokerage firm cannot vote the shares on your behalf. Shares for which a broker is not authorized to vote are known as “broker non-votes.” A broker non-vote on the stockholder proposals will not result in a vote cast and, therefore, has no effect on the stockholder proposals.

GENERAL INFORMATION

What are the voting requirements to elect directors and approve each of the proposals?

The affirmative vote of a majority of the votes cast at the meeting, if a quorum is present, is required to take or authorize action upon any matter that properly may come before the meeting, unless applicable law or our Charter or Bylaws provide otherwise for a particular matter. Under Maryland law and our Charter, a higher voting standard is required to approve Management Proposal 3. The voting requirements are as follows:

Proposal	Standard
1 Election of Directors	Majority of votes cast
2 Approval of Ernst & Young LLP	Majority of votes cast
3 Management proposal to amend the Charter to delete the 80% supermajority vote requirement for amendment of Article XIII	80% of the votes entitled to be cast
4-6 Stockholder proposals	Majority of votes cast

Under our Bylaws, to be elected at the Annual Meeting, a nominee for election as a director must receive more votes for his or her election than votes against his or her election. Any director in an uncontested election who fails to receive a majority of the votes cast will be required under the terms of our Corporate Governance Guidelines to offer his or her resignation for consideration by our Nominating and Corporate Governance Committee (“Governance Committee”) and acceptance or rejection by the Board. See “Corporate Governance – Majority Voting Policy for Uncontested Director Elections” on page 10.

For the vote for each director-nominee, the ratification of the selection of Ernst & Young LLP, and the votes on each of the stockholder proposals, an abstention has no effect. While a stockholder who abstains on some or all matters is considered present for purposes of determining if a quorum is present at the meeting, an abstention is not counted as a vote cast. In the case of the Management Proposal 3, which requires the affirmative vote of at least 80% of the votes entitled to be cast on the amendment, an abstention has the same effect as a vote against the proposal.

Who will count the votes?

Representatives of our transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as inspectors of election for the 2009 Annual Meeting.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one Annual Report and Proxy Statement to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to reduce our printing and postage costs. Stockholders who participate in householding will continue to receive separate proxy cards. We do not use householding for any other stockholder mailings, such as dividend checks, Forms 1099, or account statements.

If you are eligible for householding, but receive multiple copies of the Annual Report and Proxy Statement and prefer to receive only a single copy of each of these documents for your household, please contact our transfer agent, Computershare Trust Company, N.A., Shareholder Relations, P.O. Box 43078, Providence, RI 02940-3078, or call 1-877-498-8861. If you are a registered stockholder residing at an address with other registered stockholders and wish to receive a separate Annual Report or Proxy Statement in the future, please contact Computershare as indicated above. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

GENERAL INFORMATION

Can I receive a copy of the 2008 Annual Report?

Yes. We will provide a copy of our Annual Report without charge, upon written request, to any registered or beneficial owner of common stock entitled to vote at the Annual Meeting. Requests should be made in writing addressed to Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817, by calling Lockheed Martin Shareholder Direct at 1-800-568-9758, or by accessing the Corporation’s website at http://www.lockheedmartin.com/investor. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements, and other information regarding Lockheed Martin.

Can I view the Proxy Statement and Annual Report on the Internet?

Yes. The Proxy Statement and Annual Report are available on the Internet at http://www.lockheedmartin.com/investor. All stockholders will receive paper copies of the Proxy Statement, proxy card, and Annual Report by mail unless the stockholder has consented to electronic delivery or is an employee with shares allocated in an employee benefit plan.

Can I choose to receive the Proxy Statement and Annual Report on the Internet instead of receiving them by mail?

Yes. If you are a registered or beneficial stockholder, you can elect to receive future Annual Reports and Proxy Statements on the Internet only and not receive copies in the mail by visiting http://investor.shareholder.com/lmt/shareholder.cfm and completing the online consent form. Your request for electronic transmission will remain in effect for all future Annual Reports and Proxy Statements, unless withdrawn. Withdrawal procedures also are located at this website.

Most active employees who participate in the Corporation’s savings plans will receive an email notification announcing Internet availability of the 2008 and future editions of the Annual Report and 2009 Proxy Statement. A paper copy will not be provided unless requested by the employee.

Who pays for the cost of this proxy solicitation?

The Corporation pays for the cost of soliciting proxies on behalf of the Board for the Annual Meeting. We may solicit proxies by mail, telephone, Internet, or in person. We may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxy material to beneficial owners on our behalf. We reimburse them for their reasonable expenses. We have retained Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902 to aid in the solicitation of proxies and to verify related records at a fee of $45,000, plus expenses. To the extent necessary to ensure sufficient representation at the Annual Meeting, we may request the return of proxies by mail, express delivery, courier, telephone, Internet, or other means. Stockholders are requested to return their proxies without delay.

How do I submit a proposal for the Annual Meeting of Stockholders in 2010?

Any stockholder who wishes to submit a proposal for consideration at the 2010 Annual Meeting and for inclusion in the 2010 Proxy Statement should send their proposal to:

Lockheed Martin Corporation

Attention: Vice President and Corporate Secretary

6801 Rockledge Drive

Bethesda, MD 20817.

Proposals must be received no later than November 13, 2009, and satisfy the requirements under applicable SEC Rules (including SEC Rule 14a-8) to be included in the Proxy Statement and on the proxy card that will be used for solicitation of proxies by the Board for the 2010 Annual Meeting.

GENERAL INFORMATION

Our Bylaws also require advance notice of any proposal by a stockholder to be presented at the Annual Meeting that is not included in our Proxy Statement and on the proxy card, including any proposal for the nomination of a director for election. To be properly brought before the 2010 Annual Meeting, written nominations for directors or other business to be introduced by a stockholder must be received between the dates of November 13, 2009 and December 13, 2009, inclusive. A notice of a stockholder proposal must contain information required by our Bylaws about the matter to be brought before the meeting and about the stockholder proponent. Waiver of these requirements by us in a particular instance does not constitute a waiver applicable to any other stockholder proposal, nor does it obligate us to waive the requirements for future submissions. A list of the information which is required to be included in a stockholder proposal may be found in Section 1.11 of our Bylaws at http://www.lockheedmartin.com/investor.

How can I contact the Corporation’s non-management directors?

Stockholders may communicate confidentially with the presiding director or with the non-management directors as a group. If you wish to raise a question or concern to the presiding director or the non-management directors as a group, you may do so by contacting:

Mr. James R. Ukropina

Chairman, Nominating and Corporate Governance Committee

or

Directors

c/o Nominating and Corporate Governance Committee

Lockheed Martin Corporation

6801 Rockledge Drive, MP 220

Bethesda, MD 20817.

Our Vice President and Corporate Secretary reviews all correspondence sent to the Board. The Board has authorized our Vice President and Corporate Secretary to respond to correspondence regarding routine stockholder matters and services (e.g., stock transfer, dividends, etc.). Correspondence from stockholders relating to accounting, internal controls, or auditing matters are immediately brought to the attention of the Audit Committee. All other correspondence is forwarded to the Chairman of the Nominating and Corporate Governance Committee who determines whether distribution to the full Board for review is appropriate. Any director may, at any time, review a log of all correspondence addressed to the Board and request copies of such correspondence.

Can I find additional information on the Corporation’s website?

Yes. Although the information contained on our website is not part of this Proxy Statement, you will find information about the Corporation and our corporate governance practices at http://www.lockheedmartin.com/investor. Our website contains information about our Board, Board committees, our Charter and Bylaws, Code of Ethics and Business Conduct, Corporate Governance Guidelines, and information about insider transactions. Stockholders may obtain, without charge, hard copies of the above documents by writing to:

Investor Relations

Lockheed Martin Corporation

6801 Rockledge Drive

Bethesda, MD 20817.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Lockheed Martin is committed to maintaining and practicing the highest standards of ethics and corporate governance. The Board has adopted Corporate Governance Guidelines that describe the framework within which the Board and its Committees oversee the governance of the Corporation. The Board amended the guidelines in October 2008 to align the director independence definition to the NYSE modified listing standards. The current guidelines are posted at http://www.lockheedmartin.com/investor.

The guidelines contain the Board’s views on a number of governance topics that reflect our commitment to, and appreciation of, the importance of good governance in protecting and enhancing stockholder value. The Governance Committee of the Board regularly assesses our governance practices in light of new or emerging trends and practices.

Our guidelines cover a wide range of subjects, including: the role of the Board and director responsibilities; the designation of a presiding director; a comprehensive Code of Ethics and Business Conduct; director nomination procedures and qualifications; director independence standards; a policy for the review, approval, and ratification of related person transactions; procedures for annual evaluations of the Board, its committees, and directors; director stock ownership; and a clawback policy for executive incentive compensation.

The Corporate Governance Guidelines set forth the Board’s expectation that any director-nominee who fails to receive a majority of the votes cast for election would submit his or her resignation to the Board and provide procedures for the Board to use in considering whether to accept or reject the resignation.

Described below are some of the significant corporate governance practices that have been instituted by the Board.

Role of the Board of Directors

The Board plays an active role in overseeing management and representing the interests of stockholders. Directors are expected to attend all Board meetings, the meetings of committees on which they serve, and the Annual Meeting of Stockholders. Directors also are frequently consulted for advice and counsel between formal meetings.

In 2008, the Board met a total of seven times. All directors attended at least 75% of the total board and committee meetings to which they were assigned in 2008. All directors attended the 2008 Annual Meeting of Stockholders.

Presiding Director

Our Corporate Governance Guidelines provide for the Chairman of the Governance Committee to preside over all executive sessions of the independent directors. The Presiding Director also serves as a contact person to facilitate communications among stockholders, the non-management directors, the Corporation’s management and employees, and other constituents. James R. Ukropina currently serves as our Presiding Director.

Code of Ethics and Business Conduct

At Lockheed Martin ethics is part of our history and culture. We are committed to ethical behavior in all that we do. This is reflected in our vision statement “Powered by Innovation, Guided by Integrity, We Help Our Customers Achieve Their Most Challenging Goals,” and our value statements: “Do What’s Right;” “Respect Others;” and “Perform with Excellence.”

We have had a code of conduct in place since the Corporation was formed in 1995, well before codes became fashionable or required for stock exchange listing. We and our heritage companies were among the first in the aerospace and defense industry to adopt an ethics code.

CORPORATE GOVERNANCE

Our Code of Ethics and Business Conduct, “Setting the Standard,” applies to all directors, officers, and employees. It sets forth our policies and expectations on a number of topics, including our commitment to good citizenship and integrity, promoting a positive and safe work environment, transparency in our public disclosures, avoiding conflicts of interest, confidentiality, preservation and use of company assets, compliance with laws (including insider trading laws), and business ethics. Building on our long history of commitment to the highest standard of ethical conduct, in 2008, “Setting the Standard” was revised and reprinted for the ninth time.

We maintain a toll-free ethics help line for employees as a means of raising concerns or seeking advice. The help line is available to all employees worldwide, 7 days a week, 24 hours a day. Employees using the help line may choose to remain anonymous. All help line inquiries are forwarded to the Corporation’s Office of Ethics and Business Conduct. Our Ethics Office is headed by our Vice President - Ethics and Business Conduct who reports directly to the Chief Executive Officer (“CEO”) and the Ethics and Corporate Responsibility Committee of the Board. Any matters reported to our Ethics Office, whether through the help line or otherwise, involving accounting, internal control or audit matters, or any fraud involving management or persons who have a significant role in the Corporation’s internal controls, are reported directly to the Audit Committee.

Our directors and employees participate in annual ethics training, which consists of a live training session. We devote significant resources to our business conduct compliance training program. In 2008, our employees completed over 600,000 on-line business conduct compliance training modules.

“Setting the Standard,” our Code of Ethics and Business Conduct, is posted on our website at http://www.lockheedmartin.com/investor. Printed copies of our Code may be obtained, without charge, by contacting Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

In 2008, there were no waivers from any provisions of our Code or amendments applicable to any director or executive officer. It is our intent to disclose any such waivers or amendments promptly to stockholders by posting on our website.

Identifying and Evaluating Nominees for Directors

Each year, the Governance Committee recommends to the Board the slate of directors to serve as management’s nominees for election by the stockholders at the Annual Meeting. The process for identifying and evaluating candidates to be nominated to the Board starts with an evaluation of a candidate by the Chairman of the Governance Committee followed by the entire Governance Committee and the CEO. Director candidates may also be identified by stockholders. The Corporation has utilized outside search firms, including Korn/Ferry International and Russell Reynolds Associates, to identify potential candidates in the past. The current slate of nominees are all incumbent directors.

Stockholder Nominees

Stockholder proposals for nominations to the Board should be submitted to the Nominating and Corporate Governance Committee, care of the Vice President and Corporate Secretary, at 6801 Rockledge Drive, Bethesda, MD 20817. To be considered by the Board for nomination at the 2010 Annual Meeting, written notice of nominations by a stockholder must be received between the dates of November 13, 2009 and December 13, 2009, inclusive.

The information requirements for any stockholder proposal or nomination can be found in Section 1.11 of our Bylaws, at http://www.lockheedmartin.com/investor. A summary of the requirements can be found in the “General Information” section of this Proxy Statement on page 6. Self-nominations will not be considered. Proposed stockholder nominees are presented to the Chairman of the Governance Committee, who decides if further consideration should be given to the nomination by the Governance Committee.

CORPORATE GOVERNANCE

Director Qualifications

The Board seeks a diverse group of candidates who at a minimum possess the background, skills, expertise, and time to make a significant contribution to the Board, the Corporation, and its stockholders. The Governance Committee annually reviews and establishes the criteria for selection of director-nominees. The criteria used by the Governance Committee in nominating the current slate of director-nominees included the following:

•	Meets Bylaw age requirement.
•	Reflects highest personal and professional integrity.
•	Meets NYSE independence criteria.
•	Has relevant educational background.
•	Has exemplary professional background.
•	Has relevant past and current employment affiliation(s), Board affiliations, and experience.
•	Is free from conflicts of interest.
•	Is technology-proficient.
•	Has demonstrated effectiveness.
•	Possesses sound judgment.
•	Brings a diverse background.
•	Has adequate time to devote to Board responsibilities.
•	Represents the best interests of all stockholders.

Director-Nominees for Election at the Annual Meeting

There are 13 director-nominees for election to the Board at the Annual Meeting. Their biographical information starts on page 62. Each director-nominee currently serves as a director. Each director-nominee was recommended for nomination by the Governance Committee of the Board. The Governance Committee has determined that all of the current director-nominees, except for Robert J. Stevens, our CEO, are independent under the listing standards of the NYSE and our Corporate Governance Guidelines.

The Board ratified the slate of director-nominees and recommends that the stockholders vote for the election of all of the individuals nominated by the Board.

Majority Voting Policy for Uncontested Director Elections

In April 2008, the Corporation’s stockholders approved a proposal to amend the Corporation’s Charter to implement simple majority voting. Effective upon amendment of the Charter, the Board also amended the Corporation’s Bylaws and our Corporate Governance Guidelines in order to implement simple majority voting. Pursuant to the revised Corporate Governance Guidelines, in any uncontested election of directors, any incumbent director who fails to receive a majority of the votes cast by the stockholders is required to offer his or her resignation for Board consideration.

Upon receipt of a resignation of a director tendered as a result of the foregoing, the Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action is recommended. In considering the tendered resignation, the Board will consider the Governance Committee’s recommendation as well as any other factors it deems relevant, including, without limitation:

•	The qualifications of the director whose resignation has been tendered.
•	The director’s past and expected future contributions to the Corporation.
•	The overall composition of the Board and its committees.
•	Whether accepting the tendered resignation would cause the Corporation to fail to meet any applicable rule or regulation (including NYSE listing standards and the federal securities laws).
•	The percentage of outstanding shares represented by the votes cast at the meeting.

Any director whose resignation has been tendered will not participate in the deliberations of the Governance Committee or in the Board’s consideration of the Governance Committee’s recommendation with respect to such

CORPORATE GOVERNANCE

director. In the event that a majority of the members of the Governance Committee have offered to resign as a result of their failure to receive a majority of the votes cast for their election, then the independent members of the Board who have not offered to resign, without further action by the Board, will constitute a committee of the Board for the purpose of considering the offered resignation(s), and will recommend to the Board whether to accept or reject those offers and, if appropriate, make a recommendation to take other actions. If there are no such independent directors, then all of the independent directors, excluding the director whose offer to resign is being considered, without further action of the Board, will constitute a committee of the Board to consider each offer to resign, make a recommendation to the Board to accept or reject that offer and, if appropriate, make a recommendation to take other actions.

The Board will act on a tendered resignation within 90 days following certification of the stockholder vote for the meeting and will promptly disclose its decision and rationale as to whether to accept the resignation (or the reasons for rejecting the resignation, if applicable) in a press release, in a filing with the SEC or by other public announcement, including a posting on the Corporation’s website.

If a director’s resignation is accepted by the Board, or if a nominee for director who is not an incumbent director is not elected, the Board may fill the resulting vacancy or may decrease the size of the Board pursuant to the Corporation’s Bylaws. The Board may not fill any vacancy so created with a director who was not elected at the meeting by the vote required under the Corporation’s Bylaws.

Director Independence

Under applicable NYSE listing standards, a majority of the Board and each member of the Audit Committee, Governance Committee, and Management Development and Compensation Committee (“Compensation Committee”) must be independent.

Under the NYSE rules and our Corporate Governance Guidelines, a director is not independent if the director has a direct or indirect material relationship with the Corporation. The Governance Committee annually reviews the independence of all directors and reports its findings to the full Board. To assist in this review, the Board has adopted director independence guidelines that are included in our Corporate Governance Guidelines.

Our director independence guidelines set forth certain relationships between the Corporation and directors and their immediate family members, or affiliated entities, that the Board, in its judgment, has deemed to be material or immaterial for purposes of assessing a director’s independence. In the event a director has a relationship with the Corporation that is not addressed in the independence guidelines, the independent members of the Board determine whether such relationship is material.

The Board has determined that the following directors are independent: E. C. “Pete” Aldridge Jr., Nolan D. Archibald, David B. Burritt, James O. Ellis Jr., Gwendolyn S. King, James M. Loy, Douglas H. McCorkindale, Joseph W. Ralston, Frank Savage, James M. Schneider, Anne Stevens, and James R. Ukropina. The Board also determined that Marcus C. Bennett and Eugene F. Murphy (each of whom retired from the Board on April 24, 2008) were independent during their tenure with the Board in 2008. As Chairman, President and CEO, Robert J. Stevens is an employee of the Corporation and is not independent under the NYSE listing standards or our Corporate Governance Guidelines.

In determining that each of the non-management director-nominees is independent, the Board considered the relationships described under “Certain Relationships and Related Person Transactions of Directors, Executive Officers, and 5 Percent Stockholders,” on page 12, which it determined were immaterial to the individual’s independence.

The Governance Committee and Board also considered that the Corporation in the ordinary course of business purchases products and services from, or sells products and services to, companies at which some of our director- nominees are or have been directors. These relationships included: Mr. Aldridge, a director of Alion Science and Technology Corporation and Global Crossing Limited; Mr. Burritt, a director of Factory Mutual Insurance Company (FM Global); Mr. Ellis, a director of Inmarsat plc. and Level 3 Communications, Inc.; Ms. King, a

CORPORATE GOVERNANCE

director of Marsh & McLennan Companies, Inc.; Mr. Loy, a director of L-1 Identity Solutions, Inc.; Mr. Ralston, a director of The Timken Company and URS Corporation; Mr. Savage, a director of Bloomberg L.P.; and Mr. Schneider, a director of General Communication, Inc. In determining that these relationships did not affect the independence of those directors, the Board considered that none of the director-nominees serving as directors or officers of other companies had any direct material interest in, or received any special compensation in connection with, the Corporation’s business relationships with those companies.

The Governance Committee and Board also determined that Mr. Ukropina’s status as Of Counsel to O’Melveny & Myers LLP, a law firm used by the Corporation, does not affect his independence. Mr. Ukropina, who retired from the firm in 2000, is not a partner, member, or officer of the firm, nor does he provide legal services to the Corporation. The Governance Committee and Board are further satisfied that, because Mr. Ukropina is retired and provides no active services to O’Melveny & Myers LLP, he is independent for purposes of serving on the Audit Committee.

Related Person Transaction Policy

The Board has approved a written policy and procedures for the review, approval, and ratification of transactions among the Corporation and its directors, executive officers, and their related interests. A copy of the policy is available at http://www.lockheedmartin.com/investor. Under the policy, all related person transactions (as defined in the policy) are to be reviewed by the Governance Committee of the Board. The Governance Committee may approve or ratify related person transactions at its discretion if deemed fair and reasonable to the Corporation. This may include situations where the Corporation provides products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties. Any director who participates in or is the subject of an existing or potential related person transaction may not participate in the decision-making process of the Governance Committee with respect to that transaction.

Under the policy, and consistent with SEC regulations and NYSE listing standards, a related person transaction is any transaction in which the Corporation was, is, or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has, or will have a direct or indirect material interest. A related person includes any director or executive officer of the company, any person who is known to be the beneficial owner of more than 5% of any class of the company’s voting securities, an immediate family member of any person described above; and any firm, corporation, or other entity controlled by any person described above.

The policy requires each director and executive officer to complete an annual questionnaire to identify their related interests and persons, and to notify the Corporation of changes in that information. Based on that information, the Corporation maintains a master list of related persons for purposes of tracking and reporting related person transactions.

The policy contemplates that the Governance Committee may ratify transactions after they commence or pre-approve categories of transactions or relationships, because it may not be possible or practical to pre-approve all related person transactions. If the Governance Committee declines to approve or ratify, the related person transaction is referred to management to make a recommendation to the Governance Committee concerning whether the transaction should be terminated or amended in a manner that is acceptable to the Governance Committee.

Certain Relationships and Related Person Transactions of Directors, Executive Officers, and 5 Percent Stockholders

The following transactions or relationships are considered to be “related person” transactions under our corporate policy and applicable SEC regulations and NYSE listing standards. Each of these transactions was reviewed, approved, or ratified by the Governance Committee of the Board in February 2009.

Two of our directors, Mr. Loy and Mr. Ralston, are employed as Senior Counselor and Vice Chairman, respectively, of The Cohen Group, a consulting business that performs services for the Corporation. In 2008, we paid The Cohen Group approximately $679,648 for consulting services and expenses.

CORPORATE GOVERNANCE

We currently employ approximately 146,000 employees and have an active recruitment program for soliciting job applications from qualified candidates. We seek to hire the most qualified candidates and consequently do not preclude the hiring of family members. The employment of various family members of current directors and executive officers is described below.

These relationships (and 2008 base salary including Management Incentive Compensation Plan (“MICP”) bonus, stock options, restricted stock units (“RSUs”), or Long-Term Incentive Performance (“LTIP”) awards granted in 2008, where applicable) include Mr. Bennett’s (a former director) son-in-law, Jeffrey D. MacLauchlan, Vice President, Finance and Business Operations for our Information Systems & Global Services (“IS&GS”) business area ($341,712 in base salary, $270,100 in MICP, a stock option award of 8,800 shares, 650 RSUs, and a target LTIP award for the 2008-2010 performance cycle of $140,000); and Mr. Ralston’s brother-in-law, Mark E. Dougherty, Director, Business Development Analyst ($145,952). Those individuals participate in other employee benefit plans and arrangements which are generally made available to other employees at their level (including health, welfare, vacation, and retirement plans). The compensation of each family member was established in accordance with the Corporation’s employment and compensation practices applicable to employees with equivalent qualifications, experience, and responsibilities. None of these individuals served as an executive officer during 2008.

From time to time, the Corporation has purchased services in the ordinary course of business from a financial institution that beneficially owns 5% or more of Lockheed Martin’s common stock. In 2008, the Corporation paid fees of $4,516,782 to State Street Bank and Trust Company for credit facility and benefit plan administration fees. The Corporation also paid $867,651 to CitiStreet, an affiliate of State Street Bank and Trust Company until July 1, 2008, for benefit plan administration fees.

The Board considered comments made and issues raised by others concerning the qualifications of directors. On May 11, 2004, the Secretary of the U.S. Department of Labor and certain former outside directors of Enron Corporation, including Mr. Savage, entered into a consent decree which provides, among other things, that for the five-year period following entry of the decree, none of the former Enron directors will, without the consent of the Secretary of Labor, serve an ERISA-covered plan in a fiduciary capacity in the manner set forth in the decree. It is the view of the Governance Committee that service by Mr. Savage on the Board of the Corporation or any of its committees is permitted by the decree.

Board Performance Self-Assessment

Each year the Board evaluates its performance and effectiveness. Each director completes an evaluation form developed by the Governance Committee to solicit feedback on specific aspects of the Board’s role, organization, and meetings. The collective ratings and comments are compiled by the Vice President, Internal Audit, and presented to the full Board. Each Board Committee conducts an annual performance self-assessment through a similar process.

Shareholder Rights Plan

The Corporation does not have a Shareholder Rights Plan, or so called “Poison Pill.” As part of our Corporate Governance Guidelines, the Board has communicated that it has no intention of adopting one at this time. If the Board does choose to adopt a Shareholder Rights Plan, the Board has indicated that it would seek stockholder ratification within 12 months from the date of adoption.

Equity Ownership by Directors

The Board believes that directors and management should hold meaningful equity ownership positions in the Corporation. To further encourage a link between director and stockholder interests, the Board has adopted stock ownership guidelines for directors. Similar guidelines apply to our management. Directors receive half their compensation in the form of Lockheed Martin common stock units or stock options (with the potential to defer the remaining cash portion in stock units). Directors are expected to own shares or stock units equal to two times the annual retainer within five years of joining the Board. As of February 1, 2009, each of the directors satisfied the stock ownership guidelines or was within the five-year transition period. The securities counted toward their target threshold include common stock and vested and unvested stock units held under all the director plans.

COMMITTEES OF THE BOARD OF DIRECTORS

BOARD COMMITTEE MEMBERSHIP ROSTER
Name	Audit	Classified Business Review	Ethics and Corporate Responsibility	Executive	Management Development and Compensation	Nominating and Corporate Governance	Strategic Affairs and Finance
E. C. “Pete” Aldridge Jr.	X	X			X
Nolan D. Archibald				X	X *	X
David B. Burritt	X						X
James O. Ellis Jr.		X *				X	X
Gwendolyn S. King			X *	X		X
James M. Loy			X				X
Douglas H. McCorkindale	X *			X	X		X *
Joseph W. Ralston		X	X				X
Frank Savage			X				X
James M. Schneider	X				X
Anne Stevens	X				X
Robert J. Stevens				X *
James R. Ukropina	X			X		X *
Number of Meetings in 2008	5	2	2	0	4	2	3

NOTE TO TABLE:

* Committee Chairman.

Committees

The Board has six standing committees as prescribed by our Bylaws:

•	Audit.
•	Ethics and Corporate Responsibility.
•	Executive.
•	Management Development and Compensation.
•	Nominating and Corporate Governance.
•	Strategic Affairs and Finance.

The Board has established a special Classified Business Review Committee.

Our Bylaws contain the charter for each of the standing committees. Our Bylaws and the charter of the Classified Business Review Committee are posted at http://www.lockheedmartin.com/investor under the heading “Corporate Governance.”

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The Audit Committee oversees our financial reporting process on behalf of the Board. It is directly responsible for the appointment, compensation, and oversight of the Corporation’s independent auditors. The functions of the Audit Committee are further described under the heading “Audit Committee Report” on page 16.

All the members of the Audit Committee are independent within the meaning of the NYSE listing standards, our Corporate Governance Guidelines, and applicable SEC regulations. In order to be considered independent under SEC regulations, a member of the Audit Committee cannot accept any consulting, advisory, or other compensatory fee from the Corporation, or be an affiliated person of the Corporation or its subsidiaries.

The Board has determined that Mr. McCorkindale, Chairman of the Audit Committee, Mr. Burritt, and Mr. Schneider are qualified audit committee financial experts within the meaning of SEC regulations, and they have accounting and related financial management expertise sufficient to be considered financially literate within the meaning of the NYSE listing standards.

Ethics and Corporate Responsibility Committee

The Ethics and Corporate Responsibility Committee monitors compliance and recommends changes to our Code of Ethics and Business Conduct. It reviews our policies, procedures, and compliance in the areas of environmental, safety and health, Equal Employment Opportunity, and diversity. It also oversees matters pertaining to community and public relations, including government relations and charitable contributions.

Executive Committee

The Executive Committee primarily serves as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Maryland law to the Board.

Management Development and Compensation Committee

The Management Development and Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating the performance of the CEO and, either as a committee or together with the other independent members of the Board, determining and approving the compensation levels of the CEO and senior management. The Compensation Committee has not delegated to employees of the Corporation, or any other persons, the authority to make decisions on the amount paid as salary, bonus, long-term incentives, or equity awards to the CEO or the other named executive officers (“NEOs”) listed in the “Summary Compensation Table.”

Additional information regarding the role of the Compensation Committee and our compensation practices and procedures is provided under the captions “Compensation Committee Report” on page 24, “Compensation Discussion and Analysis” beginning on page 25, and specifically to the discussion on “Other Corporate Governance Considerations in Compensation” beginning on page 41. All members of the Compensation Committee are independent within the meaning of the NYSE listing standards and our Corporate Governance Guidelines.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including our Corporate Governance Guidelines. The Governance Committee assists the Board by selecting and recommending Board nominees, making recommendations concerning the composition of Board committees, and by overseeing the Board and committee evaluation process.

COMMITTEES OF THE BOARD OF DIRECTORS

The Governance Committee reviews and recommends to the Board the compensation of directors. Our executive officers do not play a role in determining director pay, although the Chairman of the Board is consulted regarding the impact of any change in director pay on the Corporation as a whole. During 2008, Hewitt Associates LLC (“Hewitt”), an outside compensation consultant, assisted the Governance Committee by providing data on director pay at other companies. Director pay was not changed in 2008.

The functions of the Governance Committee are further described under the caption “Corporate Governance.” All members of the Governance Committee are independent within the meaning of the NYSE listing standards and our Corporate Governance Guidelines.

Strategic Affairs and Finance Committee

The Strategic Affairs and Finance Committee (“Finance Committee”) reviews and recommends to the Board management’s long-term strategy including allocation of corporate resources. The Finance Committee also reviews the financial condition of the Corporation, the status of all benefit plans, and proposed changes to capital structure.

Classified Business Review Committee

The Classified Business Review Committee assists the Board in fulfilling its oversight responsibilities relating to the Corporation’s business activities that require special security clearance levels for access to information.

Audit Committee Report

We oversee Lockheed Martin’s financial reporting process on behalf of the Board.

Lockheed Martin’s management is responsible for the financial reporting process and preparation of the quarterly and annual consolidated financial statements, including maintaining a system of internal control over financial reporting. We are directly responsible for the appointment, compensation, retention, oversight and termination of the Corporation’s independent auditors, Ernst & Young LLP, an independent registered public accounting firm. The independent auditors are responsible for auditing the annual consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

In connection with the December 31, 2008 audited consolidated financial statements, we have:

1.	reviewed and discussed with management and the independent auditors the Corporation’s audited consolidated financial statements, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Corporation, the quality of such principles and practices, and the reasonableness of significant judgments;

2.	discussed with the independent auditors the items required to be discussed under the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, including discussions about the quality of the financial statements and clarity of the related disclosures; and

3.	reviewed and considered the written disclosures in the letter received from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence.

Based on the reviews and discussions above, we recommended to the Board of Directors that the audited consolidated financial statements for 2008 be included in Lockheed Martin’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC. The Board approved our recommendation.

Submitted on February 26, 2009 by the Audit Committee:

Douglas H. McCorkindale, Chairman	James M. Schneider
E. C. “Pete” Aldridge Jr.	Anne Stevens
David B. Burritt	James R. Ukropina

DIRECTORS’ COMPENSATION

2008 ANNUAL DIRECTORS’ COMPENSATION (Non-Employee Directors)
Cash retainer	$110,000
Stock retainer	$110,000 payable under the Lockheed Martin Corporation 1999 Directors Equity Plan (“Directors Equity Plan”)
Committee Chairman retainer	$12,500 (other than Audit Committee Chairman)
Audit Committee Chairman retainer	$20,000
Deferred compensation plan	Cash retainer deferrable with earnings at prime rate, Standard & Poor’s 500 Index (“S&P 500 Index”) or Lockheed Martin stock return
Travel accident insurance	$1,000,000
Matching Gift for Colleges and Universities Program	Match of $1 per $1 of director contributions, up to $10,000 per director, to eligible educational institutions in accordance with matching program generally available to employees
Director education institutes/activities	Reimbursed for costs and expenses
Perquisites	Home computer system, Internet access, technical assistance, tax gross-ups, retirement gift, and company recognition items with our logo

Under the Directors Equity Plan, each non-employee director had the opportunity to elect to receive in 2008:

•	a number of stock units with a value on January 15 equal to the annual stock retainer amount ($110,000);

•	options to purchase a number of shares of Lockheed Martin common stock, which options have an aggregate value on January 15 of the annual retainer amount; or

•

a combination of stock units with a value on January 15 equal to 50% of the annual stock retainer amount and options to purchase a number of shares of Lockheed Martin common stock which options have an aggregate fair market value on January 15 of 50% of the annual stock retainer amount.

Except in certain circumstances, options and stock units vest on the first anniversary of grant. Upon a change in control or a director’s retirement, death, or disability, the director’s stock units and outstanding options become fully vested, and the director has the right to exercise the options six months following the grant date. Upon a director’s termination of service from our Board, we distribute the vested stock units, at the director’s election, in whole shares of stock or in cash, in a lump sum, or in up to ten annual installments. Prior to distribution, a director has no voting, dividend, or other rights with respect to the stock units held under the Directors Equity Plan, but is credited with additional stock units representing dividend equivalents (converted to stock units based on the closing market price of our common stock on the dividend payment dates). The options have a term of ten years.

The Directors Equity Plan provides that the grants are made with respect to a calendar year on January 15 or the next business day if January 15 is not a business day. The exercise price (in the case of option grants) is the closing price for our stock on the NYSE on the date of grant.

Effective January 1, 2009, stockholders approved a new plan (“2009 Directors Equity Plan”) providing comparable compensation to replace the existing Directors Equity Plan, which was due to expire May 2009. The 2009 Directors Equity Plan provides that the grants are made with respect to a calendar year on the second business day following the later of (1) the date of the first regular meeting of the Board in each calendar year, or (2) the date on which the

DIRECTORS’ COMPENSATION

Corporation publicly releases its financial results for the previous calendar year; provided, that if the second business day is later than February 15, the award date is February 15 (or the next business day if February 15 is not a business day).

The Lockheed Martin Corporation Directors’ Deferred Compensation Plan (“Directors’ Deferred Compensation Plan”) provides non-employee directors the opportunity to defer up to 100% of the cash portion of their fees. Deferred amounts earn interest at a rate that tracks the performance of the prime rate, the published index for the S&P 500 Index (with dividends reinvested), or our common stock (with dividends reinvested), at the director’s election. Participating directors receive a distribution of deferred fees at the director’s election in a lump sum or in up to 15 installments commencing at a designated time following termination. The directors have approved a plan amendment that would make the pooled investment options available under the employee salaried 401(k) plans available to the directors under this plan.

The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2008. Mr. Stevens received no separate compensation for his service as director of the Corporation. For information regarding Mr. Stevens’ compensation as an executive officer of the Corporation, see the section entitled “Executive Compensation” beginning on page 25.

DIRECTORS’ COMPENSATION

DIRECTORS’ COMPENSATION
Name	Fees Earned or Paid in Cash [1]	Stock Awards [2]	Option Awards [3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings [4]	All Other Compensation [5,6,7]	Total [8]
	($)	($)	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(f)	(g)	(h)
E. C. “Pete” Aldridge Jr.	110,000	(63,794)	0	0	6,137	52,343
Nolan D. Archibald	122,500	(100,576)	0	0	10,000	31,924
Marcus C. Bennett [9]	33,846	(19,398)	0	0	7,672	22,120
David B. Burritt	76,154	29,051	24,447	0	10,963	140,615
James O. Ellis Jr.	122,500	(9,015)	0	0	2,588	116,073
Gwendolyn S. King	122,500	(282,522)	0	0	1,190	(158,832)
James M. Loy	110,000	14,477	0	0	0	124,477
Douglas H. McCorkindale	142,500	(81,309)	55,002	0	9,000	125,193
Eugene F. Murphy	35,962	(3,053)	42,779	0	13,299	88,987
Joseph W. Ralston	110,000	(70,254)	0	0	289	40,035
Frank Savage	110,000	(107,826)	0	0	1,164	3,338
James M. Schneider	110,000	12,176	55,002	0	11,261	188,439
Anne Stevens	110,000	(43,880)	0	0	829	66,949
James R. Ukropina	122,500	(282,522)	0	0	1,206	(158,816)

NOTES TO TABLE:

(1)         Represents the aggregate dollar amount of 2008 fees earned or paid in cash for services as a director, including annual retainer fees and committee chairman fees. Mr. Bennett and Mr. Murphy retired from the Board on April 24, 2008.

(2)        Represents the amount recognized in our financial statements in 2008 in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payments (FAS 123(R)) (other than disregarding the estimate of forfeitures relating to service-based vesting conditions) and the assumptions set forth in Note 12 to our financial statements contained in our Annual Report for stock units awarded to the directors for 2008 under the Directors Equity Plan and the appreciation (depreciation) associated with units awarded in 2008 and prior years under the Directors Equity Plan and Lockheed Martin Corporation Directors’ Deferred Stock Plan (“Directors’ Deferred Stock Plan”), including dividend equivalents credited as stock units. We recognize expense based upon the change in market value during the year for all stock units credited to the director, whether credited in 2008 or prior years. Because the units may be paid in cash at some future time, we are required to mark-to-market the value of the units and recognize changes in our stock price from year to year. For 2008, the expense is negative in some instances due to decline in our stock price. For some directors, the negative expense was large enough to offset cash compensation resulting in the table above showing negative compensation in the “Total” column. The outstanding number of stock units credited to each director under the 1999 Directors Equity Plan as of December 31, 2008, was Mr. Aldridge 7,517; Mr. Archibald 9,081; Mr. Burritt 346; Mr. Ellis 5,187; Ms. King 15,633; Mr. Loy 4,188; Mr. McCorkindale 5,860; Mr. Ralston 7,791; Mr. Savage 8,203; Mr. Schneider 1,884; Ms. Stevens 6,670; and Mr. Ukropina 15,633. For 2008, each of Mr. Aldridge, Mr. Archibald, Mr. Ellis, Ms. King, Mr. Loy, Mr. Ralston, Mr. Savage, Ms. Stevens, and Mr. Ukropina was credited with 1,030 stock units with an aggregate grant date value of $110,000; each of Mr. McCorkindale and Mr. Schneider was credited with 515 units with an aggregate grant date value of $55,000; and Mr. Bennett was credited with 343 units with an aggregate grant date value of $36,667. The grant date value is based on the closing price of our stock on January 15, 2008 ($106.81). Mr. Burritt was first

DIRECTORS’ COMPENSATION

elected to our Board at the 2008 Annual Meeting. Following his election, on May 1, 2008, Mr. Burritt was credited with 340 stock units with an aggregate grant date value of $36,667, based on the closing price of our stock on May 1, 2008 ($107.72). The outstanding number of stock units credited to each director under the Directors’ Deferred Stock Plan as of December 31, 2008, was Ms. King 1,186; Mr. Savage 1,186; and Mr. Ukropina 1,186.

(3)        Represents the amount recognized in our financial statements in 2008 in accordance with FAS 123(R) (other than disregarding the estimate of forfeitures relating to service-based vesting conditions) for options granted to Mr. McCorkindale, Mr. Murphy, and Mr. Schneider in 2007 and 2008, and Mr. Burritt in 2008. We recognize expense ratably in monthly increments over the one-year vesting period. The assumptions used in determining the fair value of the options granted in 2007 and 2008 is set forth in Note 12 to our financial statements contained in our Annual Report. For 2008, we awarded each of Mr. McCorkindale and Mr. Schneider 2,802 options with an aggregate grant date value of $55,000 and Mr. Murphy 1,868 options with an aggregate grant date value of $36,667. The grant date value for options granted in 2008 ($19.63 per share) is based on the closing price of our stock on January 15, 2008 ($106.81), and for options granted in 2007 ($24.00 per share) is based on the closing price of our stock on January 16, 2007 ($97.00). On May 1, 2008, following his election as a director, we awarded Mr. Burritt 1,901 options with an aggregate grant date value of $36,667. The grant date value for Mr. Burritt’s options ($19.29 per share) is based on the closing price of our stock on May 1, 2008 ($107.72). The outstanding number of stock options held by each director as of December 31, 2008, was Mr. Burritt 1,901; Mr. McCorkindale 19,433; Mr. Murphy 45,298; and Mr. Schneider 8,392. The grant date value for options remains the same through the vesting period and no adjustment is made to reflect an increase or decrease in our stock price.

(4)        Column (e) deleted because we did not have a Non-Equity Incentive Plan in 2008.

(5)        Includes the cost to the Corporation of providing the following perquisites to some of our directors: transportation, tax gross-up payments, computer, Internet access, technical assistance, retirement gifts for Mr. Bennett and Mr. Murphy, and company recognition items with our logo.

(6)        Includes contributions made by the Lockheed Martin Corporation Foundation (“LM Foundation”) to eligible educational institutions in an amount matching the contribution of the director to that institution. Matching contributions in 2008 were made on behalf of Mr. Aldridge $5,980; Mr. Archibald $10,000; Mr. Bennett $5,000; Mr. Burritt $10,000; Mr. Ellis $2,500; Mr. McCorkindale $9,000; Mr. Murphy $10,000; and Mr. Schneider $10,000. The matching gift program is the same as the program generally available to employees.

(7)        Neither Mr. Loy’s nor Mr. Ralston’s compensation includes fees paid to The Cohen Group for consulting services. These fees are described in the section on “Certain Relationships and Related Person Transactions of Directors, Executive Officers, and 5 Percent Stockholders” on page 12.

(8)        Variances in the amounts reported for each director in columns (b), (c), and (d) due to the inclusion of fees for service as a committee chairman and historical variations in equity grant elections and board tenure that result in differences in the amount expensed for each director in 2008. Numbers have been rounded to the nearest dollar. If the expense associated with Stock Awards and Option Awards is disregarded, the total compensation of each director in 2008 was Mr. Aldridge $116,137; Mr. Archibald $132,500; Mr. Bennett $41,518; Mr. Ellis $125,088; Ms. King $123,690; Mr. McCorkindale $151,500; Mr. Murphy $49,261; Mr. Ralston $110,289; Mr. Savage $111,164; Ms. Stevens $110,829; and Mr. Ukropina $123,706.

(9)        Mr. Bennett participated in deferred compensation and other plans related to his service as a director of an acquired company (COMSAT Corporation) and his prior service as an officer of Martin Marietta Corporation and Lockheed Martin. None of the benefits under these plans were earned for service as a director of Lockheed Martin and they are not included in the table. Mr. Bennett received a distribution of $14,987 with respect to his service as a director of COMSAT Corporation under the COMSAT deferred stock plan for 2008.

SECURITIES OWNED BY DIRECTOR-NOMINEES AND NAMED

EXECUTIVE OFFICERS

The following table shows the Lockheed Martin common stock beneficially owned and stock units credited to each NEO, director-nominee, and all director-nominees and executive officers as a group as of February 1, 2009. Except as otherwise noted, the named individuals had sole voting and investment power with respect to such securities. The total common stock and stock units owned by each director, each executive officer, and all directors and executive officers as a group represented less than 1% of our outstanding common stock. All amounts are rounded to the nearest whole share. No shares have been pledged.

Name of Individual or Identity of Group	Common Stock Beneficially Owned [1,2]	Stock Units	Total
E. C. “Pete” Aldridge, Jr.	0	8,850 [4]	8,850
Nolan D. Archibald	9,081	1,333 [4]	10,414
David B. Burritt	346	1,462 [4,5]	1,808
James O. Ellis, Jr.	5,387	1,333 [4]	6,720
Linda R. Gooden	69,751	45,405 [6,8]	115,156
Ralph D. Heath	140,481	68,875 [6,7,8]	209,356
Gwendolyn S. King	580 [3]	18,152 [4,9]	18,732
Christopher E. Kubasik	170,784	105,962 [6,7,8]	276,746
James M. Loy	0	5,521 [4]	5,521
Douglas H. McCorkindale	25,293	12,113 [4,5]	37,406
Joseph W. Ralston	7,791	1,333 [4]	9,124
Frank Savage	1	29,814 [4,5,9,10]	29,815
James M. Schneider	12,276	666 [4]	12,942
Anne Stevens	6,670	1,333 [4]	8,003
Robert J. Stevens	766,787 [3]	275,657 [6,7,8]	1,042,444
Bruce L. Tanner	58,394	43,046 [6,7,8]	101,440
James R. Ukropina	1,630	21,919 [4,5,9,10]	23,549
All director-nominees and executive officers as a group (21 individuals including those named above)	1,525,261	761,397	2,286,658

NOTES TO TABLE:

(1)        Includes common stock shares not currently owned but which could be acquired within 60 days following February 1, 2009, through the exercise of stock options for Ms. Gooden 53,100; Mr. Heath 125,299; Mr. Kubasik 138,399; Mr. McCorkindale 19,433; Mr. Schneider 8,392; Mr. Stevens 683,333; and Mr. Tanner 55,599. Includes shares payable at termination with respect to vested stock units credited under the Directors Equity Plan for which a director has elected payment in stock for Mr. Archibald 9,081; Mr. Burritt 346; Mr. Ellis 5,187; Mr. McCorkindale 5,860; Mr. Ralston 7,791; Mr. Schneider 1,884; and Ms. Stevens 6,670. Units for which a director has elected payment in cash are reported in the “Stock Units” column. There are no voting rights associated with stock units.

(2)        Includes shares attributable to the participant’s account in the Lockheed Martin Salaried Savings Plan (“SSP”) for Ms. Gooden 5,020; Mr. Heath 1,603; Mr. Kubasik 158; Mr. Stevens 56; and Mr. Tanner 1,606. Participants have voting power and investment power over the shares.

(3)        Includes 580 shares for Ms. King and 5,000 shares for Mr. Stevens that have shared voting or investment power that are held jointly with their respective spouse.

SECURITIES OWNED BY DIRECTOR-NOMINEES AND NAMED

EXECUTIVE OFFICERS

(4)        Includes stock units under the Directors Equity Plan for Mr. Aldridge 8,850; Ms. King 16,966; Mr. Loy 5,521; Mr. Savage 9,536; and Mr. Ukropina 16,966 for which directors have elected to receive distributions of units in the form of cash. Includes shares payable at termination with respect to unvested stock units credited under the 2009 Directors Equity Plan for which a director has elected payment in stock for Mr. Archibald 1,333; Mr. Burritt 666; Mr. Ellis 1,333; Mr. McCorkindale 666; Mr. Ralston 1,333; Mr. Schneider 666; and Ms. Stevens 1,333. There are no voting rights associated with stock units.

(5)        Includes stock units under the Directors’ Deferred Compensation Plan representing deferred cash compensation for Mr. Burritt 796; Mr. McCorkindale 11,447; Mr. Savage 16,590; and Mr. Ukropina 3,273. The stock units (including dividend equivalents credited as stock units) are distributed in the form of cash. There are no voting rights associated with stock units.

(6)        Includes stock units attributable to the participant’s account under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (“DMICP”) (including units credited under the LTIP program awards under the Lockheed Martin 1995 Omnibus Performance Award Plan (“Award Plan”) and the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (“IPA Plan”)) for Ms. Gooden 8,605; Mr. Heath 23,466; Mr. Kubasik 40,195; Mr. Stevens 90,983; and Mr. Tanner 4,529. Although most of the units will be distributed following termination or retirement in shares of stock, none of the units are convertible into shares of stock within 60 days of February 1, 2009. There are no voting rights associated with stock units.

(7)        Includes stock units attributable to the participant’s account under the Lockheed Martin Corporation Supplemental Savings Plan (“NQSSP”) for Mr. Heath 2,209; Mr. Kubasik 418; Mr. Stevens 1,174; and Mr. Tanner 1,117. Amounts credited to a participant’s account in the NQSSP are distributed in cash following termination of employment. There are no voting rights associated with stock units.

(8)        Includes unvested RSUs for Ms. Gooden 36,800; Mr. Heath 43,200; Mr. Kubasik 65,350; Mr. Stevens 183,500; and Mr. Tanner 37,400. The RSUs represent a contingent right to receive one share of common stock. There are no voting rights associated with RSUs.

(9)        Includes 1,186 stock units under the Directors’ Deferred Stock Plan for Ms. King, Mr. Savage, and Mr. Ukropina, respectively. There are no voting rights associated with stock units.

(10)      Includes shares held in trust under the former Deferred Compensation Plan for Directors of Lockheed Corporation. Deferred amounts are distributable after a participant ceases to be a director. In the event a participant’s status as a director is involuntarily terminated other than by death, common stock in the director’s trust account will be distributed within 15 days of termination. Mr. Savage and Mr. Ukropina have been credited with 2,502 and 494 shares, respectively, pursuant to the plan. The directors do not have or share voting or investment power for their respective shares held in the trust except in the event of a tender offer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors (and persons who own more than 10% of our equity securities) file reports of ownership and changes in ownership with the SEC, the NYSE, and with us. Based solely on our review of copies of forms and written representations from reporting persons, we believe that all ownership filing requirements were timely met during 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows information regarding each person known to be a “beneficial owner” of more than 5% of our common stock. For purposes of this table, beneficial ownership of securities generally means the power to vote or dispose of securities, regardless of any economic interest in the securities. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes to this table.

Name and Address of Beneficial Owner	Class of Stock	Amount and Nature of Beneficial Ownership	Percent of Class Owned
State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111	Common	75,946,484 [1]	19.0%
Marsico Capital Management, LLC 1200 17th Street, Suite 1600 Denver, CO 80202	Common	21,548,681 [2]	5.5%

NOTES TO TABLE:

(1)        As reported on a Schedule 13G filed on February 17, 2009, as amended on February 19, 2009, by State Street Bank and Trust Company (“State Street”), State Street had beneficial ownership of and shared dispositive power with respect to 75,946,484 shares of common stock, of which 63,712,822 shares of common stock were held by it as trustee for certain Lockheed Martin employee benefit plans. State Street also reported that it had sole voting power with respect to 12,233,662 shares, of which 2,364,371 shares of common stock it had sole voting power as trustee for certain Lockheed Martin employee benefit plans. State Street has expressly disclaimed beneficial ownership of the shares reported on its Schedule 13G.

(2)        As reported on a Schedule 13G filed on February 12, 2009, by Marsico Capital Management, LLC (“Marsico”), Marsico had beneficial ownership of and sole dispositive power over 21,548,681 shares and sole voting power over 18,205,610 shares.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Management Development and Compensation Committee makes recommendations to the Board of Directors concerning the compensation of the Corporation’s executives. We have reviewed and discussed with management the Compensation Discussion and Analysis included in the Corporation’s Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Based on that review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008. The Board approved our recommendation.

Submitted on February 26, 2009 by the Management Development

and Compensation Committee:

Nolan D. Archibald, Chairman	James M. Schneider
E. C. “Pete” Aldridge Jr.	Anne Stevens
Douglas H. McCorkindale

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee. Accordingly, there were no interlocks with other companies within the meaning of the SEC’s proxy rules during 2008.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (CD&A)

Executive Summary

2008 was a year of both outstanding performance and stock price decline. We had strong strategic, operational, and financial performance, including record levels of cash generation, sales, and earnings per share (“EPS”), all of which exceeded our public guidance. We achieved a record backlog of $80 billion and we returned cash to our stockholders by increasing our dividend for the sixth consecutive year. Although our total stockholder return (“TSR”) exceeded several S&P indices on an annual and three-year basis, our stock price fell in the third and fourth quarters.

Our compensation takes into account performance as measured by both financial results and changes in our stock price. We tie a significant portion of our executives’ compensation to our common stock so that our executives’ interests are aligned with the interests of stockholders. At year end, the value of outstanding and unexercised equity grants awarded in prior years had declined along with the decline in our stock price. Deferred compensation accounts likewise showed losses. Other components of our compensation program measure our results against pre-established business goals and industry indices. In 2008, these elements paid near plan maximums as a result of our exceptional strategic, operational, and financial achievements.

The economic environment has not altered the central goals of our compensation program of attracting and retaining talent. Indeed, the weakness in the financial markets intensifies the demand for exceptional leaders. The pool of executive talent with knowledge of our customer requirements, expertise in government cost accounting standards, high-level security clearances, and experience in managing long-term technically advanced programs is limited. Now more than ever, a sound executive compensation program is critical to the retention of our key leaders.

At the same time, we want to motivate performance without creating incentives for undue financial risk- taking by setting goals that balance increasing the value of our business with an appropriate chance of attaining the goals. We achieve this by:

•

Tying the performance-based elements of compensation to overall business results so that an executive’s compensation is dependent upon team work and overall corporate performance; for example, our LTIP is based solely on corporate results, and corporate performance is weighted more heavily than individual performance in our annual bonus program.

•	Establishing caps for payouts under our cash programs.

•

Requiring all NEOs (the executives listed in the “Summary Compensation Table”) to sign a “clawback” agreement entitling us to recover compensation when certain misconduct adversely impacts our financial position or reputation.

EXECUTIVE COMPENSATION

To explain our 2008 compensation program, we provide the following information below:

•	Our executive compensation philosophy.
•	Description of who makes compensation decisions.
•	Overview of compensation elements and payments in 2008.
•	Other corporate governance considerations in compensation.

Executive Compensation Philosophy

Our primary objectives in compensating employees are:

•

Pay Relative to Market – To attract and retain the best employees, we must take into account what our competitors for executive talent pay for comparable positions. Competitive pay includes base salary, short-term incentives, long-term incentives, and other benefits and perquisites. We have identified the market for each element as the 50th percentile of our survey data.

•

Pay for Performance – We intend to award superior pay for superior performance both individually and as an organization. We determine pay for performance by evaluating the achievement of key financial and operational objectives and the executive’s role in creating stockholder value. An employee’s compensation may be above or below the market, depending on performance. Our compensation plans may result in partial payment, in some circumstances, when objectives are not totally achieved.

Most executive pay varies based on an assessment of our success in reaching our objectives or changes in our stock price. This means that our executives risk being paid below market rates and have an opportunity to be paid above market.

Guiding Principles for Executive Compensation

•	Compensation should reflect an appropriate mix of short-term and long-term pay elements. This makes executives accountable for short-term and long-term performance.

•	Compensation should be aligned to stockholder interests and the long-term value realized by our stockholders (normally a balance of cash vs. equity).

•	The majority of an executive’s total compensation should be variable and tied to performance and be based on individual contribution to achievement of key business objectives.

The following tables show the application of these principles in 2008:

Short-Term vs. Long-Term Pay Opportunity * As Percentage of Total Pay
	Short-Term Pay Base Salary + Annual Bonus Target	Long-Term Pay Value of All Long-Term Incentives
Mr. Stevens	26%	74%
Other NEOs (Average)	40%	60%

Total Pay – The sum of base salary, annual bonus, and economic value of long-term incentives.

Fixed pay – Base pay or salary.

Variable Pay – Compensation that can vary (up or down) based on performance of the individual or the Corporation (bonuses and incentive pay). Variable pay is “at risk.”

Cash – Compensation that is paid in the form of cash (base salary, annual bonus).

Equity – Stock options, restricted stock awards (“RSAs”) or RSUs, or other equity awards. Equity awards are “at risk.”

Short-Term – Compensation based on performance of one year or less (base salary, annual bonus).

EXECUTIVE COMPENSATION

Cash vs. Equity Pay Opportunity * As Percentage of Total Pay
	Cash Base Salary + Annual Bonus Target + LTIP	Equity Options + RSUs (Fair Value)
Mr. Stevens	49%	51%
Other NEOs (Average)	59%	41%

Fixed vs. Variable Pay Opportunity * As Percentage of Total Pay
	Fixed Base Salary	Variable Performance- Related Pay Annual Bonus Target + Value of All Long- Term Incentives
Mr. Stevens	12%	88%
Other NEOs (Average)	23%	77%

Long-Term – Compensation based on performance greater than one year (cash programs like LTIP, equity grants).

Fair Value – As measured under FAS 123(R), Accounting for Stock-Based Compensation.

Economic Value – The value we assign to a grant with a benefit based on future performance using statistical methodologies such as FAS 123(R).

* Using economic value at the time of grant for all long-term incentives.

The relationship between the compensation paid to our CEO and the other NEOs should be comparable to the relationship between CEO pay and pay for other executives found in the broader market. Performance, time in position, and other compensation considerations may lead to deviations from market relationships. The difference in total pay between Mr. Stevens and the other NEOs is the result of several factors:

•	Market practice – Higher pay is consistent with his job function as the senior-most executive, with responsibility for the entire Corporation.

•	No COO – We do not have a chief operating officer (“COO”) at Lockheed Martin. At many companies, the COO is the second most highly paid position.

•

Tenure and performance – Mr. Stevens has been CEO since August 2004; none of the other NEOs has been in his or her position for as long a period. During his tenure as CEO, Mr. Stevens has demonstrated a sustained level of superior performance in managing the Corporation. The Compensation Committee has concluded that his performance warrants compensating Mr. Stevens at the 75th percentile of the Comparator Group.

EXECUTIVE COMPENSATION

Elements of Executive Direct Compensation

The following table outlines elements of direct compensation and how it aligns with our objectives and guiding principles.

	What it Rewards		How it Aligns With Our Objectives	Performance Measured	Fixed or Variable/ Performance- Related	Cash or Equity
Base Salary

•   Sustained high level of performance

•   Demonstrated success in meeting or exceeding key financial and other business objectives

•   Highly developed skills and abilities critical to success of the business

•   Experience and time in position

			• Competitive base salaries enable us to attract and retain top talent • Merit-based salary increases align pay to performance philosophy	Individual	Fixed	Cash
Short-Term Incentive (Annual Bonus)	• Organizational performance during the year against our publicly-disclosed guidance and other performance criteria • Individual performance during the year measured against identified goals		• Targets are based on the market for similar positions • Payout of award depends on individual and organizational performance	Individual and Organization	Performance-Related	Cash
Long- Term Incentives	Stock Options	• Increase in stock price • Retention	• Value dependent on price of our stock; no value unless the stock price increases • Three-year graded vesting supports retention	Organization	Performance-Related	Equity
	RSUs	• Retention • Increase in stock price	• Three-year cliff vesting supports retention • Although RSUs always have value, the value increases or decreases as stock price increases or decreases	Organization	Performance-Related	Equity

EXECUTIVE COMPENSATION

What it Rewards		How it Aligns With Our Objectives	Performance Measured	Fixed or Variable/ Performance- Related	Cash or Equity
LTIP Award	• Performance relative to other companies as measured by TSR • Meeting or exceeding return on invested capital (“ROIC”) goal • Meeting or exceeding cash generation goal	• Ties pay to performance • Three-year performance period, cliff vesting, and mandatory two-year deferral of 50% of payout supports retention • Payout is based on metrics important to our stockholders	Organization	Performance-Related	Cash

Determining Market Compensation

We select a group of publicly traded companies (our Comparator Group) to determine appropriate market values for all pay elements based on:

•	Similarity to the Corporation in terms of size (i.e., revenue, market capitalization), industry, and/or global presence.
•	Comparable executive officer positions in terms of breadth, complexity, and scope of responsibilities.
•	Potential to compete with us for talent.
•	Participation in executive compensation surveys.

In 2008, our Comparator Group companies were:

•     3M Company

•     Alcoa Inc.

•     Altria Group, Inc.

•     Archer Daniels Midland Company

•     AT&T Inc.

•     The Boeing Company*

•     Bristol Myers Squibb Company (Inc.)

•     Caterpillar Inc.

•     The Dow Chemical Company

•     E.I. duPont de Nemours & Company

•     Fedex Corporation

•     General Dynamics Corporation*

•     Honeywell International Inc.*

•     International Business Machines Company

•     International Paper Company

•     Johnson & Johnson

•     Johnson Controls Inc.

•     Merck & Co Inc.

•     Northrop Grumman Corporation*

•     Pepsico, Inc.

•     The Procter & Gamble Company

•     The Raytheon Company*

•     United Technologies Corporation*

•     Valero Energy Corporation

•     Verizon Communications Inc.

* Industry Peer

EXECUTIVE COMPENSATION

The Senior Vice President, Human Resources (“SVP, HR”) reviews the make-up of the Comparator Group with the Compensation Committee annually. Hewitt, the Corporation’s compensation consultant, compiles Comparator Group compensation information and determines market values for base salary, short-term incentives, and long-term incentives. Hewitt also prepares information on other compensation practices such as mix of compensation, use of equity, benefits, and perquisites. For each compensation element, we use the 50th percentile (median) of the Comparator Group data to identify market value.

Hewitt provides compensation data for each position based on job responsibilities and revenue scope. Consistent with industry practice, the market data is “aged” to adjust for the timeliness of the data and set our lead-lag position. “Lead-lag” is a standard practice that sets the organization’s salary structure at the beginning of the plan year to anticipate the level the market will reach by the middle of the plan year. The aged data “leads” the market during the first six months, matches the market at the middle of the year, and “lags” the market during the last six months.

In 2008, consistent with historical practices, we did not “benchmark” or designate a specific percentile as a target for any individual component of compensation or for the total compensation paid to the NEOs. Information on market percentiles was provided by Hewitt as a reference point and for informational purposes to the Compensation Committee rather than as a target. While the Compensation Committee uses the 50th percentile as the starting reference point as a market comparison for the job performed, individual compensation decisions are based primarily on the review and assessment by the Compensation Committee and Mr. Stevens (with respect to each NEO other than himself) of additional subjective factors as discussed below. In particular, discretion is used to adjust an executive’s pay compared to the market (i.e., higher or lower than market) depending upon the executive’s:

•	Sustained high level of performance.
•	Demonstrated success in meeting or exceeding key financial and other business objectives.
•	Proven ability to create stockholder value.
•	Highly-developed skills and abilities critical to our success.
•

Experience and time in the position (typically the compensation for individuals who are new to a position is relatively low to market; as they gain experience and increase their ability to perform, standard practice indicates that their pay should move closer to the market and may exceed market).

•	Consideration of compensation paid to other executives in the Corporation with comparable responsibilities.

As a result, total compensation (or any particular element of it) was based on a combination of subjective factors and may differ materially from the derived 50th percentile reference point of the Comparator Group.

EXECUTIVE COMPENSATION

Who Makes Compensation Decisions

Board of Directors

•	Reviews and approves the compensation of the CEO and each of the NEOs.

Management Development and Compensation Committee

The Compensation Committee makes recommendations to the Board regarding the compensation of the CEO and each NEO and is responsible for:

•	Reviewing and approving corporate goals and objectives.
•	Evaluating the CEO’s and each NEO’s performance against their objectives.
•	Recommending to the Board the CEO’s and each NEO’s compensation level based on this evaluation.
•	Reviewing proposed candidates for senior executive positions and recommending their compensation to the Board.
•	Making recommendations to the Board with respect to incentive compensation plans.

Management

For NEOs other than the CEO:

•	Our Chairman, President and CEO, with input from our SVP, HR and data from Hewitt, provides the Compensation Committee with information and recommendations on:

➢	Base salary.
➢	Annual bonuses.
➢	Long-term incentive grants.
➢	Fiftieth percentile of the Comparator Group data.
➢	Historical data for each NEO.

•

The SVP, HR calculates for the NEOs (other than the CEO) the resulting percentage above or below the market for varying levels of compensation and estimates the market percentile for levels of compensation proposed by the CEO.

For the CEO:

•

The SVP, HR presents a schedule with a range of possible payments to the CEO for each element of compensation in relation to the 50th and 75th percentiles. The purpose of this schedule is to estimate what percentile of pay would result from different levels of payments. The SVP, HR does not recommend a specific amount of compensation.

•

The Executive Vice President and Chief Financial Officer (“CFO”) develops internal financial goals for our long-term incentive program and assesses organizational performance under those metrics and the strategic, operational, and financial goals set by the Compensation Committee for our short-term incentive program.

Compensation Consultant

The SVP, HR retained Hewitt as the Corporation’s compensation consultant to gather, among other things, Comparator Group data. In 2008, Hewitt prepared reports using Comparator Group data on positions other than the NEOs.

The Compensation Committee separately engaged its own compensation consultant, Watson Wyatt Worldwide, Inc. (“Watson Wyatt”), with whom it reviewed selected matters using data from our Comparator Group. The Compensation

EXECUTIVE COMPENSATION

Committee reviews the independence of its consultant annually. The Compensation Committee concluded Watson Wyatt was independent in 2008.

In 2008, Watson Wyatt prepared an analysis for the Compensation Committee on the Corporation’s short-term incentive targets compared to the market. Watson Wyatt also provided the Compensation Committee with general information on recent trends in executive compensation.

The Compensation Committee pre-approved up to $2 million of non-committee work for us by Watson Wyatt in 2008. The Compensation Committee further determined that the pre-approved services would not impair Watson Wyatt’s independence, so long as the total paid to Watson Wyatt did not exceed 2% of Watson Wyatt’s annual revenues. For 2008, we paid approximately $758,227 for the pre-approved consulting services including actuarial analysis, benefits consulting, employee communications, HR outsourcing, consulting, and pension estimating and consulting.

The Compensation Committee authorized any member of the Compensation Committee to pre-approve management’s request for up to $500,000 in compensation consulting services by Watson Wyatt for the Corporation on behalf of the Compensation Committee, so long as the work was of the same type as the work already approved. The total compensation consulting fees paid to Watson Wyatt in 2008 for these other services were approximately $126,768. The total paid to Watson Wyatt for 2008 for services to the Corporation (and not directly to the Compensation Committee) was approximately $884,995.

Overview of Compensation Elements and Payments in 2008

Base Salary - Merit Increases in 2008 (Column (c) of the “Summary Compensation Table”)

The Compensation Committee approved merit increases at its January 2008 meeting. The annual base salary increase was 8.4% for Mr. Heath and 9.4% for Mr. Kubasik, in recognition of exceptional performance in 2007. Mr. Tanner received an increase of 29% and Ms. Gooden received an increase of 15%, reflecting superior performance in each case and to bring their base salaries closer to the market for their positions. Mr. Tanner’s raise was the second of two raises planned at the time of his promotion to align his compensation with market data. Mr. Stevens received a merit increase of 9.1%. The Compensation Committee concluded that his exceptional leadership skills guided the Corporation to record levels of company performance measured against internal metrics and industry peers, as reflected in our three-year TSR.

The following table shows the salary of each NEO after the merit increase as a percentage of the 50th percentile of our Comparator Group:

NEO	Salary as a Percentage of 50th Percentile (after February 2008 increase)
Mr. Stevens	108%
Mr. Tanner	86%
Ms. Gooden	92%
Mr. Heath	105%
Mr. Kubasik	124%

The Compensation Committee considered merit increases for 2009 at its January 21, 2009 meeting. At the request of Mr. Stevens, no change was made to his base salary for 2009.

Short-Term Opportunities (Annual Bonus)

Our annual bonus program is the MICP. We assign a percentage of salary as a target amount for the bonus. The target for 2008 for Mr. Stevens is 125% of salary and 75% of salary for the other NEOs. Actual payouts can range from 0 to 195% of target and 0 to 243.75% of base salary, based on an assessment of individual and corporate performance.

EXECUTIVE COMPENSATION

Market Based Targets – Targets are expressed as a percentage of the NEO’s base salary and are established using market data from Hewitt for comparable positions. We set targets at the beginning of the year (see “Grants of Plan-Based Awards” table) but may adjust a target if the executive is reassigned or a target change is approved by the Compensation Committee for other reasons. Recent survey information revealed that our NEO targets lag the market. At its January 22, 2009 meeting, the Board amended the MICP to raise Mr. Stevens’ target for performance in 2009 from 125% to 150% of base salary. The SVP, HR reviews NEO targets annually and the targets had last been adjusted in 2005.

NEO	2008 MICP Target % as a Percentage of 50th Percentile*
Mr. Stevens	85%
Mr. Tanner	81%
Ms. Gooden	89%
Mr. Heath	87%
Mr. Kubasik	81%

* Based on MICP target as a percent of base salary and using the 50th percentile of 2007 Comparator Group data which was the data used to make 2008 compensation decision. Data from the 2008 survey showed an increase in the gap between NEO targets and the 50th percentile.

The target award amount is calculated as:

* Using executive’s base salary as of the first pay period in December.

Role of Performance – Individual performance ratings range from 0 (performance fails to meet job requirements) to 1.30 (performance superior to expectations and peers within the organization). Organizational performance ratings range from 0 (did not achieve sufficient overall performance level) to 1.50 (far exceeded organizational objectives in all categories). The potential higher ratings for organizational performance reflect the importance we place on team performance and organizational results.

The target award is adjusted for both individual and organizational performance, calculated as follows:

* Award amounts are rounded to the nearest hundred dollar.

Under the MICP terms, the CEO’s bonus cannot exceed 0.3% of cash flow and the bonuses for each of the other NEOs cannot exceed 0.2% of cash flow, as defined in the MICP plan. These limitations are intended to qualify MICP payments as “performance-based compensation,” exempt from the $1 million limit on deductibility under Internal Revenue Code Section 162(m).

EXECUTIVE COMPENSATION

Results-Based Measurements – In the first quarter of each year, the Compensation Committee approves corporate objectives reflecting strategic, operational, and financial goals. These objectives serve as the corporate organizational goals and the individual goals for the CEO.

•

Strategic – Typically reflect growth in our portfolio, including program capture, positioning our businesses for future success, and growth in people, including leadership effectiveness and succession and transition.

•

Operational – Typically include successful performance of programs, award fees, performance recovery on troubled programs, continuing efforts on our diversity and inclusion initiative, differentiating our company from competitors, progress in staffing for strategic talent, and cost savings.

•

Financial – Typically include targets for sales, cash, EBIT (earnings before interest and taxes), ROIC, and operating margin in ranges consistent with our annual outlook as publicly disclosed in connection with our release of earnings for the prior year. We believe that setting objectives consistent with the ranges contained in our public forecast ties compensation to our effectiveness in meeting our public commitments to our stockholders.

The strategic, operational, and financial goals discussed above serve as the organizational and individual goals for Mr. Stevens. Each of the NEOs (other than the CEO) establishes individual performance objectives in the first quarter of each year. For the business area Executive Vice Presidents, these objectives largely reflect the organizational goals for the business area. For functional area NEOs, individual objectives represent achievements important for that year for the functional area.

Performance objectives are both quantitative and qualitative and provide a framework for reviewing performance. Meeting, exceeding, or falling short of an identified objective does not mandate a particular organization or individual rating, but is considered as one factor among many for evaluating the year’s performance. The weight given to each objective and the overall organizational rating are at the discretion of the Compensation Committee, which also has the discretion to consider other factors.

Risk of No Payout – MICP bonuses are discretionary, take into account performance, and carry a risk that a significant portion of the executive’s total compensation may not be paid. If either the individual or the organizational performance factor is rated as 0, the NEO will not receive any annual bonus.

Short-Term Incentives for 2008 Performance (Column (d) of the “Summary Compensation Table”)

In February 2008, our Board reviewed and approved corporate strategic, operational, and financial objectives. In January 2009, the Board assessed the CEO’s and other NEO’s achievement of these objectives.

2008 Organizational Performance

Strategic Performance

The Compensation Committee noted the following 2008 accomplishments against our strategic objectives:

•	Strong record of winning new business and keeping existing business.
•

Key wins in new lines of business or with new customers, including Joint Light Tactical Vehicle, Airborne and Maritime/Fixed Station Joint Tactical Radio System (AMF JTRS), and Fleet Automotive Support Initiative.

•	Investments in evolving technologies.
•	Strengthened talent management and succession planning, construction of new Center for Leadership Excellence.
•	Increased external recognition of the Corporation as a desirable employer.
•	New business capture rate by IS&GS.

EXECUTIVE COMPENSATION

Operational Performance

The Compensation Committee considered the following 2008 operational accomplishments:

•	Successful completion of a record number of program achievements.
•	Aircraft delivery plan exceeded.
•	Dramatic improvement in zero defect aircraft.
•	First F-35 Short Take-Off Vertical Landing (STOVL) flight.
•	First Littoral Combat Ship commissioned.
•	Phoenix Mars Lander success.
•	Successful missile defense intercepts (Terminal High Altitude Area Defense, Aegis, and Patriot Advanced Capability-3 (PAC-3)).

Financial Performance

The Compensation Committee considered financial performance in relation to our 2008 performance objectives and, in each case, financial results exceeded the February 2008 objectives despite weak economic conditions.

	2008 Performance Objectives*	2008 Results	Assessment
Sales	$41,800 - $42,800M	$42,730M	Record Level
Segment Operating Profit *	$4,715 - $4,840M	$4,970M	Record Level
Cash from Operations	>$4,200M	$4,420M	Record Level
EPS	$7.05 - $7.25	$7.86	Record Level
ROIC	>18.5%	21.7%	Record Level
Segment Operating Margin **	11.3%	11.6%	Record Level

* Certain items are excluded from operating profit to produce segment operating profit and segment operating profit (see our Annual Report).

** Based on Corporation’s outlook disclosed publicly at the beginning of 2008.

Our stock price declined but 2008 TSR topped the S&P Industrials, S&P Aerospace, and S&P 500 Indices. The year-end backlog of $80 billion represented a record-breaking achievement and positions us well for future performance.

Among disappointments noted by the Compensation Committee was the decline in our stock price, performance issues on selected programs, and growth in pension liability due to pension trust investment losses and lower interest rates used to discount pension liabilities.

Based on the achievements described above, the Compensation Committee recommended, and the Board approved, a corporate performance factor of 1.45.

2008 Individual Performance

In assessing Mr. Stevens’ performance, the Compensation Committee considered the role Mr. Stevens played in selecting and leading the management team in its outstanding 2008 strategic, operational, and financial performance, and in the preceding four years of similar record performance. The Compensation Committee attributed our success to Mr. Stevens’ leadership skills both within the Corporation and as an industry leader. The Compensation Committee credited his effort to develop leaders of the future, noting the construction of a new Center for Leadership Excellence, the expansion of the Full Spectrum Leadership program, and improvements in our diversity program. These accomplishments are significant because of the potential impact in future years. The Compensation Committee recommended, and the Board approved, a bonus in the amount of $4,250,000 for Mr. Stevens (based on an individual performance factor of 1.3).

EXECUTIVE COMPENSATION

For Ms. Gooden, Mr. Heath, and Mr. Kubasik’s individual performance factor, the Compensation Committee considered the strategic, operational, and financial results of the business area managed by the NEO. For Mr. Tanner, the Compensation Committee considered our financial performance and Mr. Tanner’s role in achieving our financial results. Based on their achievements and contributions to corporate performance, the Compensation Committee approved an individual performance factor (as recommended by the CEO) of 1.3 for each of the NEOs.

NEO	Performance Highlights
Mr. Tanner	• Rapid growth in new position • Disciplined cash deployment • Emphasis on internal control environment
Ms. Gooden	• Outstanding new business win rate • Successful integration of businesses • Superior operational performance
Mr. Heath	• Leadership in driving cultural change • Superior cash generation • Exceeded aircraft delivery plan
Mr. Kubasik	• Rapid growth in new position • Strong focus on customer relationships • Success in new lines of business

Each NEO’s individual performance factor, combined with the corporate factor, resulted in the following MICP awards as a percentage of target:

NEO	Target %	2008 MICP Award as a % of Target Percentage *	2008 MICP Award as a % of Salary
Mr. Stevens	125%	189%	236%
Mr. Tanner	75%	189%	141%
Ms. Gooden	75%	189%	141%
Mr. Heath	75%	189%	141%
Mr. Kubasik	75%	189%	141%

* Maximum 195%

EXECUTIVE COMPENSATION

Long-Term Incentive Opportunity

In 2008, long-term incentive (“LTI”) compensation for our NEOs was composed of three elements: stock options, RSUs, and a cash-based LTIP award.

Market Based Grants – Hewitt provided information on LTI values awarded for comparable positions in the Comparator Group and general information on the mix of elements of LTI. In 2008, the economic value of the elements of our LTI were allocated approximately as follows:

Long-Term Incentives

This mix does not differ significantly from the Comparator Group.

Stock Options – The right to purchase the Corporation’s stock at a fixed price for a defined period of time.

RSUs – A promise to deliver shares of stock in the future after satisfaction of vesting requirements based on continued employment.

LTIP – A cash-based program that measures performance over a three-year cycle using performance criteria established by the Compensation Committee at the beginning of the three-year period.

The SVP, HR, using data provided by Hewitt, presented the Compensation Committee with the estimated economic value of total LTI and the allocation of that value among the elements of LTI for each NEO. This means that, as a general matter, 50% of a NEO’s LTI will be delivered in the form of options, 20% in the form of RSUs, and 30% in the form of an LTIP award. The data provided by the SVP, HR showed Comparator Group data at the 50th percentile for all NEOs and additionally at the 75th percentile for the CEO. The total economic value of each NEO’s award reflected adjustments from the median based on individual performance. Hewitt uses the Black Scholes methodology for the equity portion and similar statistical techniques for LTIP to determine the economic value of LTI.

In addition to making grants of long-term incentive compensation based on market data, we have made grants of RSUs from time to time for retention purposes. At the recommendation of the CEO, the Compensation Committee approved grants of RSUs in January 2009 to Mr. Tanner, Ms. Gooden, Mr. Heath, and Mr. Kubasik in addition to the regular market-based grants. These grants were intended to provide retention incentives to executives considered vulnerable to recruitment efforts by other companies struggling in the current economic environment.

Long-Term Incentives in 2008 (“Grants of Plan-Based Awards” Table)

In 2008, long-term incentive awards consisted of stock options, RSUs, and LTIP. The following table shows the relationship between the economic value of long-term incentive awards in 2008 for each NEO and economic value at the 50th percentile for that position within our Comparator Group.

NEO	LTI Target Economic Value as a Percentage of 50th Percentile *
Mr. Stevens	118%
Mr. Tanner	79%
Ms. Gooden	97%
Mr. Heath	97%
Mr. Kubasik	125%

* Using the 50th percentile of 2007 survey data which was the data used for 2008 compensation decisions. If the grants were compared to actual grants made in 2008 by the Comparator Group, the percentage of the 50th percentile declines for each NEO.

EXECUTIVE COMPENSATION

The economic value of Mr. Stevens’ long-term incentive awards at target in 2008 was at the 75th percentile.

Option Grants in 2008

Grant sizes were calculated generally by multiplying the target LTI economic value by 50% (the weighting assigned to the options element) and dividing it by the value of a single option, determined under the Black-Scholes methodology and based on assumptions used for recognizing expense in our financial statements in our 2008 Annual Report on Form 10-K in accordance with FAS 123(R). These assumptions are set out in Note 12 to our financial statement for the year ended December 31, 2008. For the 2008 option grant, the grant date value was $19.31. The exercise price for the grants was $106.87. These options, along with the options granted in January 2007 at an exercise price of $96.06, are underwater currently and will provide no value to a NEO unless, within ten years of the grant, our stock price exceeds the exercise price.

RSU Grants in 2008

RSU grant sizes are calculated generally by multiplying the target LTI economic value by 20% (the weighting assigned to the RSU element) and dividing it by the value of a single RSU, determined using the estimated/actual grant date value. For the 2008 RSU grant, that value was $106.87. Using our December 31, 2008 stock price of $84.08, these RSUs, along with the RSUs granted in 2007 at a grant date value of $96.06, have declined in value 21% and 12%, respectively since their grant.

The RSUs granted in 2008 were forfeitable to the extent the value of the RSUs on the date of grant exceeded a cap of 0.2% (for Mr. Stevens) and 0.04% (for each of the other NEOs) of 2008 corporate cash flow as defined in the RSU award agreement. If the value of the RSUs exceeded the cap, the NEO would forfeit a number of RSUs equal in value to the amount in excess of the cap. This feature is intended to qualify the RSUs as “performance-based compensation” exempt from the $1 million limit on the deductibility of compensation under Internal Revenue Code Section 162(m). Based on 2008 cash flow, no NEO forfeited RSUs granted in January 2008. The RSUs remain subject to three-year cliff vesting requirements based on continued employment.

LTIP Award – LTIP measures performance over three years against pre-established financial goals. The amount to be paid under the LTIP is formulaic; neither management nor the Compensation Committee has authority to increase an LTIP payment. The LTIP program is intended to qualify as “performance-based compensation” exempt from the $1 million limit on deductibility of compensation under Internal Revenue Code Section 162(m).

Each NEO’s LTIP target is determined at the beginning of each performance cycle. The total award at the end of the performance cycle is calculated based on our performance measured against an external performance metric (TSR) and two internal performance metrics (ROIC and cash flow) and can range from 0% (no payout) to 200% of the NEO’s target (maximum payout). We chose TSR, ROIC, and cash flow because these metrics are standard measures of performance important to stockholders and provide insight into the quality of earnings. We use our long-range planning process to set the targets for the LTIP internal performance metric because the long-range plan requires us to balance what we want to achieve to continue to grow as a company and what we believe we can achieve in three years through focused teamwork and leadership. The targets (100% payout) are considered “risk-balanced” goals which we view as reasonably achievable through sound program execution. Payout at the 200% level requires exceptional levels of performance throughout the Corporation.

EXECUTIVE COMPENSATION

Since its inception in 1999, payments under the LTIP have been as follows:

Performance Cycle	Percent of Target Award Earned
1999-2000	0%
1999-2001	91%
2000-2002	200%
2001-2003	185%
2002-2004	70%
2003-2005	0%
2004-2006	180%
2005-2007	200%
Eight Year Average	115.8%

External performance metric – Fifty percent of the award is based on the Corporation’s performance relative to others. Our percentile ranking for three-year TSR is compared to that of each of the companies in the S&P Industrials Index in accordance with the table below.

Percentile Ranking	External Performance Factor
75th or higher	200%
60th	150%
50th	100%
40th	50%
35th	25%
Below 35th	0%

Internal performance metric – Fifty percent of the award is based on achievement of two internal performance metrics measured over the three-year period.

ROIC (25% of the award) – One hundred percent of the ROIC target is payable if we achieve the ROIC portion of our three-year long-range plan. Two hundred percent of target would be payable if ROIC exceeds our long-range plan by more than 40 basis points. No amount is payable if the change in ROIC is more than 40 basis points below our long-range plan.

Cash Flow (25% of the award) – One hundred percent of the cash flow target is payable if we achieve the level of cumulative cash flow contained in our three-year long-range plan. Two hundred percent of target would be payable if cumulative cash flow exceeds our long-range plan by $1 billion. No amount is payable if cumulative cash flow is more than $1 billion below our plan.

Vesting – The point in time when stock options become exercisable, or when other executive compensation becomes nonforfeitable.

Ratable Vesting – An equal portion of the award becomes vested in each year of the vesting period. The 2008 options have graded vesting, resulting in one-third of the total award becoming vested each year of the vesting period.

Cliff Vesting – No portion of the award is vested until the end of the vesting period. The 2008 RSUs have a cliff vesting term of three years

TSR – The change in stock price plus reinvestment of dividends

ROIC – Defined in the award agreement as A divided by B, where:

A = Average annual (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate; and

B = Average year end (beginning with the year end immediately preceding the beginning of the performance period) (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the post-retirement plan amounts determined at year end as included in our Statement of Stockholder Equity.

Cash Flow – During the performance period is defined as net cash flow from operations but not taking into account:

– The aggregate difference between the amount forecasted in our long-range plan to be contributed to our defined benefit pension plans during the performance period and the actual amounts we contribute during the performance period.

– Any tax payments or benefits during the performance period associated with the divestiture of business units.

EXECUTIVE COMPENSATION

Following is an example of how the total performance payout factor is calculated:

The total award for each NEO is calculated by multiplying their target award by the performance payout factor.

As a further incentive for performance and retention, 50% of the award payout must be deferred for two years. This mandatorily-deferred portion of the award is treated during the deferral period as though it was invested in our stock and is subject to continuing employment requirements. The amount paid at the end of the two-year deferral period will be based on the price of our stock at that time.

LTIP 2008-2010 Targets Opportunities (Column (c), (d), (e) of “Grants of Plan-Based Awards” Table)

In January 2008, the Compensation Committee established the 2008-2010 LTIP targets for each NEO. The targets were calculated generally by multiplying total LTI economic value by 30% (weighting assigned to the LTIP element) assigned to the NEO and dividing it by the LTIP discount. The discount takes into account performance risk and potential forfeiture. For the 2008-2010 LTIP performance cycle, the discount was 75%.

Payment of LTIP Awards for the 2006-2008 Cycle (Column (g) of the “Summary Compensation Table”)

The Compensation Committee reviewed and certified performance for the 2006-2008 LTIP at its January 2009 meeting. The 2006-2008 LTIP measured corporate performance over a three-year cycle from January 1, 2006 through December 31, 2008. The Compensation Committee had assigned LTIP targets for each of the NEOs at the beginning of 2006.

The following table outlines the calculation of the performance factor for the 2006-2008 LTIP award:

Element	Measurement	Performance Result	Performance Factor	Weight	Weighted Performance Factor
External Performance Metric TSR	Our relative ranking of its TSR for the performance period compared to the TSR for the companies in the S&P Industrials Index	100th Percentile (maximum)	200%	50%	100%
Internal Performance Metric ROIC	100% of target was an increase of 25 basis points	Increase by more than 100 basis points	200%	25%	50%
Internal Performance Metric Cash Flow	100% of target was $9,667M	$12,445M (129% of long- range plan)	197%	25%	49.25%
Total Performance Payout Factor					199.25%

EXECUTIVE COMPENSATION

Neither the Compensation Committee nor management had any authority to adjust the 2006-2008 LTIP payouts.

Payout of Deferred Portion of LTIP Awards for the 2004-2006 Cycle

Fifty percent of the payment from the 2004-2006 LTIP was mandatorily deferred following the end of the performance cycle in 2006. The amounts were treated during the deferral period as though it was invested in our stock and the value paid at the end of the deferral period was based on the closing stock price on December 31, 2008 ($84.08). At the time of the deferral, the price per share of our stock was $92.07. The amounts were paid out (or further deferred at the election of the NEO) based on the December 31, 2008, closing stock price of $84.08, resulting in a 5.5% decrease in value (after taking into account cash dividend equivalents). A similar drop in value has occurred with respect to the still-deferred portion of the 2005-2007 LTIP. The December 31, 2007, stock price used for deferral was $105.26; based on the December 31, 2008 closing stock price, this represents a 18.6% decrease in value (after taking into account reinvestment of cash dividend equivalents).

Other Corporate Governance Considerations in Compensation

Policy Regarding Timing of Option and Other Equity Grants

The Corporation has a corporate policy statement concerning the grant of equity awards which states that:

•	The Compensation Committee is responsible for determining the grant date of all equity awards.

•	No equity award may be backdated.

•

The grant date will not be earlier than the date the Compensation Committee approves the equity award. A future date may be used. If the Compensation Committee’s action occurs in close proximity to the release of earnings or during a trading blackout period, the Compensation Committee’s practice has been to designate as the date of grant a future date at least 48 hours following the release of earnings or other material information.

•

Proposed equity awards are presented to the Compensation Committee in January of each year. Off-cycle awards may be considered in the Compensation Committee’s discretion in special circumstances, which may include hiring, retention, or acquisition transactions.

The closing price for our stock on the NYSE on the date specified as the grant date is the exercise price for an option award. In addition, the IPA Plan prohibits re-pricing of stock options.

Clawback and Other Protective Provisions

In January 2008, the Board amended its Corporate Governance Guidelines to include what is commonly referred to as a clawback policy. Under the policy, if the Board determines that:

•

an officer’s intentional misconduct or gross negligence, or failure to report another person’s such acts, was a contributing factor to a requirement that we restate all or a portion of our financial statements; or

•

an officer engaged in fraud, bribery, or other illegal act, or the officer’s intentional misconduct or gross negligence contributed to another person’s fraud, bribery or other illegal act (including a failure to report such an act), that, in either case, adversely impacted our financial position or reputation, the Board shall take such action as it deems in the best interests of the Corporation and necessary to remedy the misconduct and prevent its recurrence. Among other things, the Board may seek to recover or require reimbursement of any amount awarded to the officer after January 1, 2008, in the form of an MICP bonus or long-term incentive award.

EXECUTIVE COMPENSATION

In order to implement the policy on clawbacks, to ensure that proprietary information is protected, and to facilitate retention of key employees, the Compensation Committee amended the MICP and included provisions in the award agreements for the RSUs, stock options, and LTIP awarded in January 2008, setting forth our right to recapture amounts covered by the policy. The award agreements also contain post-employment restrictive covenants. These covenants include, in the case of the NEOs, an agreement:

•	Not to accept employment or provide services to specified companies or solicit our employees or customers for two years following termination.

•	To protect our information, cooperate in investigations, and not disparage the Corporation.

No award will be effective unless the NEO agrees to the restrictive covenants and the provision implementing the clawback policy.

Stock Ownership Guidelines

We expect the NEOs to maintain an ownership interest in the Corporation and have established Stock Ownership Guidelines for Key Employees, as follows:

Title	Annual Base Pay Multiple
Chief Executive Officer	5 times
Executive Vice President	3 times

The NEOs are asked annually to report on progress toward attainment of our stock ownership goals, in increments of 25% of goal, and to indicate when they will achieve the next higher level toward their goal. Time in a position and stock performance will affect how quickly a NEO satisfies the guidelines. As of February 1, 2009, each of the NEOs satisfied the stock ownership guidelines. The securities counted toward their respective target threshold include common stock, unvested RSUs, and stock units under the SSP, NQSSP, and DMICP.

Indirect Elements of Executive Compensation

In addition to total pay, our benefits are important in attracting and retaining employees.

Our NEOs are eligible for benefits under the plans available to salaried, non-represented employees. NEOs who have fewer than 15 years of service with the Corporation are eligible for 4 weeks of vacation rather than the standard 3 weeks.

Perquisites – We provide limited perquisites as a recruiting and retention tool and to ensure the health and safety of our key executives. The perquisites include paying the cost of physical exams, home security, personal liability insurance ($5 million of coverage), and supplemental Accidental Death & Dismemberment insurance ($1 million of coverage).

Use of corporate aircraft – Our NEOs may use corporate aircraft to satisfy business travel requirements in a secure and efficient manner. For security reasons, our Board has directed Mr. Stevens and Mr. Kubasik to use the corporate aircraft for personal as well as business travel.

Post-Employment, Change in Control, and Severance Benefits

Upon certain terminations of employment, including death, disability, retirement, layoff, divestiture, or a change in control, the NEOs may be eligible for continued vesting on the normal schedule, immediate payment of benefits previously earned or accelerated vesting of long-term incentives in full or on a pro-rata basis. The type of event and

EXECUTIVE COMPENSATION

the nature of the benefit determine which of these approaches applies. The purpose of these provisions is to protect previously earned or granted benefits by making them available following the specified event. We view the vesting (or continued vesting) to be an important retention feature for senior-level employees. Our long-term incentive plans do not provide for additional benefits or tax gross-ups. Because termination benefits consist of previously granted or earned benefits, we do not consider termination benefits as a separate item in compensation decisions.

In the event of a change in control, our plans provide for the acceleration of the payment of the nonqualified portion of earned pension benefits and nonqualified deferred compensation and the vesting of previously granted long-term incentive awards. In the case of stock options and LTIP, vesting following a change in control is “single-trigger” and occurs upon the change in control. In the case of RSUs and RSAs, the award agreements impose a “double-trigger,” both a change in control and termination of employment.

RSAs and RSUs generally have been used to address retention issues. The double-trigger is a retention tool. In contrast, stock options are awarded to a larger group of employees and are used for more traditional compensatory reasons; that is, they are intended to reward common stock appreciation and enable recipients to share in both the risk and rewards of stock ownership through stock depreciation or appreciation. Given the predominantly compensatory nature of the awards tied to stock appreciation, immediate vesting upon a change in control permits participants to participate in any price appreciation associated with a change in control or control premium, on a basis similar to that available to stockholders as a whole.

In 2008, we amended our IPA Plan to delete authority for accelerated vesting for stock options and RSUs in the event of a layoff.

Our NEOs do not have employment agreements. In January 2008, the Board approved the Lockheed Martin Corporation Severance Benefit Plan For Certain Management Employees (“Executive Severance Plan”). Benefits are payable under this plan in the event of a company-initiated termination of employment other than for cause. All of the NEOs are eligible for the new plan.

The Board adopted the plan in order to standardize the process by which company-initiated terminations are handled and to facilitate orderly succession planning. The benefit payable in the plan is one times the NEO’s base salary and the equivalent of one year’s target MICP bonus. For the CEO, the multiplier is 2.99 instead of 1. The Compensation Committee viewed a higher multiplier for the CEO to be competitive with prevailing market practices.

In addition, NEOs participating in the plan will receive a lump-sum payment to cover the cost of medical benefits for one year and outplacement and relocation services. In order to receive the full severance benefit, the NEO must execute a release of claims and an agreement containing post-employment non-compete and non-solicitation covenants comparable to those included in our 2008 stock option, RSU, and LTIP award agreements.

The section of this Proxy Statement entitled “Potential Payments Upon Termination or Change In Control” provides further information on post-employment payments.

Government Reimbursement of Compensation

As a government contractor, we are subject to the Federal Acquisition Regulation, which limits the reimbursement of costs by our government customers for senior executive compensation to a benchmark compensation cap established each year. The benchmark cap applies to the five most-highly-compensated executives assigned to our headquarters, intermediate home offices, and business segments. When comparing senior executive compensation to the benchmark cap, all wages, salary, bonuses, and deferred compensation for the year, whether paid, earned, or otherwise accrued, must be included. For 2008, the benchmark compensation cap published in the Federal Register was $612,196. Any amounts over the cap were considered unallowable and, therefore, not recoverable under our government contracts.

We also have contracts that require that we provide a summary of contract performance to the Board or person having responsibility for setting the compensation of senior management annually so that performance can be considered in setting the compensation of the contractor’s senior executives – defined as the five most-highly-compensated employees at the corporate level, including the CEO.

EXECUTIVE COMPENSATION

The following table shows annual and long-term compensation awarded, earned, or paid for services in all capacities to the NEOs for the fiscal year ended December 31, 2008. Numbers have been rounded to the nearest dollar.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year [1]	Salary [2]	Bonus [3]	Stock Awards [4]	Option Awards [5]	Non-Equity Incentive Plan Compensation [6]	Change in Pension Value and Nonqualified Deferred Compensation Earnings [7]	All Other Compensation [8,9]	Total

		($)	($)	($)	($)	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. Stevens Chairman, President & Chief Executive Officer	2008	1,774,038	4,250,000	3,915,102	4,875,021	8,567,750	2,688,524	451,414	26,521,849
	2007	1,627,500	3,900,000	3,262,688	10,233,549	8,500,000	1,870,845	1,544,651	30,939,233
	2006	1,465,154	3,700,000	2,343,506	4,038,812	3,600,000	2,085,495	1,370,553	18,603,520
Bruce L. Tanner Executive Vice President & Chief Financial Officer	2008	619,904	911,900	164,027	332,040	–	924,755	208,534	3,161,160
	2007	398,492	517,500	67,327	149,057	–	350,134	165,607	1,648,117

Linda R. Gooden Executive Vice President Information Systems & Global Services	2008	591,154	855,300	316,961	1,343,146	697,375	1,416,072	234,375	5,454,383
	2007	519,711	742,200	306,855	426,115	700,000	819,481	608,182	4,122,544

Ralph D. Heath Executive Vice President Aeronautics	2008	700,481	1,003,800	381,036	881,098	1,295,125	1,114,226	150,335	5,526,101
	2007	646,346	926,000	364,862	846,789	1,300,000	1,709,864	504,224	6,298,085
	2006	572,885	884,800	304,394	641,120	585,000	1,382,850	333,321	4,704,370
Christopher E. Kubasik Executive Vice President Electronic Systems	2008	916,154	1,314,800	811,269	975,903	1,394,750	461,159	185,189	6,059,224
	2007	837,019	1,201,700	683,575	817,777	1,350,000	243,298	701,336	5,834,705
	2006	734,731	1,133,400	459,413	657,469	990,000	295,876	115,701	4,386,590

NOTES TO TABLE:

(1)        No information is provided for 2006 compensation for Mr. Tanner and Ms. Gooden because neither were NEOs in 2006.

(2)        Salary is paid weekly in arrears. In column (c), we reported salary based on the year in which it was paid.

(3)        The annual bonuses paid to each NEO for performance under the MICP are listed in column (d) for the year the bonus is earned. MICP awards are based on both quantitative and subjective assessments of performance over a one-year period.

(4)        The amounts reported represent the amount recognized in our financial statements in accordance with FAS 123(R) (other than disregarding the estimate of forfeitures relating to service-based vesting) for RSUs granted to each of the listed NEOs in 2008, 2007, and 2006 and RSAs granted in 2004 to Mr. Stevens, Mr. Heath, and Ms. Gooden and in 2003 to Mr. Kubasik. The assumptions used in determining the fair value of the stock awards for which expense is recognized are set forth in Note 12 to our financial statements contained in our Annual Report. The fair value of the grants is based on the grant date value of the RSUs ($106.87 in 2008; $96.06 in 2007; and $67.97 in 2006). The grant date values determined under FAS 123(R) for the RSAs were $45.64 (March 31, 2004 grant), and $48.12 (June 25, 2003 grant). The RSUs and RSAs grant date value takes into account dividend equivalents paid in cash prior to vesting. The grant date value does not change to reflect changes in our stock price after the grant date. We recognize expense ratably over the three-year vesting period for the RSUs. For the

EXECUTIVE COMPENSATION

March 31, 2004 RSA grant, one-third vested in three years and two-thirds vested in four years; for the June 25, 2003 grant, three-fifths vested in three years and two-fifths vested in five years.

(5)        The amounts in column (f) represent the amount recognized in our financial statements in accordance with FAS 123(R) (other than disregarding the estimate of forfeitures relating to service-based vesting conditions) for options granted to each of the NEOs in 2008, 2007, and 2006. The assumptions used in determining the fair value of the option grants for which expense is recognized are set forth in Note 12 to our financial statements contained in our Annual Report. We recognize expense ratably in monthly increments over the three-year vesting period for active non-retirement eligible employees and over the initial one-year vesting period for active, retirement eligible employees. When an option holder becomes retirement-eligible, we accelerate the recognition of any expense not previously recognized for options held for at least one year. Because of the varying ages of the NEOs, options granted at the same time are expensed over different time periods. Mr. Stevens, Ms. Gooden, and Mr. Heath attained age 55 in 2006, 2008, and 2004, respectively. Mr. Tanner and Mr. Kubasik had not attained age 55 by the end of 2008. The accounting expense recognized in accordance with FAS 123(R) is based on the grant date value of the options ($17.64 in 2006; $23.99 in 2007; and $19.31 in 2008). The grant date value does not change to reflect changes in our stock price after the grant date.

(6)        The amounts listed for LTIP awards were earned in the three-year cycle ending on December 31 of the year reported in column (b) of the table. Fifty percent of the amount shown is deferred by the Corporation for two years and treated during that period as if it were invested in our common stock. Deferred amounts (whether mandatory deferrals by the Corporation or deferrals by the executive) are reported for the year earned and not when paid to the executive. Mr. Tanner was not eligible for the 2006-2008 or 2005-2007 LTIP awards. See footnote (6) to “Nonqualified Deferred Compensation” table on page 56.

(7)        The amounts reported for 2008 represent solely the aggregate change in the accumulated benefit under all defined benefit and actuarial pension plans (including supplemental plans) for the year reported (from December 31 to December 31). The amounts were computed using the same assumptions we used for financial statement reporting purposes under FAS 87, Employers’ Accounting for Pensions and described in Note 10 to our financial statements contained in our Annual Report, except that the amounts were calculated based on benefits commencing at age 60 for each of the NEOs. We used age 60 rather than the plans’ normal retirement age of 65 because an employee may commence receiving pension benefits at age 60 without any reduction for early commencement. A portion of Mr. Stevens’, Mr. Tanner’s, and Mr. Heath’s benefit was earned under grandfathered plans that apply a reduction for early commencement at age 60. The amounts shown for Mr. Stevens, Mr. Tanner, and Mr. Heath reflect the reduction. Amounts paid under our plans are based on assumptions contained in the plans and may be different than the assumptions used for financial statement reporting purposes.

(8)        Perquisites and other personal benefits provided to the NEOs in 2008 included: use of company aircraft for personal travel; home security systems and monitoring; annual executive physicals; home office equipment and expenses; relocation expenses; travel expenses for a family member accompanying the NEO while on business travel; and a one-time, private club initiation fee payment. Some or all of the NEOs also received the following perquisites, none of which individually exceeded $1,000 for any executive: personal liability insurance, accidental death insurance, and occasional meals. In addition, the Corporation made available event tickets and a company-provided car and driver for personal commuting to some of the NEOs, but required the NEOs to reimburse the Corporation for the incremental cost of such items. Not all of the listed perquisites or personal benefits were provided to each NEO. The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO, except as noted: Mr. Stevens (home security – $234,262); Mr. Tanner (home security – $28,176 and relocation expense – $62,534); Ms. Gooden (relocation expense – $143,450); Mr. Heath (accompanying spousal travel $33,207); and Mr. Kubasik (company aircraft – $52,298). Home security for Mr. Stevens includes non-recurring installation costs. The incremental cost for use of company aircraft for personal travel was calculated based on the total personal travel flight hours multiplied by the estimated hourly aircraft operating costs for 2008 (including fuel, maintenance, and other variable costs, but excluding fixed capital costs for the aircraft, hangar facilities, and staff salaries). The home security and relocation expense amounts noted above represent the aggregate payments made by the Corporation for such services, products, or reimbursements provided in 2008.

EXECUTIVE COMPENSATION

(9)        In addition to the perquisites described in footnote (8) for 2008, column (i) contains other items of compensation listed in the table below.* All items in the table below are paid under programs for U.S. salaried employees except the tax gross-ups and the NQSSP match. The LM Foundation matching contribution includes charitable contributions made in 2008 or to be made by the LM Foundation in 2009 to match a contribution made by the NEO in a prior year.

* Table for footnote 9

	Tax Gross-Ups	Corporation Matching Contribution to SSP (401(k) Plan)	Corporation Matching Contribution to NQSSP (Nonqualified 401(k) Plan)	Group Life Insurance	LM Foundation Matching Contribution to Gifts for Colleges & Universities Program
	($)	($)	($)	($)	($)
Mr. Stevens	101,291	2,480	68,366	10,062	0
Mr. Tanner	70,885	2,480	22,204	1,710	0
Ms. Gooden	66,272	9,200	0	5,114	0
Mr. Heath	40,884	2,480	25,497	9,912	10,000
Mr. Kubasik	62,568	5,636	30,948	2,970	18,900

EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS
Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]			All Other Option Awards: Number of Securities Underlying Options [5]	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards [6]
			Threshold [3]	Target	Maximum [4]	Threshold	Target	Maximum

			($)	($)	($)	(#)	(#)	(#)	(#)	($/Sh)	($)

(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(j)	(k)	(l)
Robert J. Stevens	1/28/2008	LTIP	1,150,000	4,600,000	9,200,000	0	28,000	28,000	–	–	2,992,360
	1/28/2008		–	–	–	–	–	–	250,000	106.87	4,827,500
Bruce L. Tanner	1/28/2008	LTIP	160,000	640,000	1,280,000	0	2,900	2,900	–	–	309,923
	1/28/2008		–	–	–	–	–	–	39,500	106.87	762,745
Linda R. Gooden	1/28/2008	LTIP	177,500	710,000	1,420,000	0	3,300	3,300	–	–	352,671
	1/28/2008		–	–	–	–	–	–	44,000	106.87	849,640
Ralph D. Heath	1/28/2008	LTIP	185,000	740,000	1,480,000	0	3,400	3,400	–	–	363,358
	1/28/2008		–	–	–	–	–	–	45,700	106.87	882,467
Christopher E. Kubasik	1/28/2008	LTIP	250,000	1,000,000	2,000,000	0	5,000	5,000	–	–	534,350
	1/28/2008		–	–	–	–	–	–	61,000	106.87	1,177,910

NOTES TO TABLE:

(1)        Includes LTIP grants for the 2008-2010 cycle ending December 31, 2010. At the end of a three-year performance period, 50% of the combined amount earned under the LTIP performance measures is payable in cash. Payment of the remaining portion of the award is deferred for two years, subject to continued employment, and treated during that period as if it were invested in our common stock. Amounts deferred become payable in cash on the second anniversary date of the end of the performance period. Awards are subject to forfeiture upon termination of employment prior to the end of the performance period (or second anniversary of the end of the performance period in the case of the mandatorily deferred portion) except in the event of retirement, death, disability, divestiture, or change in control. If the event occurs prior to the end of the performance cycle, LTIP awards are prorated. If the event occurs during the two-year mandatory deferral period, LTIP awards are paid out immediately.

(2)        Shows the number of RSUs granted under the IPA Plan by the Compensation Committee on January 28, 2008. The RSUs were subject to forfeiture to the extent the value of the RSUs on January 28, 2008, was greater than .2% of 2008 cash from operations in the case of Mr. Stevens or .04% of 2008 cash from operations for each of the other NEOs. None of the RSUs was forfeited. The RSUs vest on the third anniversary of the date of grant or upon death, disability, divestiture, or termination following change in control. If the employee retires or is laid off after January 28, 2009, but prior to the third anniversary of the grant, a pro rata portion of the RSUs becomes nonforfeitable. RSU recipients receive cash dividend equivalents during the vesting period. We showed the RSUs in columns (f) through (h) because of the potential for forfeiture based on the metric using 2008 cash from operations. Column (i) deleted because there were no other stock awards in 2008.

(3)        The threshold is the minimum amount payable for a certain level of performance stated in the LTIP award agreement. If performance falls below the stated level of performance, no amount would be paid. Assuming any payment is earned, the minimum amount payable under the LTIP is 25% of the target.

(4)        The maximum award payable under the LTIP is 200% of the target.

(5)        Includes the number of stock options granted under the IPA Plan by the Compensation Committee on January 28, 2008. Under the 2008 award agreements, options have a ten-year term and vest and become exercisable

EXECUTIVE COMPENSATION

in three equal installments on the first, second, and third anniversary dates following the grant. Options expire 30 days following termination of employment, except in the case of death, disability, divestiture, layoff, or retirement. In the event of death or disability, all outstanding options vest immediately and expire ten years after the date of grant (i.e., the normal expiration date of the award). In the event of layoff, the term of any outstanding options remains ten years and the options become exercisable on the date the options would have otherwise vested had the NEO remained our employee. In the event of divestiture, the options become exercisable on the date the options would have otherwise vested and any outstanding options terminate five years from the effective date of the divestiture or on the option’s normal expiration date, whichever occurs first. In the event of retirement on or after the first vesting date, the term of any outstanding options does not change and the options become exercisable on the date the options would have otherwise vested. Retirement before the first vesting date results in forfeiture of the options. Upon a change in control, all options vest immediately.

(6)        The assumptions used for determining the grant date fair value are set forth in Note 12 to our financial statements contained in our Annual Report. The grant date fair value for the January 28, 2008 equity awards was $19.31 for each option and $106.87 for each RSU granted on January 28, 2008. The grant date value does not change to reflect changes in our stock price after the grant date.

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options [1]	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested [2,3]

	(#)	(#)	($)		(#)	($)
	Exercisable	Unexercisable

(a)	(b)	(c)	(e)	(f)	(g)	(h)
Robert J. Stevens	0	250,000 [4]	106.87	1/26/2018	28,000 [5]	2,354,240
	75,000	150,000 [6]	96.06	1/29/2017	32,500 [7]	2,732,600
	200,000	100,000 [8]	67.97	2/1/2016	92,000 [9]	7,735,360
	–	–	–	–	40,000 [10]	3,363,200
	150,000	0	57.81	1/31/2015	–	–
Bruce L. Tanner	0	39,500 [4]	106.87	1/26/2018	2,900 [5]	243,832
	2,466	4,934 [6]	96.06	1/29/2017	750 [7]	63,060
	4,000	2,000 [8]	67.97	2/1/2016	2,000 [10]	168,160
	11,500	0	57.81	1/31/2015	–	–
	12,000	0	49.27	1/29/2014	–	–
	8,000	0	51.10	1/28/2013	–	–
Linda R. Gooden	0	44,000 [4]	106.87	1/26/2018	3,300 [5]	277,464
	8,800	17,600 [6]	96.06	1/29/2017	2,600 [7]	218,608
	6,000	6,000 [8]	67.97	2/1/2016	4,300 [10]	361,544
	8,667	0	57.81	1/31/2015	–	–
	167	0	49.27	1/29/2014	–	–
Ralph D. Heath	0	45,700 [4]	106.87	1/26/2018	3,400 [5]	285,872
	12,033	24,067 [6]	96.06	1/29/2017	3,650 [7]	306,892
	24,000	12,000 [8]	67.97	2/1/2016	5,500 [10]	462,440
	50,000	0	57.81	1/31/2015	–	–
Christopher E. Kubasik	0	61,000 [4]	106.87	1/26/2018	5,000 [5]	420,400
	16,033	32,067 [6]	96.06	1/29/2017	4,700 [7]	395,176
	24,000	12,000 [8]	67.97	2/1/2016	17,500 [10,11]	1,471,400
	50,000	0	57.81	1/31/2015	–	–

NOTES TO TABLE:

(1)        Column (d) omitted because none of the NEOs held options that qualified as equity incentive plan awards at 2008 year end.

(2)        We reported RSUs granted in January 2008 as equity incentive awards in columns (f) through (h) of the “Grants of Plan-Based Awards” table because there was the potential for forfeiture based on failure to achieve the cash flow levels specified in the award agreements. This feature of the RSU grants was satisfied at the end of 2008. Columns (i) and (j) omitted because none of the NEOs held stock awards that qualified as equity incentive plan awards at 2008 year end.

EXECUTIVE COMPENSATION

(3)        The market value shown in column (h) is calculated by multiplying the number of RSUs or RSAs by the December 31, 2008, closing price for our stock ($84.08).

(4)        Represents stock options granted on January 28, 2008, which vest in three equal annual installments on January 28, 2009, January 28, 2010, and January 28, 2011, except that vesting may occur earlier as described in footnote (5) to the “Grants of Plan-Based Awards” table.

(5)        Represents RSUs granted on January 28, 2008, which vest on January 28, 2011, except that vesting may occur earlier as described in footnote (2) to the “Grants of Plan-Based Awards” table.

(6)        Represents stock options granted on January 29, 2007, which vest in three equal annual installments on January 29, 2008, January 29, 2009, and January 29, 2010, except that vesting may occur earlier as described in footnote (5) to the “Grants of Plan-Based Awards” table.

(7)        Represents RSUs granted on January 29, 2007, which vest on January 29, 2010, except that vesting may occur earlier as described in footnote (2) to the “Grants of Plan-Based Awards” table.

(8)        Represents stock options granted on February 1, 2006, which vest in three equal annual installments on February 1, 2007, February 1, 2008, and February 1, 2009, except that vesting may occur earlier as described in footnote (5) to the “Grants of Plan-Based Awards” table.

(9)        The February 1, 2006, RSU award to Mr. Stevens includes extended vesting terms for a portion of the RSUs (92,000) as set forth below. The purpose of the extended vesting was to retain Mr. Stevens to age 60 and beyond. The grant vests gradually as he reaches specified ages ranging from 60 to 65 as shown in the table below.

Vesting Date	Age	Number of RSUs Vesting
September 8, 2011	60	55,200
September 8, 2012	61	7,360
September 8, 2013	62	7,360
September 8, 2014	63	7,360
September 8, 2015	64	7,360
September 8, 2016	65	7,360

Total		92,000

(10)        Represents RSUs granted on February 1, 2006, which vested on February 1, 2009.

(11)        Mr. Kubasik received an award of 8,500 RSUs on February 1, 2006, and an award of 9,000 RSUs on September 28, 2006. The award terms for Mr. Kubasik’s September 2006 award are the same as the terms contained in the February 2006 grants, except the cash flow forfeiture provision is based on 2007 cash flow and the vesting date is September 28, 2009.

EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED
	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise [1]	Number of Shares Acquired on Vesting	Value Realized on Vesting [2]

	(#)	($)	(#)	($)

(a)	(b)	(c)	(d)	(e)
Robert J. Stevens	412,500	24,330,512	33,334 [3]	3,310,066
Bruce L. Tanner	0	0	0	0
Linda R. Gooden	0	0	10,000 [4]	993,000
Ralph D. Heath	35,000	2,239,158	10,000 [4]	993,000
Christopher E. Kubasik	75,000	4,570,970	10,000 [5]	1,038,300

NOTES TO TABLE:

(1)        Value realized calculated based on the difference between the aggregate exercise price of the option and the sale price per share on the date of sale.

(2)        Value realized calculated based on the number of shares multiplied by the closing market price of our stock on the date of vesting.

(3)        Vesting on March 31, 2008, of RSAs granted on March 31, 2004. The original award was 50,000 RSAs, of which the remaining 33,334 shares vested on March 31, 2008.

(4)        Vesting on March 31, 2008, of RSAs granted on March 31, 2004. The original award was 15,000 RSAs, of which the remaining 10,000 shares vested on March 31, 2008.

(5)        Vesting on June 25, 2008, of RSAs granted on June 25, 2003. The original award was 25,000 RSAs, of which the remaining 10,000 shares vested on June 25, 2008.

EXECUTIVE COMPENSATION

Retirement Plans

During 2008, the NEOs participated in the Lockheed Martin Corporation Salaried Employee Retirement Program (“LMRP”), which is a combination of the following prior plans for salaried employees with some protected benefits: Lockheed Martin Corporation Retirement Income Plan which covered former Martin Marietta employees; Lockheed Martin Corporation Retirement Income Plan III which covered former Loral Corporation employees; and Lockheed Martin Corporation Retirement Plan for Certain Salaried Employees which covered former Lockheed employees (collectively, the “Prior Plan”).

The calculation of retirement benefits under the LMRP is determined by a formula which takes into account the participant’s years of credited service and average compensation for the highest three years of the last ten years of employment. Average compensation includes the NEO’s base salary, bonuses earned under the MICP, and lump sum payments in lieu of a salary increase. NEOs must have either five years of service or be actively employed by the Corporation at age 65 to vest in the LMRP. Normal retirement age is 65; however, benefits are payable as early as age 55 (with five years of service) at a reduced amount or without reduction at age 60. Benefits are payable as a monthly annuity for the lifetime of the employee, as a joint and survivor annuity, as a life annuity with a five or ten year guarantee, or as a level income annuity. In addition, a NEO who retires on or before January 1, 2011, between ages 60 and 62 is eligible for temporary supplemental payments ending at age 62 when eligibility for social security commences.

The calculation of retirement benefits under the Prior Plan is based on a number of formulas, some of which take into account the participant’s years of credited service and pay over the career of the NEO. Certain other formulas in the Prior Plan are based upon the final average compensation and credited service of the employee. Pay under certain formulas in the Prior Plan currently includes salary, commissions, overtime, shift differential, lump sum pay in lieu of a salary increase, MICP bonuses awarded that year, and 401(k) and pre-tax contributions. The Prior Plan also contains a Personal Retirement Provision which is an account balance based on past allocations. This account balance is available as a lump sum at termination or can be converted to an annuity. A portion of the pension benefits for Mr. Stevens, Mr. Tanner, and Mr. Heath was earned under the Prior Plan.

Mr. Stevens, Ms. Gooden, and Mr. Heath were eligible for early retirement as of December 31, 2008. All of the NEOs are vested in the LMRP.

EXECUTIVE COMPENSATION

PENSION BENEFITS
Name	Plan Name [1]	Number of Years Credited Service	Present Value of Accumulated Benefit [2,3]	Payments During Last Fiscal Year

		(#)	($)	($)

(a)	(b)	(c)	(d)	(e)
Robert J. Stevens	Lockheed Martin Corporation Salaried Employee Retirement Program	21.6	529,953	0
	Lockheed Martin Corporation Supplemental Retirement Plan	–	11,872,609	0
Bruce L. Tanner	Lockheed Martin Corporation Salaried Employee Retirement Program	26.1	514,535	0
	Lockheed Martin Corporation Supplemental Retirement Plan	–	1,823,607	0
Linda R. Gooden	Lockheed Martin Corporation Salaried Employee Retirement Program	28.5	877,703	0
	Lockheed Martin Corporation Supplemental Retirement Plan	–	4,145,599	0
Ralph D. Heath	Lockheed Martin Corporation Salaried Employee Retirement Program	32.6	1,133,707	0
	Lockheed Martin Corporation Supplemental Retirement Plan	–	6,569,214	0
Christopher E. Kubasik	Lockheed Martin Corporation Salaried Employee Retirement Program	9.2	166,757	0
	Lockheed Martin Corporation Supplemental Retirement Plan	–	1,466,415	0

NOTES TO TABLE:

(1)        The Lockheed Martin Corporation Supplemental Retirement Plan (“Supplemental Retirement Plan” or “SERP”) provides benefits in excess of the benefit payable under our tax-qualified plans. All service recognized under the tax-qualified plans is recognized under the SERP although a benefit would be earned under the SERP only in years when the employee’s total accrued benefit would exceed the benefit accrued under the qualified plans. The SERP benefits are payable in the same form as benefits are paid under the LMRP although lump sum payments are available under the SERP.

(2)        The amounts in column (d) were computed using the same assumptions we used for financial statement reporting purposes under FAS 87 and described in Note 10 to our financial statements contained in our Annual Report, except that the amounts were calculated based on benefits commencing at age 60. We used age 60 rather than the plans’ normal retirement age of 65 because an employee may commence receiving pension benefits at age 60 without any reduction for early commencement. A portion of Mr. Stevens’, Mr. Tanner’s, and Mr. Heath’s benefit was earned under grandfathered plans that apply a reduction for early commencement at age 60. The amounts shown for Mr. Stevens, Mr. Tanner, and Mr. Heath reflect the reduction for early commencement of the benefit. Amounts paid under our plans use assumptions contained in the plans and may be different than those used for financial statement reporting purposes.

(3)        Only the benefit payable under the Supplemental Retirement Plan is payable in the form of a lump sum. If an executive elected a lump sum payment, the amount of the lump sum would be based on plan assumptions and not

EXECUTIVE COMPENSATION

the assumptions used for financial statement reporting purposes. As a result, the actual lump sum payment would be an amount different than what is reported in this table. Because the discount rate used for financial statement purposes (6.125%) was higher than the plan rate of 5.75% on December 31, 2008 (Pension Benefit Guaranty Corporation (or PBGC) rate for terminating pension plans plus 1%), the lump sum payment would be larger than the amount shown in this table. The age of the executive at retirement would also impact the size of the lump sum payment. The amount using plan assumptions is shown on the “Potential Payments Upon Termination or Change in Control” table.

Nonqualified Deferred Compensation

Participants in our tax-qualified 401(k) plan may contribute up to 25% of base salary. In addition, we make a matching contribution equal to 50% of up to the first 8% of compensation contributed by the participant. Employee and Corporation matching contributions in excess of the Internal Revenue Code limitations are contributed to the NQSSP. Employee and Corporation matching contributions are nonforfeitable at all times. NQSSP contributions are credited with earnings (losses) based on the investment option or options in which the account has been invested, as elected by the NEO. Each of the NQSSP investment options is available under our tax-qualified 401(k) plan for salaried employees. The NQSSP provides for payment following termination of employment in a lump sum or up to 20 annual installments at the NEO’s election. All amounts accumulated and unpaid under the NQSSP must be paid in a lump sum within 15 calendar days following a change in control.

The DMICP provides the opportunity to defer, until termination of employment or beyond, the receipt of all or a portion of bonuses earned under the MICP, LTIP awards, and amounts paid in respect of the termination of the Lockheed Martin Post-Retirement Death Benefit (“PRDB”) Plan. Beginning in 2008, employees may elect any of the investment funds available in the NQSSP (with the exception of the Company Stock Fund) or two investment alternatives available only under the DMICP for crediting earnings (losses). Under the DMICP Stock Investment Option, earnings (losses) on deferred amounts will accrue at a rate that tracks the performance of our common stock, including reinvestment of dividends. Under the DMICP Interest Investment Option earnings accrue at a rate equivalent to the then published rate for computing the present value of future benefits under Cost Accounting Standard No. 415, Deferred Compensation. Amounts credited to the Stock Investment Option may not be reallocated to other options. In addition, Stock Investment Option deferrals will be paid in shares of our common stock. Fifty percent of any LTIP award is mandatorily deferred for two years to the Stock Investment Option and remains subject to the continued employment requirements of the award. Mandatory LTIP deferrals are paid in cash at the end of two years or further deferred at the election of the executive. The DMICP provides for payment the January or July following termination of employment in a lump sum or up to 20 annual installments at the NEO’s election. All amounts accumulated under the DMICP must be paid in a lump sum within 15 days following a change in control.

EXECUTIVE COMPENSATION

NONQUALIFIED DEFERRED COMPENSATION [1]
Name		Executive Contributions in Last FY [2]	Registrant Contributions in Last FY [3]	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions [4]	Aggregate Balance at Last FYE [5,6]

		($)	($)	($)	($)	($)

(a)		(b)	(c)	(d)	(e)	(f)
Robert J. Stevens	NQSSP	427,289	68,366	(772,564)	0	2,032,947
	DMICP (Bonus)	4,868,370	0	217,295	0	5,107,566
	DMICP (LTIP1 Mandatory)	0	4,188,375	(1,160,441)	0	5,086,301
	DMICP (LTIP2 Voluntary)	4,188,375	0	195,935	0	4,384,310

	TOTAL	9,484,034	4,256,741	(1,519,775)	0	16,611,124
Bruce L. Tanner	NQSSP	138,779	22,204	(169,677)	0	407,359
	DMICP (Bonus)	0	0	(74,583)	0	636,008
	DMICP (LTIP1 Mandatory)	0	0	0	0	0
	DMICP (LTIP2 Voluntary)	0	0	0	0	0

	TOTAL	138,779	22,204	(244,260)	0	1,043,367
Linda R. Gooden	NQSSP	0	0	0	0	0
	DMICP (Bonus)	24,638	0	(4,012)	0	121,911
	DMICP (LTIP1 Mandatory)	0	344,925	(121,432)	0	532,248
	DMICP (LTIP2 Voluntary)	4,928	0	(4,625)	0	218,767

	TOTAL	29,566	344,925	(130,069)	0	872,926
Ralph D. Heath	NQSSP	159,356	25,497	(303,878)	0	731,792
	DMICP (Bonus)	91,257	0	(56,211)	0	1,964,792
	DMICP (LTIP1 Mandatory)	0	640,575	(181,134)	0	793,925
	DMICP (LTIP2 Voluntary)	0	0	0	0	0

	TOTAL	250,613	666,072	(541,223)	0	3,490,509
Christopher E. Kubasik	NQSSP	85,108	30,948	(161,699)	0	500,448
	DMICP (Bonus)	799,536	0	(515,420)	0	2,014,163
	DMICP (LTIP1 Mandatory)	0	665,213	(228,729)	0	1,002,535
	DMICP (LTIP2 Voluntary)	332,606	0	(222,382)	0	892,124

	TOTAL	1,217,250	696,161	(1,128,230)	0	4,409,270

EXECUTIVE COMPENSATION

NOTES TO TABLE:

(1)        This table reports compensation deferred under our NQSSP and DMICP. The NQSSP is a nonqualified 401(k) plan with an employer match on a portion of the salary deferral. Three types of compensation may be deferred into the DMICP:

•	Bonuses payable under our MICP Plan (“DMICP (Bonus)”).

•	Amounts earned under our LTIP program but mandatorily deferred for two years (and subject to forfeiture) (“DMICP (LTIP1 Mandatory)”).

•	Amounts payable under our LTIP program and voluntarily deferred (“DMICP (LTIP2 Voluntary)”).

For 2008, amounts paid in respect of the termination of the PRDB could also be deferred into the DMICP. In the table above, deferrals of PRDB payments are included in the “DMICP (Bonus)” entry.

(2)        Includes 2008 salary deferrals to NQSSP, MICP bonus paid in 2008 for 2007 performance deferred to DMICP, and voluntary deferrals of LTIP for the 2005-2007 cycle to the DMICP. The table reflects the year in which the deferral is credited to the NEO’s account (2008) and not the year in which it was earned (2007).

(3)        Includes 2008 Corporation matching contributions to NQSSP. The NQSSP match is also included in column (i) of the “Summary Compensation Table.”

(4)        There were no distributions of mandatory LTIP deferral from the 2003-2005 cycle in January 2008 because no amount was earned under the 2003-2005 cycle.

(5)        Of the amounts shown in column (f), the following table* lists the aggregate contributions made by the NEO since commencement of participation in the respective plan (including deferrals of PRDB which are included in “DMICP (Bonus)”). These amounts were earned by the NEO and voluntarily deferred to a company plan.

* Table for footnote 5

	Amount Reported in Column (f)	NQSSP	DMICP (Bonus)	DMICP (LTIP2 Voluntary)	Total (Contributed by Executive)

	($)	($)	($)	($)	($)
Mr. Stevens	16,611,124	1,979,632	4,876,254	4,188,375	11,044,261
Mr. Tanner	1,043,367	401,420	458,031	–	859,451
Ms. Gooden	872,926	–	78,840	75,945	154,785
Mr. Heath	3,490,509	684,327	1,551,934	–	2,236,261
Mr. Kubasik	4,409,270	362,574	1,856,583	659,669	2,878,826

(6)        The following table** lists the amounts reported as executive or registrant contributions in columns (b) and (c) of this table that are also reported as compensation in the “Summary Compensation Table” for 2008. These contributions consist of NEO and Corporation matching contributions made to the NQSSP for service in 2008. The following table also lists the amounts reported in column (f) as part of the aggregate balance at last fiscal year (2008) that is reported as compensation for 2006 and 2007 in the “Summary Compensation Table.” These amounts consist of NEO and Corporation matching contributions made to the NQSSP for service in 2006 and 2007. These amounts also include deferred MICP awarded for performance in 2006 and 2007, deferred voluntary and mandatory LTIP awarded for performance in 2005-2007 and 2004-2006, and deferred PRDB payments reported in the “All Other Compensation” column for 2007. No amounts reported as earnings in this table were reported as earnings in the “Summary Compensation Table” for either 2007 or 2008.

EXECUTIVE COMPENSATION

** Table for footnote 6

		Of Amount Reported in Column (f)
	Amount Reported in Column (f) ($)	NEO and Corporation Contributions Reported in “Summary Compensation Table” for 2008 ($)	Amount Reported in “Summary Compensation Table” for 2006 and 2007 ($)
Mr. Stevens	16,611,124	495,655	15,882,454
Mr. Tanner	1,043,367	160,983	96,652
Ms. Gooden	872,926	–	374,490
Mr. Heath	3,490,509	184,853	1,529,889
Mr. Kubasik	4,409,270	116,056	2,954,853

POTENTIAL PAYMENTS UPON TERMINATION OR

CHANGE IN CONTROL

The table below summarizes the benefits that become payable to a NEO at, following, or in connection with any termination, including without limitation resignation, severance, retirement, or a constructive termination of a NEO, or a change in control under the terms of our benefit plans. Our plans do not contain specific provisions regarding termination for cause. Provisions unique to the 2006 RSU grant to Mr. Stevens is described in footnote 9 to the “Outstanding Equity Awards at Fiscal Year End” table on page 50.

SUMMARY OF PAYMENT TRIGGERS
Plan	Retirement	Change In Control	Death/Disability/ Layoff	Divestiture [1]	Termination/ Resignation
Pension [2]	Payable on a reduced basis at age 55; payable on a non-reduced basis at age 60; steeper reduction for early commencement at age 55 for terminations prior to age 55 than for terminations after age 55.	Spousal benefit as
required by law in
event of death unless
waived by
participant; no
provision for
disability. Layoff
between age 53 and
55 or before age 55
with 25 years of
service is eligible for
the more favorable
actuarial reductions
for participants
			terminating at age 55.	No provisions; absent a negotiated transfer of liability to buyer, treated as retirement or termination.	Payable on a reduced basis at age 55; payable on a non-reduced basis at age 60; steeper reduction for early commencement at age 55 for terminations prior to age 55 than for terminations after age 55.
• Qualified Pension	Annuity form only.	No acceleration.	Annuity form only.	No acceleration.	Annuity form only.
• SERP Pension [2]	Annuity or lump sum.	Lump sum.	Annuity or lump sum.	No provisions; absent a negotiated transfer of liability to buyer, treated as retirement or termination.	Annuity or lump sum.

EXECUTIVE COMPENSATION

SUMMARY OF PAYMENT TRIGGERS
Plan	Retirement	Change In Control	Death/Disability/ Layoff	Divestiture [1]	Termination/ Resignation
LTIP	Prorated payment
at the end of the
three-year
performance
period for
retirement during
that period.
Immediate
payment for
retirement during
two-year
mandatory
deferral period
based on closing
price for our stock
on date of
triggering event.	Immediate prorated
payment following
change in control
for event occurring
during
performance
period. Immediate
payment for
change in control
during two-year
mandatory deferral
period based on
closing price for
our stock on date
of triggering event.	Prorated payment at
the end of the three-
year performance
period for death,
disability, or layoff
during that period.
Immediate payment
in event of death,
disability, or layoff
during two-year
mandatory deferral
period based on
closing price for our
stock on date of
triggering event.	Prorated payment
at the end of the
three-year
performance
period for
divestiture during
that period.
Immediate
payment for
divestiture during
two-year
mandatory
deferral period
based on closing
price for our
stock on date of
				triggering event.	Forfeit if termination occurs prior to age 55; termination on or after age 55 treated as retirement.
Options	Forfeit unvested
options if
retirement occurs
prior to one year
anniversary of
date of grant. If
retirement occurs
after one year
anniversary, ten-
year term of
options unaffected
and unvested
options become
exercisable on
date the options
would have
	otherwise vested.	Immediate vesting.	Immediate vesting in event of death/ disability. In the event of layoff, unvested options become exercisable on date the options would have otherwise vested. Ten-year term of options unaffected.	Term of options limited to five years; options become exercisable on date the options would have otherwise vested.	Vested options expire 30 days after termination or resignation. Forfeit unvested options if termination occurs prior to age 55; resignation on or after age 55 treated as retirement.
RSUs	Forfeit RSUs if retirement occurs prior to one year anniversary of date of grant; otherwise vest in one- third increments for each full year of service following date of grant.	Immediate vesting following termination in the event of a change in control.	Immediate vesting,
following death or
disability. Forfeit
RSUs if layoff occurs
prior to one year
anniversary of date of
grant; otherwise vest
in one-third
increments for each
full year of service
following date of
			grant.	Immediate vesting.	Forfeit unvested RSUs if termination occurs prior to age 55; termination on or after age 55 treated as retirement.
MICP [3]	Full year payment.	No provision.	No provision for death; practice is to prorate for death after 6/30. May prorate for disability or layoff after 6/30.	No provision.	Full year payment.

EXECUTIVE COMPENSATION

SUMMARY OF PAYMENT TRIGGERS
Plan	Retirement	Change In Control	Death/Disability/ Layoff	Divestiture [1]	Termination/ Resignation
DMICP [4]	Lump sum or installment payment in accordance with NEO elections.	Immediate lump sum payment.	Lump sum or installment payment in accordance with NEO elections, except lump sum only for layoff prior to age 55.	Follows termination provisions.	Lump sum if termination is prior to age 55; after age 55, lump sum or installment payment in accordance with NEO elections.
NQSSP [4]	Lump sum or installment payment in accordance with NEO elections.	Immediate lump sum payment.	Lump sum for death; for disability or layoff, lump sum or installment payment in accordance with NEO elections.	Lump sum or installment payment in accordance with NEO elections.	Lump sum or installment payment in accordance with NEO elections.
Executive Severance Plan	No payment.	No payment unless terminated.	No payment for
death or disability.
Payment of a lump
sum amount equal to
a multiple of salary,
MICP, and health
care continuation
coverage cost. The
multiple of salary
and MICP for the
CEO is 2.99; for all
other NEOs, it is
			1.0.	No payment.	No payment.

NOTES TO TABLE:

(1)        Divestiture is defined as a transaction which results in the transfer of control of a business operation to any person, corporation, association, partnership, joint venture, or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by us, one or more of our subsidiaries or by a combination thereof following the transaction.

(2)        See “Pension Benefits” table for present value of accumulated benefit.

(3)        See “Compensation Discussion & Analysis” for discussion of MICP payment calculation.

(4)        See “Aggregate Balance at Last FYE” column in “Nonqualified Deferred Compensation” table for amount payable.

EXECUTIVE COMPENSATION

The following table quantifies the payments under executive compensation plans as a result of a change in vesting provisions in stock options, RSUs, and LTIP awards and the lump sum payable under supplemental pension plans that would be made assuming a termination event occurred on December 31, 2008. Payments under other plans not set forth below do not change as a result of the termination event and quantification of those payments are found elsewhere in this proxy statement or are paid under plans available generally to salaried employees. In the table below, a zero indicates a forfeiture and a dash (—) indicates no provision covers the event or the NEO is ineligible for a payment.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Name		Retirement	Change In Control	Death/ Disability	Layoff	Divestiture	Termination/ Resignation [1]

		($)	($)	($)	($)	($)	($)
Robert J. Stevens	Pension SERP [2]	12,632,843	12,632,843	12,632,843	12,632,843	12,632,843	12,632,843
	LTIP [3]	16,489,006	13,427,806	16,489,006	16,489,006	16,489,006	16,489,006
	Options [4]	1,611,000	1,611,000	1,611,000	1,611,000	1,611,000	1,611,000
	RSUs [5]	3,153,000	16,185,400	16,185,400	910,867	5,086,840	3,153,000
	Executive Severance [6]	0	0	0	12,130,800	0	0

	TOTAL	33,885,849	43,857,049	46,918,249	43,774,516	35,819,689	33,885,849
Bruce L. Tanner	Pension SERP [2]	–	1,708,302	–	–	–	–
	LTIP [3]	–	200,010	626,454	626,454	626,454	–
	Options [4]	0	32,220	32,220	32,220	32,220	0
	RSUs [5]	0	475,052	475,052	133,127	475,052	0
	Executive Severance [6]	0	0	0	1,319,650	0	0

	TOTAL	0	2,415,584	1,133,726	2,111,451	1,133,726	0
Linda R. Gooden	Pension SERP [2]	4,897,848	4,897,848	4,897,848	4,897,848	4,897,848	4,897,848
	LTIP [3]	1,802,227	1,329,571	1,802,227	1,802,227	1,802,227	1,802,227
	Options [4]	96,660	96,660	96,660	96,660	96,660	96,660
	RSUs [5]	313,898	857,616	857,616	313,898	857,616	313,898
	Executive Severance [6]	0	0	0	1,077,250	0	0

	TOTAL	7,110,633	7,181,695	7,654,351	8,187,883	7,654,351	7,110,633
Ralph D. Heath	Pension SERP [2]	6,433,795	6,433,795	6,433,795	6,433,795	6,433,795	6,433,795
	LTIP [3]	2,594,963	2,102,519	2,594,963	2,594,963	2,594,963	2,594,963
	Options [4]	193,320	193,320	193,320	193,320	193,320	193,320
	RSUs [5]	410,590	1,055,204	1,055,204	410,590	1,055,204	410,590
	Executive Severance [6]	0	0	0	1,269,100	0	0

	TOTAL	9,632,668	9,784,838	10,277,282	10,901,768	10,277,282	9,632,668
Christopher E. Kubasik	Pension SERP [2]	–	1,374,508	–	–	–	–
	LTIP [3]	–	2,472,408	3,137,898	3,137,898	3,137,898	–
	Options [4]	0	193,320	193,320	193,320	193,320	0
	RSUs [5]	0	2,286,976	2,286,976	1,112,658	2,286,976	0
	Executive Severance [6]	0	0	0	1,655,900	0	0

	TOTAL	0	6,327,212	5,618,194	6,099,776	5,618,194	0

EXECUTIVE COMPENSATION

NOTES TO TABLE:

(1)        Resignation by executives who are eligible for retirement, for purposes of this table, is treated as retirement. Mr. Tanner and Mr. Kubasik were not eligible for retirement on December 31, 2008. Mr. Stevens, Ms. Gooden, and Mr. Heath were eligible for retirement on December 31, 2008.

(2)        The SERP lump sum value was calculated using plan assumptions and age of executive as of December 31, 2008. Payments under the SERP do not commence prior to age 55 except in the case of a change in control. Mr. Tanner and Mr. Kubasik had not attained age 55 by December 31, 2008, and would be eligible for an immediate lump sum for a December 31, 2008 termination only in the event of a change in control. The lump sum payable to each of them upon change in control has been reduced to reflect early payment. The SERP assumptions in effect for December 31, 2008 are: 5.75% discount rate and 1983 Group Annuity Mortality table. The Plan assumptions are different than the FAS assumptions used to calculate the accrued benefit reported in the “Pension Benefit” table. In the event of any other termination, Mr. Tanner and Mr. Kubasik’s accrued pension benefit would be payable at age 55.

(3)        For the LTIP performance cycles that were not completed at the end of 2008 (2007-2009, 2008-2010), in the event of a NEO’s retirement, layoff, death, disability, or divestiture during a performance cycle, there would be no immediate payout. Following the completion of the cycle and certification by the Compensation Committee of performance against the metrics in the award agreement, the NEO would receive a pro-rated amount (if any). The amounts shown in the table include payouts based on an estimate of our performance against the metrics in the award agreement prorated by .333 for the 2008-2010 LTIP and by .661 (.667 for Change in Control) for the 2007-2009 LTIP. The actual amount would not be paid until the conclusion of the three-year performance cycle (December 31, 2009 or 2010, as applicable) and could be more or less than the amount in the table, depending upon actual performance. For the portion of the 2005-2007 LTIP cycle that was mandatorily deferred into stock units as of December 31, 2007 at the completion of that performance cycle and the portion of the 2006-2008 LTIP that was subject to mandatory deferral as of December 31, 2008, a NEO would receive an immediate payment of the balances based upon on our stock price on December 31, 2008, in the event of retirement, layoff, death, disability, or divestiture. Mr. Kubasik is not eligible for retirement and so would not receive a pro-rated payment for the incomplete LTIP cycles (2007-2009, 2008-2010) or for the mandatorily deferred portions of the completed cycles (2005-2007, 2006-2008) if he terminated employment on December 31, 2008, other than on account of lay-off, death, disability, or divestiture. In the event of a change of control, the mandatorily deferred portion of the 2005-2007 LTIP and 2006-2008 LTIP would become immediately payable to the NEOs. With respect to 2007-2009 and 2008-2010 cycles, under a formula in the award agreements for a change in control, no payment would be made for the 2008-2010 cycle and an amount would be payable for the 2007-2009 cycle based upon our performance measured against the “external factor” used in the award agreement as of December 31, 2008.

(4)        The value attributable to the vesting of stock options was based upon the number of unvested stock options multiplied by the difference between the closing price for our stock on December 31, 2008 ($84.08) and the option exercise price. As of December 31, 2008, portions of stock option grants made in 2008, 2007, and 2006 were unvested. The option exercise prices of the January 2007 and January 2008 grants were more than the December 31, 2008, closing price for our stock and so no value is attributable to those stock option grants. See “Outstanding Equity Awards at Fiscal Year End” table for terms of option grants. For the three NEOs eligible to retire (Mr. Stevens, Ms. Gooden, and Mr. Heath), options are treated as nonforfeitable in the event of all terminations, even though in the event of a layoff, retirement, or divestiture, the options do not become exercisable until the vesting date in the award agreement. For death or disability, all options are immediately exercisable.

(5)        The value attributable to the vesting of RSUs was based upon the closing price of our stock on December 31, 2008 ($84.08). All 2008 RSUs would be forfeited for a layoff occurring on December 31, 2008. RSUs granted in 2007 vest on a prorated basis for a layoff occurring on December 31, 2008. Mr. Stevens’ 2006 RSU agreement does not contain vesting provisions for divestiture or layoff. RSUs have a double-trigger in the event of a change in control (termination following the change in control); the table assumes both elements of the double-trigger occurred.

(6)        The total amount projected for severance payments due to layoff are based on the plan approved by the Board in 2008. It includes payment for salary and target bonus equivalent to one year’s payment (2.99 years for Mr. Stevens) and estimated costs for benefits continuation for one year, outplacement services, and relocation assistance (if required under the plan terms).

PROPOSALS YOU MAY VOTE ON

ELECTION OF DIRECTORS

(Proposal 1 on Proxy Card)

There are 13 director-nominees for election to the Board this year, and their biographical information is provided below. Each director-nominee is currently serving as a director.

Director-nominees are expected to attend the Annual Meeting. All director-nominees nominated for election at the 2009 Annual Meeting attended the 2008 Annual Meeting. All director-nominees are elected to a one-year annual term that will end at the 2010 Annual Meeting. If any of the director-nominees are unable to stand for reelection at the 2009 Annual Meeting (an event which is not anticipated), the Board may reduce its size or designate a substitute. If a substitute is designated, proxy holders may vote for the substitute nominee or refrain from voting for any other director-nominee at their discretion. If any other matters come before the stockholders at the Annual Meeting, the persons holding the proxies will vote in their discretion the shares represented by proxy. Directors’ ages are as of the 2009 Annual Meeting.

Your Board unanimously recommends a vote FOR each of the director-nominees.

Director-Nominees

E. C. “Pete” Aldridge Jr. (Age 70)

Director since June 2003

Under Secretary of Defense (Acquisition, Technology, and Logistics) since May 2001 until his retirement in May 2003. President and Chief Executive Officer of The Aerospace Corporation from March 1992 to May 2001; President of the McDonnell Douglas Electronic Systems Company from December 1988 to March 1992; Secretary of the Air Force from June 1986 to December 1988; Under Secretary of the Air Force from 1981 to 1986; director of Alion Science and Technology Corporation and Global Crossing Limited.

Nolan D. Archibald (Age 65)

Director since April 2002

Chairman of the Board and Chief Executive Officer of The Black & Decker Corporation since 1986, President of The Black & Decker Corporation since 1985, and Chief Operating Officer of The Black & Decker Corporation from 1985 to 1986. Held various management positions at Beatrice Companies, Inc., from 1977 to 1985, including Senior Vice President and President of the Consumer & Commercial Products Group; director of Brunswick Corporation and Huntsman Corporation.

David B. Burritt (Age 53)

Director since April 2008

Vice President and Chief Financial Officer of Caterpillar Inc. since 2004; Corporate Controller and Chief Accounting Officer of Caterpillar from 2002 to 2004; various positions of increasing responsibility for Caterpillar in finance, tax, accounting, and international operations for Caterpillar from 1978 to 2002; and director of Factory Mutual Insurance Company (FM Global). The Board has determined that Mr. Burritt meets the SEC’s criteria of an “audit committee financial expert.”

James O. Ellis Jr. (Age 61)

Director since November 2004

President and Chief Executive Officer, Institute of Nuclear Power Operations since May 2005. Retired from active duty in July 2004. Admiral and Commander, United States Strategic Command, Offutt Air Force Base, Nebraska from October 2002 to July 2004; Commander in Chief, United States Strategic Command from November 2001 to September 2002; Commander in Chief, U.S. Naval Forces,

PROPOSALS YOU MAY VOTE ON

Europe and Commander in Chief, Allied Forces from October 1998 to September 2000; Deputy Chief of Naval Operations (Plans, Policy and Operations) from November 1996 to September 1998; director of Inmarsat plc. and Level 3 Communications, Inc.

Gwendolyn S. King (Age 68)

Director since March 1995

President of Podium Prose, a Washington, D.C. speaker’s bureau and speechwriting service, since 2000. Founding Partner, The Directors’ Council, a corporate board search firm, from October 2003 to June 2005; Senior Vice President of Corporate and Public Affairs of PECO Energy Company (formerly Philadelphia Electric Company) from October 1992 until her retirement in February 1998; Commissioner of the Social Security Administration from August 1989 to September 1992; director of Pharmacia from 1999 to 2003; director of Countrywide Financial Corporation from 2001 to 2004; director of Marsh & McLennan Companies, Inc. and Monsanto Company.

James M. Loy (Age 66)

Director since August 2005

Senior Counselor, The Cohen Group since 2005. Deputy Secretary of Homeland Security from 2003 to 2005; Administrator, Transportation Security Administration from 2002 to 2003; Commandant, U.S. Coast Guard from 1998 to 2002; Coast Guard Chief of Staff from 1996 to 1998; Commander of the Coast Guard’s Atlantic Area from 1994 to 1996; director of L-1 Identity Solutions, Inc. and Rivada Networks, LLC.

Douglas H. McCorkindale (Age 69)

Director since April 2001

Chairman of Gannett Co., Inc. (“Gannett”) from 2001 until his retirement in June 2006. Chief Executive Officer of Gannett from June 2000 to 2005, President of Gannett from 1997 to 2005, Vice Chairman of Gannett from 1984 to January 2001, Chief Financial Officer of Gannett from 1979 to 1997, Chief Administrative Officer of Gannett from 1985 to 1997; director of Continental Airlines, Inc. and a director or trustee of numerous Mutual Funds in the Prudential Group of Newark, NJ. The Board has determined that Mr. McCorkindale meets the SEC’s criteria of an “audit committee financial expert.”

Joseph W. Ralston (Age 65)

Director since April 2003

Vice Chairman of The Cohen Group, Washington, D.C. since March 2003. Retired from active duty in March 2003. Commander, U.S. European Command and Supreme Allied Commander Europe, NATO, Mons, Belgium from May 2000 to January 2003; Vice Chairman, Joint Chiefs of Staff, Washington, D.C. from March 1996 to April 2000; director of The Timken Company and URS Corporation.

Frank Savage (Age 70)

Director since March 1995

Chief Executive Officer of Savage Holdings LLC since August 2001. Chairman of Alliance Capital Management International, a division of Alliance Capital Management LP, an investment management company from 1993 to July 2001; Senior Vice President of The Equitable Life Assurance Society of the United States from 1987 to 1996; Chairman of the Board of Equitable Capital Management Corporation from 1992 to 1993, Vice Chairman of the Board of Equitable Capital Management Corporation from 1986 to 1992; Trustee Emeritus of Johns Hopkins University; former Chairman and Trustee Emeritus of the Board of Trustees of Howard University; director of Enron Corporation from 1999 to 2002; director of Alliance Capital Management L.P. from 1993 to 2004 and Qualcomm Inc. from 1996 to 2004; director of Bloomberg L.P.

PROPOSALS YOU MAY VOTE ON

James M. Schneider (Age 56)

Director since December 2005

Chairman, Horizon Bank, SSB since February 2007. Senior Vice President, Dell Inc. from 2000 to February 2007; Chief Financial Officer, Dell Inc. from 2000 to December 2006; Chief Information Officer on an interim basis from 1999 to 2000; Senior Vice President of Finance, MCI Communications Corp. from 1993 until joining Dell in 1996; Partner with Price Waterhouse from 1983 to 1993. Held various management positions with Price Waterhouse from 1974 to 1983; director of General Communication, Inc. and The Gap, Inc. The Board has determined that Mr. Schneider meets the SEC’s criteria of an “audit committee financial expert.”

Anne Stevens (Age 60)

Director since September 2002

Chairman, President and Chief Executive Officer of Carpenter Technology Corporation since November 2006. Executive Vice President, Ford Motor Company and Chief Operating Officer, The Americas, from November 2005 until her retirement in October 2006; Group Vice President, Canada, Mexico and South America, Ford Motor Company from October 2003 to October 2005, Vice President, North America Vehicle Operations of Ford Motor Company from August 2001 to October 2003, Vice President, North America Assembly Operations of Ford Motor Company from April 2001 to August 2001. Held various management positions at Ford Motor Company from 1990, including executive director in Vehicle Operations in North America. Held various engineering, manufacturing and marketing positions at Exxon Chemical Co. before joining Ford. Member of the National Academy of Engineering and Trustee of Drexel University.

Robert J. Stevens (Age 57)

Director since October 2000

Chairman of Lockheed Martin since April 2005, Chief Executive Officer of Lockheed Martin since August 2004, President of Lockheed Martin since October 2000, Chief Operating Officer of Lockheed Martin from October 2000 to August 2004, Executive Vice President and Chief Financial Officer of Lockheed Martin from October 1999 to March 2001, Vice President of Strategic Development of Lockheed Martin from November 1998 to October 1999; President and Chief Operating Officer of the former Lockheed Martin Energy and Environment Sector from January 1998 to June 1999; President of Lockheed Martin Air Traffic Management Division from June 1996 through January 1998; Executive Vice President and Senior Vice President and Chief Financial Officer of Air Traffic Management from December 1993 to May 1996; General Manager of Loral Systems Manufacturing Company from 1987 to 1993; director of Monsanto Company.

James R. Ukropina (Age 71)

Director since March 1995

Chief Executive Officer, Directions, LLC, since 2002; Partner of O’Melveny & Myers LLP from 1992 to 2000; member of the Board of Trustees of Stanford University from 1990 to 2000; director of Central Natural Resources, Inc., Internet Brands, Inc., Pacific Life Insurance Company, and Trust Company of the West.

Your Board unanimously recommends that you vote FOR the election of each of the director-nominees.

PROPOSALS YOU MAY VOTE ON

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS

(Proposal 2 on Proxy Card)

The Audit Committee (the “Committee”) has appointed Ernst & Young LLP, an independent registered public accounting firm, as the independent auditors to audit our books, records, and accounts for the year ending December 31, 2009. Ernst & Young LLP served as our independent public accountants in 2008. The services provided to the Corporation by Ernst & Young LLP for the last fiscal year are described under the caption “Fees Paid to Independent Auditors” below. Stockholder approval of the appointment is not required.

The Board believes that obtaining stockholder ratification of the appointment is a sound governance practice. If the stockholders do not vote on an advisory basis in favor of Ernst & Young LLP, the Committee will reconsider whether to hire the firm and may retain Ernst & Young LLP or hire another firm without resubmitting the matter for stockholders to approve. The Committee retains the discretion at any time to appoint a different independent auditor.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, available to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

Your Board unanimously recommends a vote FOR the ratification of appointment of Ernst & Young LLP as independent auditors in 2009.

Pre-Approval of Audit Services

The Committee pre-approves all audits, audit-related, tax, and other services performed by the independent auditor. The Committee pre-approves specific categories of services up to pre-established fee thresholds. Unless the type of service has been pre-approved, the Committee must approve that specific service before the independent auditor may perform it. In addition, separate approval is required if the amount of fees for any pre-approved category of service exceeds the fee thresholds established by the Committee. The Committee may delegate to one or more of its members pre-approval authority with respect to permitted services provided that the member must report any pre-approval decisions to the Committee at its next scheduled meeting.

Fees Paid to Independent Auditors

The following table presents the fees billed by Ernst & Young LLP, an independent registered public accounting firm, for audit, audit-related services, tax services, and all other services rendered for 2008 and 2007.

Ernst & Young Fees	2008 ($)	2007 ($)
Audit Fees [1]	16,800,000	16,300,000
Audit-Related Fees [2]	1,100,000	1,000,000
Tax Fees [3]	2,800,000	2,700,000
All Other Fees [4]	100,000	200,000

NOTES TO TABLE:

(1)        Audit fees principally include those for services related to the integrated annual audit of the consolidated financial statements, including the audit of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, statutory audits of foreign subsidiaries, SEC registration statements and other filings, and consultation on accounting matters.

PROPOSALS YOU MAY VOTE ON

(2)        Audit-related fees principally include those for services related to employee benefit plan audits and acquisitions and divestitures.

(3)        Tax fees principally include domestic tax advisory services related to state and local tax services, export sales, other tax matters, and tax compliance services for partnerships and foreign subsidiaries.

(4)        All other fees principally include those for government contracting services.

All fees were pre-approved in accordance with the Committee’s pre-approval policy. The Committee considered and concluded that the provision of those services by Ernst & Young LLP was compatible with the maintenance of the auditor’s independence in conducting its auditing functions.

PROPOSALS YOU MAY VOTE ON

MANAGEMENT PROPOSAL – TO AMEND THE CHARTER TO DELETE

THE 80% SUPERMAJORITY VOTE REQUIREMENT FOR AMENDMENT OF ARTICLE XIII

(Proposal 3 on Proxy Card)

We are proposing to amend our Charter to delete the requirement for a super-majority vote of at least 80% of the votes entitled to be cast at a meeting of stockholders to amend or repeal Article XIII. If approved, there will be no further supermajority vote provisions remaining in the Corporation’s Charter.

At last year’s annual meeting, stockholders representing 72.4% of the shares entitled to be cast voted in favor of deletion of Article XIII in its entirety, but the proposal failed to pass because it did not receive the required vote of at least 80% of the votes entitled to be cast.

The proposal being presented at the Annual Meeting would eliminate the 80% supermajority vote requirement to amend or repeal Article XIII, but would retain the other provisions of Article XIII. Article XIII contains provisions that:

•	Prohibit the payment of “greenmail” unless approved by the affirmative vote of a majority of the shares held by stockholders other than the recipient or its affiliates.

•

Require the affirmative vote of a majority of the shares held by persons who are unaffiliated with a 5% or greater stockholder of the Corporation to approve certain transactions involving the 5% or greater stockholder.

•	Entitle stockholders to cumulative voting with respect to the election of directors if any person owns 40% or more of the then-outstanding voting power, subject to certain exceptions.

•	Require a supermajority vote of at least 80% of the votes entitled to be cast at a meeting of stockholders to amend or repeal Article XIII.

The Board believes that it is in the best interests of the Corporation to eliminate the 80% supermajority vote requirement to amend or repeal Article XIII. This approach retains the protective aspects of Article XIII favored by some stockholders, but permits stockholders representing a majority of the shares to approve any amendment to or repeal of Article XIII. Although approval of this amendment might enable a stockholder who owned or controlled a majority of our outstanding shares to delete all or part of Article XIII in order to avoid the restrictions on certain transactions with that stockholder or its affiliates, the Board believes that existing protections afforded by the Maryland General Corporation Law and the benefits of the amendment, which include simplification of the voting provisions under the our Charter, outweigh this potential for abuse by a controlling stockholder.

This summary does not contain all the information that may be important to you. The complete text of Article XIII as reflected in the current Charter of the Corporation, along with the exact text proposed to be deleted, is contained in Appendix A to this Proxy Statement. You are urged to read Appendix A in its entirety, as the discussion in this summary of the proposed amendment is qualified in its entirety by reference to Appendix A.

The following paragraphs summarize the provisions of Article XIII which would be retained.

Prohibition on the Payment of Greenmail

Our Charter currently provides that any purchase by us of shares of Voting Stock (as defined in Article XIII) from any person who has been a beneficial owner for less than two years of 5% or more of outstanding shares of our Voting Stock, an “Interested Stockholder,” other than pursuant to an offer to holders of all the outstanding shares of the same class, at a price in excess of the market price of the stock, must first be approved by the affirmative vote of holders of a majority of outstanding shares of Voting Stock not owned by the Interested Stockholder. This anti-greenmail provision has been in our Charter since our inception and is designed to limit the ability of a party that

PROPOSALS YOU MAY VOTE ON

has acquired a significant portion of our stock from requiring the payment from our Board of a premium to the then current market value for such person’s shares in order for the person to terminate a takeover attempt. The provision also may have the effect of impeding a third party from initiating a takeover attempt that otherwise may have a positive effect for our stockholders.

Certain Transactions with Interested Stockholders

Our current Charter further provides that the affirmative vote of a majority of the shares held by persons who are unaffiliated with an Interested Stockholder is required to approve certain transactions involving the Interested Stockholder. Such transactions include:

•	A merger or consolidation with the Interested Stockholder.
•	The sale, lease, exchange, mortgage, pledge, transfer or other disposition of $10 million or more of our assets to or with the Interested Stockholder.
•	The issuance or transfer by us of equity securities with a fair market value of more than $10 million to the Interested Stockholder.
•	The adoption of any plan for the liquidation or dissolution of the Corporation proposed by the Interested Stockholder.
•	Any other transaction that has the effect of increasing the proportionate share of any class of equity or convertible securities owned by the Interested Stockholder.

Absent this provision, if a stockholder vote otherwise would be required to approve a transaction, the Interested Stockholder would be entitled to vote and have such vote included in the approval of the transaction. In addition, unless Maryland law requires the affirmative vote of a majority of the votes entitled to be cast for any particular transaction, the only vote required would be the affirmative vote of a “simple” majority of all votes cast on the proposed transaction (including any votes by the Interested Stockholder) involving the Interested Stockholder. The current provision in Article XIII therefore could require the vote of a greater percentage of shares held by persons unaffiliated with the Interested Stockholder and could have the effect of discouraging unsolicited offers to acquire the Corporation or the acquisition of a significant interest in the Corporation, and could have the effect of making the consummation of any such offer more difficult even if the offer otherwise was in the best interest of the Corporation.

Cumulative Voting for Directors

Under the current Charter, if any person other than the Corporation itself or certain of our affiliates beneficially own Voting Stock representing 40% or more of the votes entitled to be cast by all holders of outstanding Voting Stock, (i) our directors will be elected by cumulative voting, and (ii) one or more candidates may be nominated by certain disinterested directors or by any beneficial owner of Voting Stock with a market value of $250,000 or more. Cumulative voting provides each stockholder with one vote for each director being elected and permits each stockholder to cast any or all of their votes for one or more directors. This provision could make it more difficult for a person to effect an acquisition of control of the Corporation by increasing the number of shares of Voting Stock necessary to elect directors who would be able to effect control of our Board.

Vote Required

The proposal to amend Article XIII to delete the 80% vote requirement, itself, requires the affirmative vote of at least 80% of the votes entitled to be cast at the Annual Meeting. If the proposal is approved, any future amendment of Article XIII could be approved by a majority of the votes entitled to be cast at a stockholders’ meeting.

The Board unanimously recommends a vote FOR the proposal to amend ARTICLE XIII to delete the 80% supermajority vote requirement for amendment.

PROPOSALS YOU MAY VOTE ON

STOCKHOLDER PROPOSAL

By The Sisters of Mercy of the Americas, Regional Community

of Detroit Charitable Trust and Other Groups

(Proposal 4 on Proxy Card)

The Sisters of Mercy of the Americas, Regional Community of Detroit, 29000 Eleven Mile Road, Farmington Hills, Michigan 48336-1405; the Congregation of the Sisters of Charity of the Incarnate Word, P. O. Box 230969, 6510 Lawndale, Houston, TX 77223-0969; the Sisters of Saint Joseph, Mount. Saint Joseph Convent, 9701 Germantown Avenue, Philadelphia, PA 19118-2693; The Sisters of St. Francis of Philadelphia, Office of Corporate Social Responsibility, 609 South Convent Road, Aston, PA 19014-1207; The Sisters of Charity of Saint Elizabeth, P. O. Box 476, Convent Station, NJ 07961-0476; the Mercy Investment Program, 205 Avenue C, Apt. 10E, New York, NY 10009; the Sisters of St. Joseph of Nazareth, MI, Congregation of St. Joseph, 975 E. Gardenia Avenue, Madison Heights, MI 48071-3431; Catholic Health East, 3805 West Chester Pike, Suite 100, Newtown Square, PA 19073-2304; and the School Sisters of Notre Dame Cooperative Investment Fund, 345 Belden Hill Road, Wilton, CT 06897; each, as the owner of shares of common stock of the Corporation having a market value greater than $2,000, have notified the Corporation that they intend to present the following proposal at this year’s Annual Meeting:

WEAPONS in SPACE                     Lockheed Martin

WHEREAS:

In 2007, Lockheed Martin ranked 1 on the Department of Defense Top 100 list with contracts valued in excess of $28.7 billion of which at least $1.8 billion were NASA contracts. (Government Executive, 8/15/08)

On October 6, 2006, the White House Office of Science and Technology Policy rolled out the new National Space Policy–a document superseding the September 1996 directive.

The Policy is to “ensure that space capabilities are available in time to further U.S. national security, homeland security, and foreign policy objectives.” A fundamental goal is to “enable unhindered U.S. operations in and through space to defend our interests there.”

The Policy calls upon the Secretary of Defense to “develop capabilities, plans, and options to ensure freedom of action in space, and, if directed, deny such freedom of action to adversaries.” The United States was alone in voting against the [United Nations] resolution on prevention of an arms race in outer space... The PAROS resolution was adopted in March 2007 by a vote of 166 in favor, one against. (www.nti.org)

As a civil space guideline, the Policy calls upon NASA to “execute a sustained and affordable human and robotic program of space exploration and develop, acquire, and use civil space systems to advance fundamental scientific knowledge of our Earth system, solar system, and universe.”

Space has served as a sanctuary where, over the years, nations cooperate rather than confront one another. Satellites save lives and support our economy by predicting the weather, helping first responders provide emergency assistance, facilitating the delivery of humanitarian aid and by making cell phones, pagers and modem financial transactions possible. Satellites provide a platform for scientific research and expand our understanding of the universe.

RESOLVED: Shareholders request that, within six months of the annual meeting, the Board of Directors provide a comprehensive report on Lockheed Martin’s involvement in the space-based weapons program, at reasonable cost and omitting proprietary and classified information.

SUPPORTING STATEMENT

Resolution proponents believe outer space is the common heritage of all, to be used for peaceful purposes and the well-being of all peoples. We believe space-based weapons research and project development contributes to the

PROPOSALS YOU MAY VOTE ON

insecurity of governments worldwide and is leading to a new arms race. We suggest transparency in reporting our Company’s participation in research, development and promotion of weapons for space:

•	Current value of outstanding contracts to develop components for Space programs;
•	Amount of the company’s own money (versus government funding) spent on in-house research and development for the Space program, in comparison to non-military contracts in this business segment;
•	Sustainable environment consequences, which might include long-term environmental impact studies, water use, waste management or toxic releases and transfers;
•	Strategies for stability of employment, including descriptions of alternate production plans and funding sources;
•	Ethical and financial reasons for being involved in the Space program.

We urge support for this reasonable request.

Your Board unanimously recommends a vote AGAINST this proposal.

Lockheed Martin is involved in a wide range of programs for the United States Government and its allies that are designed to preserve and enhance security. These programs relate to complex space technologies, including the design and manufacture of satellites, integration of complex space systems, operation of space-based networks, and processing of data transmitted from space. Our work is performed for a variety of government agencies, including the U.S. Missile Defense Agency and the Air Force. We conduct research and development activities in support of these programs under customer-funded contracts and with our own independent research and development funds. Lockheed Martin participates in space-based defense programs in conformance with applicable regulations, licenses, and permits, augmented by internal compliance programs and government oversight.

We intend to continue to perform work in support of the national security interests of the U.S. and its allies, while assuring that appropriate measures are taken to protect the environment and the stability of our workforce. Our Annual Report on Form 10-K and quarterly reports on Form 10-Q provide information concerning our military and defense-related programs, including space-based defense programs. Unclassified and non-proprietary information on these programs is easily obtainable through public sources, including our web site (www.lockheedmartin.com). The information requested in the proposed report would not add substantially to that already available to stockholders, and we see little value in justifying our continued national security role.

Your Board unanimously recommends that you vote AGAINST Proposal 4.

STOCKHOLDER PROPOSAL

By The City of Philadelphia Public Employees Retirement System

and the Miami Fire Fighters’ Relief and Pension Fund

(Proposal 5 on Proxy Card)

The City of Philadelphia Public Employees Retirement System, Sixteenth Floor, Two Penn Center Plaza, Philadelphia, PA 19102-1721 and the Miami Fire Fighters’ Relief and Pension Fund, 2980 N.W. South River Drive, Miami, FL 33125-1146, each, as the owner of shares of common stock of the Corporation having a market value greater than $2,000, have notified the Corporation that they intend to present the following proposal at this year’s Annual Meeting:

RESOLVED: The shareholders of Lockheed Martin Corporation (the “Company”) urge the board of directors to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that would obligate the Company to make payments, grants, or awards following the death of a senior executive in the form of salary, bonuses, accelerated vesting of awards or other benefits, or the continuation of unvested equity grants, perquisites and other payments or benefits in lieu of compensation. This policy would not affect compensation that the executive earns and chooses to defer during his or her lifetime.

PROPOSALS YOU MAY VOTE ON

SUPPORTING STATEMENT

We support a compensation philosophy that motivates and retains talented executives and ties their pay to the long-term performance of the Company. We believe that such an approach is needed to align the interests of executives with those of shareholders.

“Golden coffin” agreements, however, provide payment without performance, after an executive is dead. Companies claim that these agreements are designed to retain executives. In our opinion, death defeats this argument. “If the executive is dead, you’re certainly not retaining them,” said Steven Hall, a compensation consultant.” (“Companies Promise CEOs Lavish Posthumous Payouts,” The Wall Street Journal, June 10, 2008.)

Senior executives have ample opportunities to provide for their estate by contributing to a pension fund, purchasing life insurance, voluntarily deferring compensation, or through other estate planning strategies. Often, these services are provided by or subsidized by the company even though, in our opinion, the senior executives could afford to pay for these benefits themselves out of their other compensation. We see no reason to saddle shareholders with payments made without receiving any services in return. Peter Gleason, chief financial officer of the National Association of Corporate Directors, calls “golden coffin” arrangements a “bad idea.” (“Making Peace Between Boards and Investors,” Financial Week, June 16, 2008.)

The “Golden Coffin” problem is illustrated at the Company by its 2008 proxy statement. According to page 43, the Chairman/CEO received total compensation of $30,939.233. The Company disclosed on pages 37 and 45 that included in that total compensation was $1,040,000 as a post-retirement death benefit lump sum amount that was paid on March 14, 2008 when the Chairman/CEO was still alive and working at the Company. The reason for the payment was the Company’s decision to terminate its Post-Retirement Death Benefit Plan for Elected Officers. Page 41 also states that in the event of death or disability, all outstanding options will vest immediately and expire ten years after the date of grant.

Consequently, we request that the Company adopt a policy of providing shareholders with a vote on agreements that would provide payments or awards after a senior executive’s death and are unrelated to services rendered to the Company. We believe this may induce restraint when parties negotiate such agreements.

Prior shareholder approval may not always be practical to obtain, and this proposal provides the flexibility to seek approval or ratification after the material terms are agreed upon.

Your Board unanimously recommends a vote AGAINST this proposal.

We join the proponents of this proposal in supporting “a compensation philosophy that motivates and retains talented executives and ties their pay to the long-term performance of the Company.” At Lockheed Martin, we believe that our compensation program achieves those goals. Our executive compensation programs align the interests of our executives with those of our stockholders by providing incentives for improved long-term performance. We are an industry leader, having eliminated executive officer perquisites such as post-employment benefits paid upon the death of an executive officer, country club membership dues, financial planning and tax preparation services.

Under our current compensation structure, the only benefits an executive officer is entitled to receive upon his death are payments previously earned but unpaid (e.g., those payable under deferred compensation or retirement savings plans), a prorated portion of long-term incentive awards payable at the end of the performance cycle and, in some circumstances, the accelerated vesting of equity and incentive awards previously awarded while actively employed. We believe that denying these benefits to an executive’s family or estate is unfair and lacks compassion.

In 2007, we terminated the Lockheed Martin Corporation Post-Retirement Death Benefit Plan for Elected Officers, which provided for certain payments upon the death of participants in that plan. During 2008, potential benefits under the plan were liquidated, and the present values of those benefits were paid out to plan participants. As a result of these actions, so-called “golden coffin” benefits have been effectively discontinued for all current and future executive officers of Lockheed Martin. We believe that this proposal is unnecessary.

Your Board unanimously recommends that you vote AGAINST Proposal 5.

PROPOSALS YOU MAY VOTE ON

STOCKHOLDER PROPOSAL

By John Chevedden

(Proposal 6 on Proxy Card)

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, the owner of shares of common stock of the Corporation having a market value greater than $2,000, has notified the Corporation that he intends to present the following proposal at this year’s Annual Meeting:

6 – Shareholder Say on Executive Pay

RESOLVED, that shareholders request our board of directors to adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers set forth in the proxy statement’s Summary Compensation Table and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any named executive officers.

Statement of John Chevedden

“There should be no doubt that executive compensation lies at the root of the current financial crisis,” wrote Paul Hodgson, a senior research associate with The Corporate Library (TCL) http://www.thecorporatelibrary.com, an independent research firm. “There is a direct link between the behaviors that led to this financial collapse and the short-term compensation programs so common in financial services companies that rewarded short-term gains and short-term stock price increases with extremely generous pay levels.”

The merits of this Shareholder Say on Executive Pay proposal should also be considered in the context of the need for improvements in our company’s corporate governance and in individual director performance. In 2008 the following governance and performance issues were identified:

•	The Corporate Library (TCL) www.thecorporatelibrary.com, independent investment research firm rated our company:

“F” in Corporate Governance.

“High Governance Risk Assessment.”

“Very High Concern” on Board Composition.

“Very High Concern” in Executive Pay – $30 million for Robert Stevens plus tax gross-ups.

•	80% of our executive pay committee members were former CEOs.
•	We did not have an Independent Chairman or a Lead Director – Independent oversight concern.
•	There were 3 potentially conflicted directors according to The Corporate Library (TCL):

Joseph Ralston

James Loy

James Schneider

•	Our directors held 5 board seats on boards rated “D” or “F” by TCL:

Robert Stevens Gwendolyn King Gwendolyn King Joseph Ralston James Schneider	Monsanto (MON) Monsanto (MON) Countrywide (CFC) F-rated Timken (TKR) General Communication (GNCMA)
•

Plus Gwendolyn King was designated a “Problem Director” by TCL due to her Marsh & McLennan board tenure when Marsh was sued by the State Attorney General for alleged bid rigging, price fixing, and kickbacks.

•	Plus Gwendolyn King ironically chaired our ethics committee.
•	Frank Savage was another “Problem Director” due to his tenure during Enron’s collapse.
•	Nolan Archibald received a dismal 26% in withheld votes.

PROPOSALS YOU MAY VOTE ON

Additionally:

•	We had no shareholder right to:
Cumulative voting.
Act by written consent.
•	Two directors were designated “Accelerated Vesting” directors by TCL due to involvement with speeding up stock option vesting in order to avoid recognizing the related cost:

Douglas McCorkindale

James Schneider

The above concerns shows there is need for improvement. I urge our board to respond positively to this proposal:

Shareholder Say on Executive Pay –

Yes on 6

Your Board unanimously recommends a vote AGAINST this proposal.

At Lockheed Martin, we regularly seek, and listen to, the views of our stockholders. Stockholder input at this company, both formal and informal, is the rule, not the exception. Stockholders have the opportunity to express their views and vote on the adoption of our equity incentive and other performance-based plans. Less formally, our stockholders have ample opportunity to communicate with us.

We produce an easy-to-read Compensation Discussion and Analysis in our annual proxy statement. We work hard to describe in plain language our entire compensation program and the specific pay decisions made by the independent members of our Board. Our stockholders are equipped to communicate their views to us, and we welcome those views. In short, we do not believe that a “say on pay” vote adds to our relationship with our owners and their ability to be heard on the compensation decisions we make.

We also believe that this proposal could put Lockheed Martin at a competitive disadvantage and negatively affect stockholder value. Human capital is our most important asset. This proposal could lead to a perception that compensation opportunities at Lockheed Martin may be negatively affected by this practice, particularly when compared to opportunities at other companies that have not adopted this practice.

Your Board unanimously recommends that you vote AGAINST Proposal 6.

APPENDIX A

MANAGEMENT PROPOSAL – TO AMEND THE CHARTER TO DELETE

THE 80% SUPERMAJORITY VOTE REQUIREMENT FOR AMENDMENT OF ARTICLE XIII

Set forth below is the text of ARTICLE XIII of the Charter of the Corporation. Proposal 3 submitted for the consideration of stockholders by the Corporation would amend ARTICLE XIII to delete Section 6—the 80% supermajority vote requirement for amendment.

ARTICLE XIII

Approval of Certain Transactions and Other Matters

SECTION 1. Any purchase by the Corporation of shares of Voting Stock (as hereinafter defined) from an Interested Stockholder (as hereinafter defined) who has beneficially owned such securities for less than two years prior to the date of such purchase or any agreement in respect thereof, other than pursuant to an offer to the holders of all of the outstanding shares of the same class as those so purchased, at a per share price in excess of the Market Price (as hereinafter defined), at the time of such purchase, of the shares so purchased, shall require the affirmative vote of the holders of a majority of the voting power of the Voting Stock not beneficially owned by the Interested Stockholder, voting together as a single class.

SECTION 2. In addition to any affirmative vote required by law or the Charter:

Clause 1. Any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder;

Clause 2. Any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $10,000,000 or more;

Clause 3. The issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any equity securities of the Corporation or any Subsidiary having an aggregate Fair Market Value of $10,000,000 or more to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities, or other property (or combination thereof);

Clause 4. The adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

Clause 5. Any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries, or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder; shall require the affirmative vote of the holders of a majority of the voting power of the Voting Stock not beneficially owned by any Interested Stockholder, voting together as a single class; provided, however, that no such vote shall be required for (i) the purchase by the Corporation of shares of Voting Stock from an Interested Stockholder unless such vote is required by Section 1 of this Article XIII, (ii) any transaction approved by a majority of the Disinterested Directors (as hereinafter defined), or (iii) any transaction with an Interested Stockholder who has beneficially owned his shares of Voting Stock for two years or more.

SECTION 3.

Clause 1. In the event that there shall exist a Substantial Stockholder (as hereinafter defined) of the Corporation and such existence shall be known or made known to the Corporation in advance of a meeting of stockholders at which directors will be elected, each holder of Voting Stock shall be entitled, in connection with any vote taken for such election of directors, to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) such stockholder would be entitled to cast for the election of directors with respect to such stockholder’s shares of Voting Stock multiplied by the number of directors to be elected, and such stockholder may cast all of such votes for a single director or may distribute them among the number of directors to be voted for, or for any two or more of them as such stockholder may see fit.

Clause 2. In connection with any election of directors in which stockholders are entitled to cumulative voting, one or more candidates may be nominated by a majority of the Disinterested Directors or by any person who is the beneficial owner of shares of Voting Stock having an aggregate Market Price of $250,000 or more.

Clause 3. The Corporation’s proxy statement and other communications with respect to such an election shall contain on an equal basis and at the expense of the Corporation, descriptions and other statements of or with respect to all nominees for election which qualify under the procedures set forth in this Section 3.

SECTION 4. For the purpose of this Article XIII:

Clause 1. A “person” shall mean any individual, firm, corporation, partnership, or other entity.

Clause 2. “Voting Stock” shall mean all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares.

Clause 3. “Interested Stockholder” shall mean any person (other than the Corporation or any Subsidiary or any employee benefit plan maintained by the Corporation or any Subsidiary) who or which:

(a) is the beneficial owner, directly or indirectly, of 5% or more of the voting power of the outstanding Voting Stock;

(b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date as of which a determination is being made was the beneficial owner, directly or indirectly, of 5% or more of the voting power of the then outstanding Voting Stock; or

(c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date as of which a determination is being made beneficially owned by any person described in Clauses 3(a) or 3(b) of this Section 4 if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

Clause 4. The term “Substantial Stockholder” shall mean any person (other than the Corporation or any Subsidiary or any employee benefit plan maintained by the Corporation or any Subsidiary) who or which is the beneficial owner of Voting Stock representing 40% or more of the votes entitled to be cast by the holders of all the outstanding shares of Voting Stock.

Clause 5. A person shall be a “beneficial owner” of any Voting Stock:

(a) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly;

(b) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement, or understanding; or

(c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of any shares of Voting Stock.

Clause 6.

(a) For the purposes of determining whether a person is an Interested Stockholder pursuant to Clause 3 of this Section 4 or a Substantial Stockholder pursuant to Clause 4 of this Section 4, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Clause 5 of this Section 4, but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(b) Notwithstanding anything to the contrary in Clause 3 or Clause 4 of this Section 4, none of the Subsidiaries of the Corporation, shall be an “Interested Stockholder” or a “Substantial Stockholder”.

Clause 7. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

Clause 8. “Subsidiary” shall mean any corporation of which a majority of the voting stock thereof entitled to vote generally in the election of directors is owned, directly or indirectly, by the Corporation (or another corporation, if so indicated).

Clause 9. “Market Price” shall mean: the last closing sale price immediately preceding the time in question of a share of the stock in question on the Composite Tape for New York Stock Exchange — Listed Stocks, or if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, Inc., or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or if such stock is not listed on any such exchange, the last closing bid quotation with respect to a share of such stock immediately preceding the time in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use (or any other system of reporting or ascertaining quotations then available), or if such stock is not so quoted, the Fair Market Value at the time in question of a share of such stock as determined by the Board of Directors in good faith.

Clause 10. “Fair Market Value” shall mean:

(a) in the case of stock, the Market Price, and

(b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board of Directors in good faith.

Clause 11. “Disinterested Director” shall mean any member of the Board of Directors of the Corporation who is unaffiliated with an Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is unaffiliated with an Interested Stockholder as is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.

SECTION 5. A majority of the Disinterested Directors shall have the power and duty to determine for the purposes of this Article XIII, on the basis of information known to them after reasonable inquiry, whether (i) a person is an Interested Stockholder, (ii) a person is a Substantial Stockholder, or (iii) a transaction or series of transactions constitutes one of the transactions described in Section 2 of this Article XIII.

[The following Section 6 would be deleted in its entirety if the proposal is approved by stockholders.]

SECTION 6. Notwithstanding any other provisions of the Charter (and notwithstanding the fact that a lesser percentage may be specified by law, the Charter, or the Bylaws of the Corporation), the affirmative vote of the holders of at least 80% of the votes entitled to be cast by holders of outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article XIII.

APPENDIX B

DIRECTIONS TO ANNUAL MEETING LOCATION

Doubletree Hotel Philadelphia

237 South Broad Street

Philadelphia, PA 19107

Telephone: 215-893-1600

From Philadelphia International Airport:

Take I-95 North to Exit 17 (PA-611 North/ Broad Street Exit). Continue North on Broad Street for approximately three miles. The hotel is located on the right side, one block past Spruce Street at the corner of Broad and Locust Streets.

From Baltimore, Washington and Points South:

Take I-95 North past the Philadelphia International Airport following the signs to the Broad Street exit. Take Broad Street North and follow Broad Street for about three miles. The hotel is on the corner of Broad and Locust Streets.

From New York, New Jersey and points Northeast (via NJ Turnpike):

Take NJ Turnpike South to Exit 4 (Philadelphia/Camden Exit). Take 73 North to 38 West. Follow signs to the Benjamin Franklin Bridge. Once over the bridge follow signs for 676 West, take 676 West to the Broad Street/ Central Philadelphia Exit onto 15th Street heading South. Take 15th Street (approximately seven blocks) and make a left turn onto Locust Street. Take Locust one block to Broad Street. The hotel is located at the corner of Broad and Locust Streets.

Harrisburg, Hershey and points West. Take Pennsylvania Turnpike East to Exit 24 (Valley Forge). Take 76 East following signs to Central Philadelphia. Take Vine Street (I-676) to Broad Street exit and make a right onto 15th Street. Follow 15th Street to Locust and make a left onto Locust. Go one block to Broad Street and the hotel is on the corner.

B-1

LOCKHEED MARTIN

Admission Ticket

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

000004

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C123456789

000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

PROXY VOTING DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxy votes submitted by Internet or telephone must be received by 1:00 a.m., Eastern Daylight Time on April 23, 2009 (unless otherwise instructed by plan Trustee).

Vote by Internet

Log on to the Internet and go to

www.investorvote.com

Follow the steps outlined on the secure website.

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Or dial 1-781-575-2300 from outside the U.S.

Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card 123456 C0123456789 12345

IF YOU HAVE NOT VOTED BY THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors (see below): The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:

For

Against

Abstain

01 - E. C. “Pete” Aldridge Jr.

02 - Nolan D. Archibald

03 - David B. Burritt

04 - James O. Ellis Jr.

05 - Gwendolyn S. King

For

Against

Abstain

06 - James M. Loy

07 - Douglas H. McCorkindale

08 - Joseph W. Ralston

09 - Frank Savage

For

Against

Abstain

10 - James M. Schneider

11 - Anne Stevens

12 - Robert J. Stevens

13 - James R. Ukropina

B Proposals: The Board of Directors recommends a vote FOR Proposals 2 and 3.

For

Against

Abstain

2. Ratification of Appointment of Ernst & Young LLP as Independent Auditors

3. Management Proposal - To Amend the Charter to Delete the 80% Supermajority Vote Required to Amend Article XIII

The Board of Directors recommends a vote AGAINST Proposals 4, 5, 6 and 7.

For

Against

Abstain

4. Stockholder Proposal

Report on Space-Based Weapons Program

5. Stockholder Proposal

Policy on Payments to Executives After Death

6. Stockholder Proposal

Policy on Internal Pay Equity

7. Stockholder Proposal

Advisory Vote on Executive Compensation

C Authorized Signatures — Date and Sign Below.

This section must be completed for your vote to be counted. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 0 2 0 2 7 6 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

002CS40022 00ZK4H

LOCKHEED MARTIN

ADMISSION TICKET

(Please bring this ticket and a form of valid photo identification with you to the registration desk if you are attending the Annual Meeting).

Annual Meeting of Stockholders

Thursday, April 23, 2009, 10:30 a.m. (Eastern Daylight Time)

Doubletree Hotel Philadelphia 237 South Broad Street Philadelphia, Pennsylvania 19107

IF YOU HAVE NOT VOTED BY THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

LOCKHEED MARTIN CORPORATION

Proxy Card For 2009 Annual Meeting of Stockholders

The undersigned hereby appoints Nolan D. Archibald, Douglas H. McCorkindale, and James R. Ukropina, each of them proxies (“Proxies”) of the undersigned with respect to common stock of Lockheed Martin Corporation (the “Corporation”) owned by the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held at 10:30 a.m., Eastern Daylight Time, on April 23, 2009, at the Doubletree Hotel Philadelphia, 237 South Broad Street, Philadelphia, Pennsylvania 19107, and at any adjournments or postponements thereof. The Proxies shall vote subject to the instructions indicated on the reverse side of this card, and are authorized to vote in their discretion on other business as may properly come before the meeting and any adjournments or postponements. The Proxies will vote as the Board of Directors recommends where a choice is not specified.

If the undersigned is a participant in a 401(k) or other profit sharing plan(s) with a Lockheed Martin stock account for which State Street Bank and Trust Company is not a Trustee, the undersigned hereby instructs the Trustee of the plan(s) to vote such shares of stock in accordance with the instructions on the reverse side of this card. Plan shares must be voted no later than 11:59 p.m. Eastern Daylight Time on April 20, 2009.

Please mark, date and sign this card on the reverse side and return it promptly in the enclosed envelope. To vote by telephone or Internet, see the instructions on the reverse side. This proxy is solicited on behalf of the Corporation’s Board of Directors.

To vote in accordance with the Board of Directors’ recommendations, please sign and date on the reverse side; no boxes need to be checked.

D Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.

LOCKHEED MARTIN

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors (see below): The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:

For

Against

Abstain

01 - E. C. “Pete” Aldridge Jr.

02 - Nolan D. Archibald

03 - David B. Burritt

04 - James O. Ellis Jr.

05 - Gwendolyn S. King

For

Against

Abstain

06 - James M. Loy

07 - Douglas H. McCorkindale

08 - Joseph W. Ralston

09 - Frank Savage

For

Against

Abstain

10 - James M. Schneider

11 - Anne Stevens

12 - Robert J. Stevens

13 - James R. Ukropina

B Proposals: The Board of Directors recommends a vote FOR Proposals 2 and 3.

For

Against

Abstain

2. Ratification of Appointment of Ernst & Young LLP as Independent Auditors

3. Management Proposal - To Amend the Charter to Delete the 80% Supermajority Vote Required to Amend Article XIII

The Board of Directors recommends a vote AGAINST Proposals 4, 5, 6 and 7.

For

Against

Abstain

4. Stockholder Proposal

Report on Space-Based Weapons Program

5. Stockholder Proposal

Policy on Payments to Executives After Death

6. Stockholder Proposal

Policy on Internal Pay Equity

7. Stockholder Proposal

Advisory Vote on Executive Compensation

C Authorized Signatures — Date and Sign Below.

This section must be completed for your vote to be counted. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X 0 2 0 2 7 6 2

<STOCK#> 00ZK5G

Lockheed Martin

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

LOCKHEED MARTIN CORPORATION

Proxy Card For 2009 Annual Meeting of Stockholders

The undersigned hereby appoints Nolan D. Archibald, Douglas H. McCorkindale, and James R. Ukropina, each of them proxies (“Proxies”) of the undersigned with respect to common stock of Lockheed Martin Corporation (the “Corporation”) owned by the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held at 10:30 a.m., Eastern Daylight Time, on April 23, 2009, at the Doubletree Hotel Philadelphia, 237 South Broad Street, Philadelphia, Pennsylvania 19107, and at any adjournments or postponements thereof. The Proxies shall vote subject to the instructions indicated on the reverse side of this card, and are authorized to vote in their discretion on other business as may properly come before the meeting and any adjournments or postponements. The Proxies will vote as the Board of Directors recommends where a choice is not specified.

Please mark, date and sign this card on the reverse side and return it promptly in the enclosed envelope. This proxy is solicited on behalf of the Corporation’s Board of Directors.

LOCKHEED MARTIN

Admission Ticket

C123456789

000004

000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

XXXXXXXXXXXXXX

Electronic Voting Directions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your voting directions, you may choose one of the two voting methods outlined below to provide your voting directions.

PROXY VOTING DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Voting directions submitted by Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on April 20, 2009 for participants in one of the Corporation’s 401(k) or other profit sharing plans, with Lockheed Martin common stock allocated to his or her account(s).

Vote by Internet

Log on to the Internet and go to www.investorvote.com

Follow the steps outlined on the secure website.

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Or dial 1-781-575-2300 from outside the U.S.

Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Voting Direction Card 123456 C0123456789 12345

IF YOU HAVE NOT PROVIDED VOTING DIRECTIONS BY INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors (see below): The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:

For

Against

Abstain

01 - E. C. “Pete” Aldridge Jr.

02 - Nolan D. Archibald

03 - David B. Burritt

04 - James O. Ellis Jr.

05 - Gwendolyn S. King

For

Against

Abstain

06 - James M. Loy

07 - Douglas H. McCorkindale

08 - Joseph W. Ralston

09 - Frank Savage

For

Against

Abstain

10 - James M. Schneider

11 - Anne Stevens

12 - Robert J. Stevens

13 - James R. Ukropina

B Proposals: The Board of Directors recommends a vote FOR Proposals 2 and 3.

For

Against

Abstain

2. Ratification of Appointment of Ernst & Young LLP as Independent Auditors

3. Management Proposal - To Amend the Charter to Delete the 80% Supermajority Vote Required to Amend Article XIII

The Board of Directors recommends a vote AGAINST Proposals 4, 5, 6 and 7.

For

Against

Abstain

4. Stockholder Proposal

Report on Space-Based Weapons Program

5. Stockholder Proposal

Policy on Payments to Executives After Death

6. Stockholder Proposal

Policy on Internal Pay Equity

7. Stockholder Proposal

Advisory Vote on Executive Compensation

C Authorized Signatures — Date and Sign Below.

This section must be completed for your vote to be counted. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 0 2 0 2 7 6 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 00ZK6G

ADMISSION TICKET

(Please bring this ticket and a form of valid photo identification with you to the registration desk if you are attending the Annual Meeting).

Annual Meeting of Stockholders

Thursday, April 23, 2009, 10:30 a.m. (Eastern Daylight Time) Doubletree Hotel Philadelphia 237 South Broad Street Philadelphia, Pennsylvania 19107

IMPORTANT NOTICE TO PARTICIPANTS WITH LOCKHEED MARTIN CORPORATION COMMON STOCK ALLOCATED TO THEIR ACCOUNTS IN CERTAIN COMPANY SPONSORED SAVINGS PLANS

Dear Plan Participant:

State Street Bank and Trust Company (“State Street”) is the Trustee with respect to the Lockheed Martin Corporation common stock held in the following plans: Lockheed Martin Corporation Salaried Savings Plan Lockheed Martin Corporation Hourly Employee Savings Plan Plus Lockheed Martin Corporation Capital Accumulation Plan Lockheed Martin Corporation Capital Accumulation Plan for Hourly Employees Lockheed Martin Corporation Operations Support Savings Plan Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees Lockheed Martin Corporation Basic Benefit Plan for Hourly Employees This voting direction card is used for the purpose of providing confidential voting directions to State Street with respect to the shares held in the plans listed above. All matters to be voted upon at the Annual Meeting of Stockholders are extremely important and are described in the proxy materials.

Sincerely,

State Street Bank and Trust Company, Trustee

IF YOU HAVE NOT PROVIDED VOTING DIRECTIONS BY INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

LOCKHEED MARTIN CORPORATION

Proxy Voting Direction Card For 2009 Annual Meeting of Stockholders

State Street Bank and Trust Company, as Trustee of the plans listed above, is directed to vote the shares of Lockheed Martin Corporation (the “Corporation”) common stock allocated to my account(s) in one or more of the plans listed above, at the Annual Meeting of Stockholders (“Annual Meeting”) of the Corporation to be held on April 23, 2009 with respect to the election of directors and the proposals. State Street will vote subject to the directions indicated on the reverse side of this card, and is authorized to vote in its discretion on other business as may properly come before the meeting and any adjournments or postponements. State Street will vote signed cards that are returned in accordance with recommendations of the Board of Directors where voting directions are not specified. If no voting direction is received or if this proxy voting direction card is returned and unsigned, the shares allocated to my account(s) will be voted by State Street in proportion to those shares allocated to accounts of participants for which timely directions were received, unless contrary to ERISA. Plan Participants are requested to mark, date and sign this card on the reverse side and return it promptly in the enclosed envelope. To vote by telephone or Internet, see instructions on the reverse side. This proxy is solicited on behalf of the Corporation’s Board of Directors.

D Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.

From: “Corporate Communications” mailbox

Sent: Friday, March 13, 2009

To: Lockheed Martin Savings Plan Participants

Subject: Annual Meeting Proxy Materials Coming Soon

Lillian M. Trippett

Vice President, Corporate Secretary and Associate General Counsel

Important Notice About Proxy Materials for the Annual Meeting of Stockholders

Eligible Lockheed Martin savings plan participants will be given Internet access to the materials for our 2009 Annual Meeting of Stockholders including the Annual Report and Proxy Statement (“Proxy Materials”). You will be able to vote your shares through secure and confidential Internet or telephone voting facilities provided by Computershare Trust Company, N.A., our independent registrar and transfer agent.

In a few days, you will receive an email from Computershare (communications@computershare.com). The email will include your confidential voter authentication number and direct links to the Proxy Materials and a secure, confidential Internet voting site. A telephone number will be provided if you prefer confidential voting by telephone.

You may request a hard copy of the Proxy Materials until 3:00 p.m. Eastern Daylight Time on April 13, 2009, by calling a toll-free number at (877) 223-3863 or (267) 468-0767, if outside the U.S.

Your vote is very important! Please watch for your email from Computershare and vote promptly after you review the Proxy Materials.

March 2009

Lockheed Martin Corporation

Annual Meeting of Stockholders

April 23, 2009 at 10:30 a.m. (Eastern Daylight Time)

Doubletree Hotel Philadelphia

237 South Broad Street

Philadelphia, Pennsylvania 19107

Proxy Login Details:

Control Number:

Holder Account Number:

Proxy Access Number:

To:	Lockheed Martin Corporation Savings Plan Participants as of March 2, 2009

Subject:	Availability of Lockheed Martin Corporation Proxy Materials for 2009 Annual Meeting of Stockholders

Lockheed Martin Corporation’s Annual Report and Proxy Statement (“Proxy Materials”) are available at www.investorvote.com. You may vote your shares for the Annual Meeting of Stockholders at this site. To view the Proxy Materials and cast your vote, enter the Proxy Login Details above and follow the on-screen instructions.

To vote by telephone:

•	Dial (800) 652-8683 within the U.S., Canada and Puerto Rico

•	Dial (781) 575-2300 from outside the U.S.

•	Use Proxy Login Details above for voting identification purposes

To obtain a hard copy of Proxy Materials:

•	Dial (877) 223-3863 within the U.S.

•	Dial (267) 468-0767 from outside the U.S.

•	Requests must be received by 3:00 p.m., Eastern Daylight Time, on April 13, 2009

Voting deadline:

•	11:59 p.m., Eastern Daylight Time, on Monday, April 20, 2009.

Thank you for submitting your very important vote.

Computershare Trust Company, N.A.

Independent Registrar and Transfer Agent for Lockheed Martin Corporation

Lockheed Martin Corporation

Annual Meeting of Stockholders

April 23, 2009 at 10:30 a.m. Eastern Daylight Time

Doubletree Hotel Philadelphia

237 South Broad Street

Philadelphia, Pennsylvania 19107

Proxy Login Details:

Control Number:

Holder Account Number:

Proxy Access Number:

To:	Lockheed Martin Corporation Savings Plan Participants as of March 2, 2009

Subject:	Reminder Notice – Please Vote Your Lockheed Martin Corporation Proxy Today

Lockheed Martin Corporation’s Annual Report and Proxy Statement (“Proxy Materials”) are available at www.investorvote.com. You may vote your shares for the Annual Meeting of Stockholders at this site. To view the Proxy Materials and cast your vote, enter the Proxy Login Details above and follow the on-screen instructions. If you have previously submitted your vote, no further action is required.

To vote by telephone:

•	Dial (800) 652-8683 within the U.S., Canada and Puerto Rico

•	Dial (781) 575-2300 from outside the U.S.

•	Use Proxy Login Details above for voting identification purposes

To obtain a hard copy of Proxy Materials:

•	Dial (877) 223-3863 within the U.S.

•	Dial (267) 468-0767 from outside the U.S.

•	Requests must be received by 3:00 p.m., Eastern Daylight Time, on April 13, 2009

Voting deadline:

•	11:59 p.m., Eastern Daylight Time, on Monday, April 20, 2009

Thank you for submitting your very important vote.

Computershare Trust Company, N.A.

Independent Registrar and Transfer Agent for Lockheed Martin Corporation

BANK OF AMERICA, N.A.

IMPORTANT NOTICE TO PARTICIPANTS WITH LOCKHEED

MARTIN CORPORATION COMMON STOCK ALLOCATED

TO THEIR ACCOUNTS IN CERTAIN

COMPANY SPONSORED PLANS

Dear Plan Participant:

The enclosed 2009 proxy materials have been prepared at the direction of the Board of Directors of Lockheed Martin Corporation (“Lockheed Martin”) in connection with its solicitation of proxies for the Annual Meeting of Stockholders to be held on April 23, 2009.

Bank of America, N.A. (“BANA”) is trustee with respect to the shares of Lockheed Martin Corporation common stock (“Common Stock”) held in the SANDIA CORPORATION SAVINGS AND INCOME PLAN and the SANDIA CORPORATION SAVINGS AND SECURITY PLAN (the “Plans”). The enclosed Annual Meeting Proxy Card (the “proxy card”) is used for the purpose of giving voting instructions to BANA with respect to shares held in the Plans. This letter provides information concerning the voting of Common Stock held in the Plans.

The recommendations of the Board of Directors with respect to matters to be voted upon at the Annual Meeting of Stockholders are printed on the proxy card. If you want to follow the Board’s recommendations on all matters, you can do so by signing, dating and returning the proxy card in the enclosed postage-paid envelope without checking any of the boxes on the proxy card. You may also provide voting instructions electronically by Internet or touch-tone telephone, as explained below.

All matters to be voted upon at this meeting are extremely important and are described in the enclosed proxy materials. You should carefully read these materials and follow the instructions below to complete and return the proxy card or provide voting instructions electronically by Internet or telephone.

VOTING DEADLINE

In order to ensure that your voting instructions to BANA are tabulated in a timely fashion, your proxy card, Internet or telephone instructions must be received no later than 11:59 p.m. Eastern Daylight Time on April 20, 2009.

If you wish to provide voting instructions by returning the proxy card, you must complete, sign, date and return your proxy card in the envelope provided in time for it to be received by the voting deadline. Please return your proxy card in the envelope provided which is addressed to Computershare Trust Company, N.A. the confidential vote tabulator for BANA.

BANA’S RESPONSIBILITIES

As a trustee with respect to the Lockheed Martin Corporation Common Stock held in the SANDIA Plans, BANA’s responsibilities include providing proxy materials to participants, ensuring the confidentiality of participants’ voting instructions, voting shares in accordance with participant instructions, and voting shares for which no instructions are received from participants.

HOW TO GIVE VOTING INSTRUCTIONS

These instructions explain how you may give voting instructions to BANA with respect to shares of Lockheed Martin Corporation Common Stock held in the Plans.

Only BANA can vote the shares of Common Stock held by the Plans. However, under the terms of the Plans, each participant is entitled to instruct BANA on how to vote all shares allocated to his or her account. You may instruct BANA to vote for or against any particular matter or to abstain from voting on that matter. If you sign, date and return the proxy card but do not check any boxes on the card, BANA will vote the shares in accordance with the Board’s recommendations on the proxy card.

You may also provide voting instructions to BANA by using the Internet or a touch-tone telephone. Simply access www.investorvote.com on the Internet or dial 1-800-652-8683 on a touch-tone telephone and follow the directions. You must have your proxy card and your social security number available when you vote by Internet or telephone. If you return the proxy card and also provide voting instructions by Internet and/or telephone, BANA will follow your latest instructions. For this purpose, the date on your proxy card will be the date for those instructions. If it is not possible to determine which voting instructions are the latest, BANA will follow your latest dated electronic voting instructions.

Failure to Provide Instructions

If you fail to sign, date and return the proxy card or vote by Internet or telephone, BANA will vote shares allocated to your account in its sole discretion.

CONFIDENTIALITY

Your voting instructions to BANA are confidential. BANA will not disclose how you voted or if you voted, unless required to do so by law. You should feel free to instruct BANA to vote in the manner you think is best.

QUESTIONS

If you have any questions about your voting rights under the Plan, the proxy card or the confidentiality of your vote, please contact BANA between the hours of 8:30 a.m. and 4:00 p.m. Pacific time at 1-800-535-3093.

BANK OF AMERICA, N. A.
PLAN TRUSTEE